As filed with the Securities and Exchange Commission on August 4, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                      Date of fiscal year end: May 31, 2004

                     Date of reporting period: May 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[MASTRAPASQUA ASSET MANAGEMENT LOGO]                    ANNUAL REPORT

                                                        MAY 31, 2004




                                                         MASTRAPASQUA
                                                         GROWTH FUND




                    [MASTRAPASQUA ASSET MANAGEMENT GRAPHIC]

                               TABLE OF CONTENTS

A Message to Our Shareholders...............................    1

Performance Chart and Analysis..............................    4

Schedule of Investments.....................................    5

Statement of Assets and Liabilities.........................    6

Statement of Operations.....................................    7

Statements of Changes in Net Assets.........................    8

Financial Highlights........................................    9

Notes to Financial Statements...............................   10

Report of Independent Registered Public Accounting Firm.....   13

Additional Information......................................   14

                 (This page has been left blank intentionally.)

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

During the twelve months ending May 31, 2004, the equity markets experienced a particularly volatile period resulting in the S&P 500 up 18.32% and the Russell 1000 Growth up 18.02%. Mastrapasqua Growth Fund (the "Fund") was up 17.84%. For the period ended June 30, 2004, the most recent calendar quarter end, the Fund's 1-year and since inception (7/5/02) average annual returns were 18.69% and (15.63)%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 448-0982.)

The Fund's performance benefited from holdings in several sectors, especially Healthcare's Genentech (up 105.9%), Invitrogen (up 103.1%), and Waters Corporation (up 62.5%). Amgen (down 15.5%) and Genzyme (down 7.7%), along with Medimmune, Quest Diagnostics and Biovail, which were sold after their disappointments, negatively affected the Fund's performance. Technology's Symantec (up 103%), Intel (up 37.6%), and Cisco (up 37.4%) were partially offset by Oracle (down 12.4%) and Seagate which was sold. Despite Disney (up 20.6%), overall we were disappointed with the Media/Entertainment sector performance and we sold Scripps, Viacom, and Fox. Retail's Gap (up 42.7%), Transportation's Ryder Systems (up 44.2%), and Financial Service's Merrill Lynch (up 32.4%) contributed to performance.

During late 2003, the equity market continued upward, exhibiting the characteristics of an early-stage bull market, with the dichotomy of investors reluctant to buy at significantly higher prices and others remaining invested despite fearing a quick market decline. During early 2004, other than NASDAQ, the broad equity indexes improved modestly. The period's short term volatility and the media's preoccupation with the need to explain any given day's behavior often forces explanations that serve to confuse, rather than clarify, market behavior. The economic, financial and monetary forces that may be driving underlying market behavior are of an enduring nature and not subject to daily gyrations. Despite the media's rhetoric and "noise," the underlying forces that are at work will ultimately emerge. Those forces have the capacity to create explosive market behavior, particularly after a period of consolidation and disillusionment. Yet, market participants remain perplexed by the market's behavior in 2003, and are struggling with the issue of valuation that is likely to persist throughout 2004.

Over the past 12 months S&P 500 companies continued exceeding quarterly earnings estimates by a factor of 2.5 to 1, and your Fund's stocks on average have been exceeding quarterly earnings estimates by a factor of equal to or greater than 5 to 1. Profit growth is likely to be consistently underestimated throughout the year as productivity, inventory management, and world economic growth interact and impact the bottom line.

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Gross Domestic Product ("GDP") has increased 10 consecutive quarters and is expected to rise 4-4.5% in Q2 and approximately 4.5% for 2004. Corporate profits/cash flow are at record levels, and a record share of GDP. The steepness of the yield curve foreshadows a long and vigorous period of economic growth. The shape is more consistent with the early phase of the business cycle, not the latter stage. The level of short-term rates (which are below the inflationary rate and likely to stay there even if the federal fund target is raised 0.25% to 0.50%) is constructive for continued economic growth and a bull market. Monetary liquidity growth has accelerated suggesting the absence of financial stress - an important condition for rising equity valuations. World economic growth is also accelerating, with China as the high speed engine. Japan and Europe are generating results that are constantly exceeding expectations as they emerge from a long down cycle. Yet the level of conviction, although high among economists, appears relatively low among investors.

Corporate profits are at record levels and are the largest percent of GDP (10+%) in history. Productivity is rising by 1.5%-2% points above the long term trend of 2.5%. This bodes well for future profitability. Capital spending on "Equipment and Software" has increased for eight consecutive quarters and has risen at double-digit rates for the last three quarters. Such spending is becoming the engine driving economic growth. The Inventory/Sales Ratio is at a record low. Companies are lean. Inventory investment is another source of growth. Employment has increased by over one million in the last year. However, investors remain skeptical that such a trend can be sustained. Furthermore, the severity and the duration of the equity market decline (2000, 2001, and 2002) have created an elongated cycle of rebuilding investor confidence.

The characteristics of a bull market for equities are being manifested daily. Although geopolitical risk persists as reflected in the terrorist attacks in Spain and the renewed turmoil in Iraq, the short-term volatility these events induce should not alter the underlying fundamentals. Since market performance often occurs over a short period of time, it remains imperative for a long-term investor to recognize the conditions that may support rising valuations. It appears those conditions exist and have been reinforced by recent developments. Interest rates remain low. Another year of "negative real rates" is likely, a highly stimulative policy for economic growth. It is important to recognize that historically bull markets blossom during periods of negative real rates, increasing the upside potential of the equity market. The profit cycle adds another dimension to the valuation prospects for the stock market.

So what does this all mean? In our opinion, the current period of negative sentiment has depressed valuations, which should recover when uncertainty diminishes.

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

For more detailed analysis of companies in this portfolio and our current perspective on the capital markets, visit us online at www.mastrapasqua.com.

Sincerely,

[/S/ FRANK MASTRAPASQUA]

Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management

The views in this report were those of the Fund manager as of May 31, 2004 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 448-0982. Please read the prospectus carefully before you invest. Forum Fund Services, LLC, distributor. (07/04)

MASTRAPASQUA GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Fund (the "Fund"), compared with a broad-based securities market index, since the Fund's inception. The Russell 1000(R) Growth Index (the "Index") measures the performance of the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The Fund's total return and the total return of the Index assumes reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S NUMBER OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                          MASTRAPASQUA GROWTH FUND VS.
                           RUSSELL 1000 GROWTH INDEX

Average Annual Total Return on 5/31/04               1 Year            Since Inception on 7/5/00
--------------------------------------               ------            --------------------------
Mastrapasqua Growth Fund:                            17.84%                     (16.18)%
Russell 1000 Growth Index:                           18.02%                     (13.16)%

Investment Value on 5/31/04
---------------------------
Mastrapasqua Growth Fund:       $5,020
Russell 1000 Growth Index:      $5,765

[Edgar representation of graph

Date          Mastrapasqua Growth Fund    Russell 1000 Growth Index
   7/5/2000       10,000                       10,000
  7/31/2000        9,940                        9,825
  8/31/2000       11,260                       10,715
  9/30/2000       10,470                        9,701
 10/31/2000        9,700                        9,242
 11/30/2000        7,990                        7,880
 12/31/2000        8,040                        7,631
  1/31/2001        8,150                        8,158
  2/28/2001        6,750                        6,773
  3/31/2001        5,730                        6,036
  4/30/2001        6,460                        6,799
  5/31/2001        6,420                        6,699
  6/30/2001        6,280                        6,544
  7/31/2001        5,930                        6,380
  8/31/2001        5,340                        5,859
  9/30/2001        4,580                        5,274
 10/31/2001        4,950                        5,550
 11/30/2001        5,570                        6,084
 12/31/2001        5,520                        6,072
  1/31/2002        5,330                        5,965
  2/28/2002        4,940                        5,717
  3/31/2002        5,190                        5,915
  4/30/2002        4,690                        5,432
  5/31/2002        4,360                        5,301
  6/30/2002        3,970                        4,811
  7/31/2002        3,740                        4,546
  8/31/2002        3,650                        4,560
  9/30/2002        3,330                        4,087
 10/31/2002        3,670                        4,462
 11/30/2002        3,820                        4,704
 12/31/2002        3,540                        4,379
  1/31/2003        3,540                        4,273
  2/28/2003        3,570                        4,253
  3/31/2003        3,630                        4,332
  4/30/2003        3,860                        4,653
  5/31/2003        4,260                        4,885
  6/30/2003        4,280                        4,952
  7/31/2003        4,450                        5,075
  8/31/2003        4,650                        5,202
  9/30/2003        4,430                        5,146
 10/31/2003        4,800                        5,435
 11/30/2003        4,860                        5,492
 12/31/2003        4,940                        5,682
  1/31/2004        5,100                        5,798
  2/29/2004        5,210                        5,835
  3/31/2004        5,140                        5,726
  4/30/2004        4,910                        5,660
  5/31/2004        5,020                        5,765]


As of June 30, 2004, the Fund's
average annual total return was 18.69%
and (15.63)% for the 1-year and since
inception periods, respectively. For
up-to-date performances call (800)
488-0982.


MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

                      SECURITY
SHARES              DESCRIPTION                VALUE
-------   --------------------------------  -----------
COMMON STOCK (99.0%)
AMUSEMENT & RECREATION SERVICES (2.5%)
 16,900   Walt Disney Co.                   $   396,643
                                            -----------
APPAREL & ACCESSORY STORES (6.9%)
 19,200   Gap, Inc.                             463,680
 14,000   Limited Brands, Inc.                  270,200
 14,000   TJX Cos., Inc.                        348,740
                                            -----------
                                              1,082,620
                                            -----------
AUTOMOTIVE REPAIR, SERVICES & PARKING (3.3%)
 14,000   Ryder System, Inc.                    520,100
                                            -----------
BUILDING MATERIALS (2.4%)
 10,500   Home Depot, Inc.                      377,160
                                            -----------
BUSINESS SERVICES (13.6%)
  8,600   Adobe Systems, Inc.                   383,818
 14,000   Novell, Inc.+                         127,540
 31,700   Oracle Corp.+                         358,844
 72,000   Sun Microsystems, Inc.+               304,560
 14,000   Symantec Corp.+                       641,200
 12,400   Veritas Software Corp.+               329,840
                                            -----------
                                              2,145,802
                                            -----------
CHEMICALS & ALLIED PRODUCTS (17.5%)
  4,700   Alcon, Inc.                           368,762
  6,800   Amgen, Inc.+                          371,960
  7,200   Biogen Idec, Inc.+                    447,480
  8,000   Genentech, Inc.+                      478,480
  9,000   Genzyme Corp.+                        392,220
  5,900   Invitrogen Corp.+                     409,755
  4,500   Teva Pharmaceutical
          Industries - ADR                      297,765
                                            -----------
                                              2,766,422
                                            -----------
EATING & DRINKING PLACES (1.4%)
  6,000   Wendy's International, Inc.           226,740
                                            -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
EXCEPT COMPUTER EQUIPMENT (13.8%)
  9,300   Analog Devices, Inc.                  457,095
  2,100   Harman International Industries       168,294
 13,000   Intel Corp.                           371,150
 15,500   Jabil Circuit, Inc.+                  438,805
  9,700   Novellus Systems, Inc.+               322,913
 16,200   Texas Instruments, Inc.               422,982
                                            -----------
                                              2,181,239
                                            -----------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
SERVICES (1.9%)
  5,700   Cephalon, Inc.+                       307,059
                                            -----------
HOTELS, ROOMING HOUSES, CAMPS, AND OTHER LODGING PLACES
(2.1%)
  7,500   MGM Mirage+                           333,075
                                            -----------

                      SECURITY
SHARES              DESCRIPTION                VALUE
-------   --------------------------------  -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
(6.7%)
 13,400   Applied Materials, Inc.+          $   267,464
 19,950   Cisco Systems, Inc.+                  441,893
 31,700   EMC Corp.+                            356,308
                                            -----------
                                              1,065,665
                                            -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (5.2%)
  7,000   Affymetrix, Inc.+                     207,060
  5,000   Agilent Technologies, Inc.+           128,500
 10,500   Waters Corp.+                         483,840
                                            -----------
                                                819,400
                                            -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES (2.2%)
  8,900   International Game Technology         349,770
                                            -----------
OIL & GAS EXTRACTION (3.9%)
 10,000   Halliburton Co.                       290,400
  5,700   Schlumberger Ltd.                     325,869
                                            -----------
                                                616,269
                                            -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
SERVICES (7.0%)
  4,000   Goldman Sachs Group, Inc.             375,640
  7,700   Merrill Lynch & Co., Inc.             437,360
  5,500   Morgan Stanley                        294,305
                                            -----------
                                              1,107,305
                                            -----------
TRANSPORTATION BY AIR (5.5%)
  7,700   FedEx Corp.                           566,566
 20,000   Southwest Airlines Co.                310,200
                                            -----------
                                                876,766
                                            -----------
WHOLESALE TRADE - DURABLE GOODS (3.1%)
  8,571   Fisher Scientific International,
          Inc.+                                 492,060
                                            -----------
Total Common Stock (Cost $17,660,626)        15,664,095
                                            -----------
MONEY MARKET FUNDS (1.3%)
109,694   Citifunds Institutional Trust
          Liquid Reserves Class A               109,694
 96,478   Citibank Money Market Deposit
          Account                                96,478
                                            -----------
Total Money Market Funds (Cost $206,172)        206,172
                                            -----------
Total Investments in Securities - 100.3%
          (Cost $17,866,798)                $15,870,267
Other Assets and Liabilities, Net - (0.3%)      (46,888)
                                            -----------
TOTAL NET ASSETS - 100.0%                   $15,823,379
                                            ===========

-------------------------
+Non-income producing security.

ADR American Depositary Receipt.

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2004
--------------------------------------------------------------------------------

ASSETS
     Total investments, at value (Cost $17,866,798)            $15,870,267
     Receivables:
          Fund shares sold                                             301
          Interest and dividends                                     6,049
     Prepaid expenses                                                  363
                                                               -----------
Total Assets                                                    15,876,980
                                                               -----------
LIABILITIES
     Accrued Liabilities:
          Payables to related parties                                7,183
          Other expenses                                            46,418
                                                               -----------
Total Liabilities                                                   53,601
                                                               -----------
NET ASSETS                                                     $15,823,379
                                                               ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                           $26,756,986
     Accumulated net realized gain (loss)                       (8,937,076)
     Net unrealized appreciation (depreciation) of
        investments                                             (1,996,531)
                                                               -----------
NET ASSETS                                                     $15,823,379
                                                               ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     BASED ON NET ASSETS OF $15,823,379 AND 3,149,483 SHARES
     OUTSTANDING (UNLIMITED SHARES AUTHORIZED)                 $      5.02
                                                               ===========

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income (net of foreign taxes withheld $328)      $   52,978
                                                               ----------
Total Investment Income                                            52,978
                                                               ----------
EXPENSES
     Investment advisory fees                                     144,449
     Administration fees                                           24,425
     Transfer agency fees                                          20,455
     Shareholder servicing fees                                    36,112
     Custody fees                                                   6,670
     Accounting fees                                               35,172
     Registration fees                                             15,150
     Professional fees                                             29,956
     Trustees' fees and expenses                                      672
     Miscellaneous expenses                                        16,141
                                                               ----------
Total Expenses                                                    329,202
     Fees waived                                                  (90,864)
                                                               ----------
Net Expenses                                                      238,338
                                                               ==========
NET INVESTMENT INCOME (LOSS)                                     (185,360)
                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                     (457,390)
     Net change in unrealized appreciation (depreciation) on
        investments                                             3,036,927
                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          2,579,537
                                                               ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $2,394,177
                                                               ==========

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           YEAR ENDED          YEAR ENDED
                                                          MAY 31, 2004        MAY 31, 2003
                                                          --------------------------------
OPERATIONS
     Net investment income (loss)                         $  (185,360)        $  (129,759)
     Net realized gain (loss) on investments                 (457,390)         (2,580,509)
     Net change in unrealized appreciation
          (depreciation) of investments                     3,036,927           2,502,898
                                                          -----------         -----------
Increase (Decrease) in Net Assets from Operations           2,394,177            (207,370)
                                                          -----------         -----------
CAPITAL SHARE TRANSACTIONS
     Sale of shares                                         3,906,657           2,431,311
     Redemption of shares                                  (4,097,675)         (1,372,437)
                                                          -----------         -----------
Increase (Decrease) from Capital Share Transactions          (191,018)          1,058,874
                                                          -----------         -----------
Increase (Decrease) in Net Assets                           2,203,159             851,504
                                                          -----------         -----------
NET ASSETS
     Beginning of Period                                   13,620,220          12,768,716
                                                          -----------         -----------
     End of Period (a)                                    $15,823,379         $13,620,220
                                                          ===========         ===========
SHARE TRANSACTIONS
     Sale of shares                                           804,202             638,985
     Redemption of shares                                    (851,359)           (367,704)
                                                          -----------         -----------
Increase (Decrease) in Shares                                 (47,157)            271,281
                                                          ===========         ===========
-------------------------
(a) Accumulated undistributed (distributions in excess
    of) net investment income                             $         -         $         -
                                                          -----------         -----------

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                    JULY 5, 2000 (A)
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED           TO
                                       MAY 31, 2004   MAY 31, 2003   MAY 31, 2002     MAY 31, 2001
                                       ------------   ------------   ------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  4.26        $  4.36        $  6.42          $ 10.00
                                         -------        -------        -------          -------
INVESTMENT OPERATIONS
Net investment income (loss)               (0.06)         (0.04)         (0.06)           (0.06)
Net realized and unrealized gain
     (loss) on investments                  0.82          (0.06)         (2.00)           (3.52)
                                         -------        -------        -------          -------
Total from Investment Operations            0.76          (0.10)         (2.06)           (3.58)
                                         -------        -------        -------          -------
NET ASSET VALUE, END OF PERIOD           $  5.02        $  4.26        $  4.36          $  6.42
                                         =======        =======        =======          =======
TOTAL RETURN                               17.84%         (2.29)%       (32.09)%         (35.80)%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's
     omitted)                            $15,823        $13,620        $12,769          $15,628
Ratios to Average Net Assets
     Net Expenses                           1.65%          1.65%          1.65%            1.65%(b)
     Gross Expenses (c)                     2.28%          2.32%          2.04%            1.98%(b)
     Net investment income (loss)          (1.29)%        (1.23)%        (1.23)%          (0.99)%(b)
PORTFOLIO TURNOVER RATE                       45%            34%            57%              33%

-------------------------
(a) Commencement of operations.
(b) Annualized.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Mastrapasqua Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000. The Fund changed its name to Mastrapasqua Growth Fund from Mastrapasqua Growth Value Fund on May 7, 2004. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000 Growth Index at the time of their purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, as a result of the Fund having a net operating loss, certain amounts for the year ended May 31, 2004 have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Fund.

        Accumulated Net Investment Income
          (Loss)                             $ 185,360
        Paid-in Capital                       (185,360)

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of May 31, 2004, the Fund had capital loss carryovers of $161,595 expiring in May 2009, $3,735,976 expiring in May 2010, $2,652,123 expiring in May 2011 and
$2,245,270 expiring in May 2012 that are available to offset future capital gains.

For tax purposes, the current year deferred post-October capital loss was $142,112. This loss will be recognized for tax purposes on the first business day of the Fund's next tax year.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Mastrapasqua Asset Management (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for this service.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through September 30, 2004. Citigroup has voluntarily

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended May 31,2004, fees waived were as follows:

  INVESTMENT   TRANSFER   SHAREHOLDER   TOTAL FEES
   ADVISORY     AGENCY     SERVICING      WAIVED
  ----------   --------   -----------   ----------
   $59,623       $90        $31,151      $90,864

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $6,428,487 and $6,968,610, respectively, for the year ended May 31, 2004.

For Federal income tax purposes, the tax basis of investment securities owned as of May 31, 2004, was $17,866,798, and the net unrealized depreciation of investment securities was $1,996,531. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $1,963,658, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $3,960,189.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

        Unrealized Depreciation            $ (1,996,531)
        Capital and Other Losses             (8,852,437)
                                           ------------
        Total                              $(10,848,968)
                                           ============

MASTRAPASQUA GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MAY 31, 2004
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Mastrapasqua Growth
Fund:

We have audited the accompanying statement of assets and liabilities of Mastrapasqua Growth Fund (the "Fund"), a fund of Forum Funds, including the schedule of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 23, 2004

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 448-0982. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended May 31, 2004.

There were no long-term capital gain dividends paid by the Fund for the tax year ended May 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior offices or the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 448-0982.

                      POSITION     LENGTH              PRINCIPAL            NUMBER OF PORTFOLIOS
       NAME,          WITH THE     OF TIME           OCCUPATION(S)            IN FUND COMPLEX    OTHER DIRECTORSHIPS
  AGE AND ADDRESS       TRUST      SERVED         DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE   HELD BY TRUSTEES
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

John Y. Keffer         Trustee   1989-Present President, Citigroup; fund            24                  None
Born: July 15, 1942                           services division since
                                              2003; President, Forum
                                              Financial Group, LLC
                                              ("Forum") (a fund services
                                              company acquired by
                                              Citigroup in 2003).
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Costas Azariadis       Trustee   1989-Present Professor of Economics,               24                  None
Born: February 15,                            University of California-Los
1943                                          Angeles; Visiting Professor
                                              of Economics, Athens
                                              University of Economics and
                                              Business 1998-1999
--------------------------------------------------------------------------------------------------------------------

James C. Cheng         Trustee   1989-Present President, Technology                 24                  None
Born: July 26, 1942                           Marketing Associates
                                              (marketing company for
                                              small-and medium-sized
                                              businesses in New England).
--------------------------------------------------------------------------------------------------------------------

J. Michael Parish     Chairman   1989-Present Retired; Partner, Wolfe,              24                  None
Born: November 9,      Trustee                Block, Schorr and
1943                                          Solis-Cohen, LLP (law firm)
                                              2002-2003; Partner, Thelen
                                              Reid & Priest LLP (law firm)
                                              1995-2002.
--------------------------------------------------------------------------------------------------------------------

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

                      POSITION     LENGTH              PRINCIPAL            NUMBER OF PORTFOLIOS
       NAME,          WITH THE     OF TIME           OCCUPATION(S)            IN FUND COMPLEX    OTHER DIRECTORSHIPS
  AGE AND ADDRESS       TRUST      SERVED         DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE   HELD BY TRUSTEES
--------------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein    President  2003-Present Director, Citigroup since             N/A                  N/A
Born: August 3, 1961                          2003; Director, Business &
                                              Product Development, Forum
                                              1999-2003.
--------------------------------------------------------------------------------------------------------------------
Beth P. Hanson          Vice     2003-Present Relationship Manager;                 N/A                  N/A
Born: July 15, 1966  President/               Citigroup since 2003;
                      Assistant               Relationship Manager, Forum
                      Secretary               1999-2003.
--------------------------------------------------------------------------------------------------------------------
Stacey E. Hong        Treasurer  2002-Present Director, Fund Accounting,            N/A                  N/A
Born: May 10, 1966                            Citigroup since 2003;
                                              Director Forum Accounting
                                              Services, LLC (fund
                                              accountant acquired by
                                              Citigroup in 2003)
                                              1998-2003.
--------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk       Secretary  1998-Present Counsel, Citigroup since              N/A                  N/A
Born: August 24,                              2003; Counsel, Forum
1964                                          1998-2003.
--------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION                       [MASTRAPASQUA ASSET MANAGEMENT LOGO]


                                                        MASTRAPASQUA
                                                        GROWTH FUND


    INVESTMENT ADVISER
Mastrapasqua Asset Management
814 Church Street, Suite 600
    Nashville, TN 37203


       TRANSFER AGENT
Forum Shareholder Services, LLC
        P.O. Box 446
     Portland, ME 04112

                                                        P.O. BOX 446
                                                      PORTLAND, ME 04112
                                                         800-448-0982


 This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus.

                             [BROWN ADVISORY LOGO]
                                 ANNUAL REPORT

                                  MAY 31, 2004

                       BROWN ADVISORY MARYLAND BOND FUND
                    BROWN ADVISORY INTERMEDIATE INCOME FUND

                       This page intentionally left blank

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with an update on the Brown Advisory Maryland Bond Fund (the "Fund") for the twelve month period ended May 31, 2004.

Continuing to confound most prognosticators, the bond market, during early 2004, delivered positive returns from artificially depressed interest rate levels. Bond yields edged slightly lower due to a confluence of factors which included slow gains in job growth, the uncertainty of the presidential election, rising oil prices, and strong demand from risk-averse investors due to the terrorist attack in Madrid. By late spring, the first quarter's gains were almost completely erased after the release of March's employment figures pointed to the formation of 308,000 new jobs during that month, far above the consensus estimate of 120,000 new jobs. Additionally, as concerns that positive economic news from the labor front, coupled with steadily rising commodity prices, would eventually prompt an about-face in the Federal Reserve's heretofore accommodative monetary policy, bond traders took their profits and headed for the cash markets. By mid-year, the momentum of the bond market's anticipation of tighter monetary policy had moved interest rates approximately 100 basis points higher.

Hesitant though it has been to abandon its hyper-stimulative stance, the Federal Reserve will likely raise rates at a measured pace throughout the remainder of the year. We believe that the governors, having seen the sustained rise in payrolls they deemed an integral factor in their decision process, will begin the tightening process in June.

As interest rates began to move higher during the second quarter of 2004, the Fund outperformed the designated benchmark, the Lehman Brothers 7-year Municipal Bond Index, due to shorter duration (price sensitivity to interest rate movements). For the year, our early defensive positioning of the Fund (i.e. short duration) hindered performance as interest rates declined during the first few months of the year. Municipal bond returns, though modest, have been helped by strong demand from property and casualty insurance companies, "cross over" buyers, and, to a lesser degree, from retail investors who are recovering from interest rate "sticker shock." Municipal valuations remain attractive relative to Treasuries and Agencies, especially now that heavy financing needs have subsided and fiscal conditions among many municipalities have improved. (Performance data represents past performance and is no guarantee of future results.)

Concerned by the many challenges that face the bond market, we are continuing to maintain duration shorter than our designated benchmark. Our subsequent duration decisions will be influenced by the magnitude of such warning signals as payrolls, housing prices, commercial and industrial loans, domestic and Asian inflation, and the course of the dollar. This defensive posture is prudent at this stage of the interest rate cycle as the preconditions for a better economy continue to fall into place and the recovery reaches a self-sustaining stage.

As one of the country's most fiscally sound states, the State of Maryland has earned a AAA credit rating from both Moody's and Standard and Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more toward the government sector, Maryland has been less susceptible to revenue shortfalls. The State's unemployment rate, at 4.1%, remains below the national level of 5.9% and the state ranks as the fifth wealthiest state in the country with a per capital income that is 122% of the U.S. average. The revenue weakness experienced by the State has been successfully met with efforts by the Governor to reduce expenditures. Maryland's 2004 budget includes fee increases, a statewide hike in property taxes

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

and federal grants to narrow the shortfall. Importantly, a significant reason for the rating agencies favorable review of the State's fiscal situation is that the 2004 budget does not tap the Rainy Day Fund. At 5% of General Fund revenues, Maryland is one of few states not depleting reserves. Despite continuing fiscal challenges, the outlook for the State by both rating agencies is stable.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The Fund generally intends to maintain an average maturity between five and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past six months, the average maturity of the Fund has been between 4.4 and 5.2 years. We feel the impending higher interest rate environment warrants this action to mitigate principal depletion. Once the interest rate environment has stabilized, we will return the Fund's average maturity to fall within the normal maturity range. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2004, 59% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 41% of Fund assets and the overall credit quality is AA. General obligations of Maryland and its municipalities represent approximately 38% of assets while various revenue issues comprise approximately 59% of assets.

Largest Holdings (as of May 31, 2004)

                                       % of Holdings        S&P Credit Rating
                                       -------------        -----------------
Maryland Dept. of Transportation            10%                 AA
Washington Sub. San. District                8%                AAA
State of Maryland                            8%                AAA
University of Maryland                       7%                 AA
Montgomery Co., Maryland                     6%                AAA

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Maryland Bond Fund Team
May 2004

The views in this report were those of the Maryland Bond Fund Team as of May 31, 2004 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 540-6807. Please read the prospectus carefully before you invest. Forum Fund Services, LLC, distributor. (07/04)

--------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report on the progress of Brown Advisory Intermediate Income Fund (the "Fund") for the five-month fiscal period ended May 31, 2004. In order to achieve a common fiscal year end for our family of Brown Advisory mutual funds, the Fund's fiscal year end has been changed from December 31 to May 31. This is the reason for issuing a second annual report within five months of the prior annual report. The Fund seeks to provide a high level of income, consistent with preservation of principal, within an intermediate-term maturity structure.

The year 2004 to date has been characterized by two distinct trends in interest rates. Continuing to confound most prognosticators, the bond market, in the first quarter, continued to deliver positive returns from artificially depressed interest rate levels. Bond prices were pushed slightly higher (and yields lower) by a confluence of factors which included slow gains in job growth, the uncertainty of the presidential election, rising oil prices, and strong demand from risk-averse investors due to the terrorist attack in Madrid and other geo-political tensions. Meanwhile, dollar-hedging strategies, especially among short- to intermediate-term Treasuries and primarily from Japan and China, also contributed to the rally.

Abruptly, the first quarter's gains were almost completely erased after the release of March's employment figures pointed to the formation of 308,000 new jobs during that month, far above the consensus estimate of 120,000 new jobs. Spooked by concerns that positive economic news from the labor front, coupled with steadily rising commodity prices, would eventually prompt an about-face in the Federal Reserve's heretofore accommodative monetary policy, bond traders took their profits and headed for the cash markets.

For the five-month fiscal period, the Fund's Institutional Shares returned (0.01)%. During the same period, the Lehman Brothers Intermediate Aggregate Index (the "Index") returned (0.28)%. As of June 30, 2004, the Fund's Institutional Shares 1-year, 5-year and since inception (10/31/95) average annual returns were 0.96%, 6.13% and 5.91%, respectively. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 540-6807. Performance for other share classes will differ).

Generally, it was the Fund's longer duration assets which performed best during the first quarter, but which also declined in price the most in April and May. In fact, the price decline was so precipitous that for the five-month period, it was the shorter, more stable assets, which performed best. The Fund's corporate bonds generally returned more than its government bonds as income flow was larger, credit quality was generally improving, and demand remained high for that sector. Mortgages were the Fund's best performing sector as large income flows outweighed modest price declines.

The Fund outperformed the Index primarily because its duration (price sensitivity to interest rate movements) was shorter in the rising interest rate environment over the last two months and thus declining prices (rising interest rates) hurt the Fund less than the Index. The Fund was also over weighted in corporate credits, which added marginally to performance.

--------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Intermediate Income Fund Team
May 2004

The views in this report were those of the Intermediate Income Fund Team as of May 31, 2004 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 540-6807. Please read the prospectus carefully before you invest. Forum Fund Services, LLC, distributor. (07/04)

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Maryland Bond Fund Institutional Shares (the "Fund") compared with a broad-based municipal bond index. The performance information for the Lehman Brothers 7-year Municipal Bond Index (the "Index") is for periods commencing on December 31, 2000. The Index is a market index of investment grade municipal fixed rate debt securities with an average maturity of seven years. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES.

      INSTITUTIONAL SHARES VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                         (1.10)%
Three Year:                                         4.42%
Since Inception on 12/21/00:                        4.73%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                             $11,722
Lehman Brothers 7-year Municipal Bond Index:      $12,070

                                                                                                 LEHMAN BROTHERS 7-YEAR MUNICIPAL
                                                                    INSTITUTIONAL SHARES                    BOND INDEX
                                                                    --------------------         --------------------------------
12/21/00                                                                 $ 10,000                            $ 10,000
12/31/00                                                                   10,040                              10,000
                                                                           10,159                              10,170
                                                                           10,178                              10,177
                                                                           10,269                              10,259
                                                                           10,167                              10,167
                                                                           10,295                              10,283
                                                                           10,358                              10,334
                                                                           10,464                              10,462
                                                                           10,620                              10,620
                                                                           10,622                              10,617
                                                                           10,719                              10,724
                                                                           10,588                              10,605
12/31/01                                                                   10,520                              10,518
                                                                           10,669                              10,717
                                                                           10,806                              10,858
                                                                           10,569                              10,620
                                                                           10,814                              10,881
                                                                           10,881                              10,943
                                                                           10,999                              11,073
                                                                           11,118                              11,209
                                                                           11,248                              11,349
                                                                           11,430                              11,573
                                                                           11,260                              11,397
                                                                           11,217                              11,349
12/31/02                                                                   11,466                              11,607
                                                                           11,430                              11,576
                                                                           11,587                              11,746
                                                                           11,582                              11,741
                                                                           11,641                              11,819
                                                                           11,853                              12,110
                                                                           11,803                              12,053
                                                                           11,426                              11,643
                                                                           11,520                              11,749
                                                                           11,811                              12,118
                                                                           11,738                              12,052
                                                                           11,807                              12,141
12/31/03                                                                   11,857                              12,239
                                                                           11,896                              12,307
                                                                           12,065                              12,506
                                                                           11,992                              12,399
                                                                           11,751                              12,095
05/31/04                                                                   11,722                              12,070

--------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE INCOME FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

These charts reflect the change in value of a hypothetical $10,000 investment over the past 10 fiscal years (A Shares) or since inception (Institutional Shares), including reinvested dividends and distributions, in Brown Advisory Intermediate Income Fund (the "Fund") A Shares and Institutional Shares (collectively, a "Fund"), compared with a broad-based securities market index. The Lehman Brothers Intermediate Government/Credit Index (the "Index") is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The total return of the Fund includes the maximum 1.5% sales charge (A Shares only) and operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                  A SHARES VS.
                LEHMAN BROTHERS INTERMEDIATE GOV'T/CREDIT INDEX

Average Annual Total Return on 05/31/04 (with sales charge)
-----------------------------------------------------------
One Year:                                          (1.14)%
Five Year:                                           5.50%
Ten Year:                                            5.99%

Investment Value on 05/31/04
----------------------------
A Shares:                                    $17,898
Lehman Brothers Intermediate Gov't/Credit
  Index:                                     $19,660

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                                          A SHARES                      GOV'T/CREDIT INDEX
                                                                          --------                 ----------------------------
05/31/94                                                                 $  9,850                            $ 10,000
                                                                            9,840                               9,994
                                                                            9,959                              10,157
                                                                            9,999                              10,189
                                                                            9,899                              10,078
                                                                            9,879                              10,076
                                                                            9,829                              10,035
                                                                            9,839                              10,086
                                                                            9,982                              10,272
                                                                           10,198                              10,502
                                                                           10,240                              10,558
                                                                           10,343                              10,695
05/31/95                                                                   10,676                              11,022
                                                                           10,749                              11,092
                                                                           10,749                              11,100
                                                                           10,844                              11,206
                                                                           10,961                              11,293
                                                                           11,100                              11,410
                                                                           11,239                              11,553
                                                                           11,369                              11,682
                                                                           11,455                              11,778
                                                                           11,325                              11,655
                                                                           11,270                              11,602
                                                                           11,227                              11,564
05/31/96                                                                   11,205                              11,546
                                                                           11,316                              11,682
                                                                           11,361                              11,720
                                                                           11,349                              11,726
                                                                           11,529                              11,901
                                                                           11,733                              12,120
                                                                           11,892                              12,284
                                                                           11,824                              12,212
                                                                           11,859                              12,275
                                                                           11,882                              12,305
                                                                           11,800                              12,209
                                                                           11,929                              12,371
05/31/97                                                                   12,022                              12,481
                                                                           12,128                              12,606
                                                                           12,329                              12,855
                                                                           12,282                              12,804
                                                                           12,426                              12,957
                                                                           12,546                              13,101
                                                                           12,570                              13,134
                                                                           12,667                              13,245
                                                                           12,813                              13,403
                                                                           12,801                              13,407
                                                                           12,838                              13,456
                                                                           12,887                              13,527
05/31/98                                                                   12,974                              13,623
                                                                           13,062                              13,701
                                                                           13,112                              13,757
                                                                           13,313                              13,938
                                                                           13,529                              14,215
                                                                           13,490                              14,199
                                                                           13,478                              14,227
                                                                           13,529                              14,285
                                                                           13,593                              14,374
                                                                           13,451                              14,224
                                                                           13,555                              14,326
                                                                           13,581                              14,379
05/31/99                                                                   13,489                              14,281
                                                                           13,490                              14,266
                                                                           13,490                              14,216
                                                                           13,490                              14,222
                                                                           13,624                              14,398
                                                                           13,638                              14,455
                                                                           13,651                              14,470
                                                                           13,624                              14,426
                                                                           13,583                              14,343
                                                                           13,707                              14,481
                                                                           13,845                              14,635
                                                                           13,775                              14,621
05/31/00                                                                   13,775                              14,636
                                                                           14,041                              14,919
                                                                           14,112                              15,025
                                                                           14,310                              15,226
                                                                           14,453                              15,374
                                                                           14,510                              15,463
                                                                           14,697                              15,684
                                                                           14,943                              15,960
                                                                           15,161                              16,216
                                                                           15,292                              16,344
                                                                           15,395                              16,455
                                                                           15,395                              16,441
05/31/01                                                                   15,469                              16,540
                                                                           15,513                              16,590
                                                                           15,783                              16,915
                                                                           15,933                              17,079
                                                                           16,145                              17,335
                                                                           16,357                              17,602
                                                                           16,220                              17,428
                                                                           16,143                              17,345
                                                                           16,205                              17,467
                                                                           16,313                              17,636
                                                                           16,096                              17,402
                                                                           16,205                              17,713
05/31/02                                                                   16,377                              17,868
                                                                           16,409                              18,025
                                                                           16,630                              18,240
                                                                           16,852                              18,458
                                                                           17,076                              18,705
                                                                           16,997                              18,693
                                                                           17,025                              18,671
                                                                           17,313                              18,991
                                                                           17,323                              19,010
                                                                           17,522                              19,221
                                                                           17,526                              19,233
                                                                           17,626                              19,352
05/31/03                                                                   17,833                              19,592
                                                                           17,802                              19,596
                                                                           17,427                              19,124
                                                                           17,475                              19,207
                                                                           17,849                              19,632
                                                                           17,739                              19,495
                                                                           17,773                              19,527
                                                                           17,935                              19,715
                                                                           18,034                              19,844
                                                                           18,184                              20,032
                                                                           18,282                              20,162
                                                                           17,984                              19,729
05/31/04                                                                   17,898                              19,660

                            INSTITUTIONAL SHARES VS.
                LEHMAN BROTHERS INTERMEDIATE GOV'T/CREDIT INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                      0.66%
Five Year:                                     6.10%
Since Inception on 11/02/95:                   5.95%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                        $16,417
Lehman Brothers Intermediate Gov't/Credit
  Index:                                     $17,230

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                                    INSTITUTIONAL SHARES                GOV'T/CREDIT INDEX
                                                                    --------------------           ----------------------------
11/02/95                                                                 $ 10,000                            $ 10,000
                                                                           10,086                              10,125
                                                                           10,202                              10,238
                                                                           10,279                              10,323
                                                                           10,174                              10,215
                                                                           10,118                              10,168
                                                                           10,081                              10,135
05/31/96                                                                   10,063                              10,120
                                                                           10,174                              10,239
                                                                           10,206                              10,272
                                                                           10,198                              10,277
                                                                           10,360                              10,431
                                                                           10,554                              10,622
                                                                           10,697                              10,766
                                                                           10,630                              10,703
                                                                           10,671                              10,758
                                                                           10,694                              10,784
                                                                           10,624                              10,700
                                                                           10,740                              10,843
05/31/97                                                                   10,826                              10,938
                                                                           10,922                              11,048
                                                                           11,114                              11,267
                                                                           11,074                              11,221
                                                                           11,193                              11,356
                                                                           11,302                              11,482
                                                                           11,326                              11,511
                                                                           11,417                              11,608
                                                                           11,558                              11,747
                                                                           11,550                              11,751
                                                                           11,585                              11,793
                                                                           11,631                              11,855
05/31/98                                                                   11,711                              11,939
                                                                           11,791                              12,008
                                                                           11,838                              12,057
                                                                           12,020                              12,215
                                                                           12,226                              12,459
                                                                           12,194                              12,444
                                                                           12,185                              12,469
                                                                           12,224                              12,520
                                                                           12,293                              12,598
                                                                           12,168                              12,467
                                                                           12,264                              12,556
                                                                           12,289                              12,602
05/31/99                                                                   12,209                              12,516
                                                                           12,212                              12,503
                                                                           12,214                              12,459
                                                                           12,217                              12,464
                                                                           12,339                              12,619
                                                                           12,354                              12,668
                                                                           12,368                              12,682
                                                                           12,349                              12,643
                                                                           12,312                              12,570
                                                                           12,425                              12,691
                                                                           12,552                              12,827
                                                                           12,504                              12,814
05/31/00                                                                   12,507                              12,827
                                                                           12,748                              13,076
                                                                           12,813                              13,169
                                                                           12,993                              13,344
                                                                           13,123                              13,474
                                                                           13,177                              13,552
                                                                           13,360                              13,746
                                                                           13,573                              13,988
                                                                           13,781                              14,212
                                                                           13,902                              14,325
                                                                           13,996                              14,421
                                                                           13,999                              14,409
05/31/01                                                                   14,068                              14,496
                                                                           14,110                              14,540
                                                                           14,354                              14,825
                                                                           14,492                              14,968
                                                                           14,698                              15,193
                                                                           14,891                              15,427
                                                                           14,771                              15,275
                                                                           14,708                              15,201
                                                                           14,777                              15,309
                                                                           14,876                              15,456
                                                                           14,670                              15,251
                                                                           14,785                              15,524
05/31/02                                                                   14,929                              15,660
                                                                           14,960                              15,797
                                                                           15,176                              15,986
                                                                           15,378                              16,177
                                                                           15,596                              16,393
                                                                           15,513                              16,383
                                                                           15,558                              16,363
                                                                           15,800                              16,644
                                                                           15,815                              16,661
                                                                           16,014                              16,846
                                                                           16,022                              16,856
                                                                           16,118                              16,960
05/31/03                                                                   16,310                              17,171
                                                                           16,288                              17,175
                                                                           15,926                              16,761
                                                                           15,990                              16,834
                                                                           16,331                              17,206
                                                                           16,235                              17,086
                                                                           16,269                              17,114
                                                                           16,418                              17,279
                                                                           16,511                              17,392
                                                                           16,650                              17,557
                                                                           16,742                              17,670
                                                                           16,476                              17,291
05/31/04                                                                   16,417                              17,230

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
 MUNICIPAL BONDS - 97.0%
GENERAL OBLIGATION BONDS - 38.0%
$  100,000    Anne Arundel County Maryland                                  5.00%   04/01/06   $   103,502
   100,000    Anne Arundel County Maryland                                  5.25    08/01/09       109,906
   100,000    Anne Arundel County Maryland                                  5.00    02/01/10       107,379
   250,000    Anne Arundel County Maryland                                  5.00    02/15/10       272,090
   165,000    Anne Arundel County Maryland                                  5.00    05/15/13       175,935
   500,000    Anne Arundel County Maryland                                  4.75    02/15/17       513,435
   500,000    Anne Arundel County Maryland                                  4.80    02/15/18       512,095
   835,000    Baltimore County Maryland Metropolitan District               4.40    08/01/09       883,539
   500,000    Baltimore County Maryland Metropolitan District 67th Issue    5.00    06/01/07       537,225
              Carroll County Maryland County Commissioners Consolidated
                Public Improvement
   200,000    Prerefunded 12/01/06 @ 101                                    5.10    12/01/12       215,860
              Carroll County Maryland County Commissioners Consolidated
                Public Improvement
   100,000    Prerefunded 12/01/07 @ 101                                    5.00    12/01/15       108,668
   500,000    Charles County Maryland Consolidated Public Improvement       4.20    02/01/11       523,325
   250,000    Charles County Maryland County Commissioners Consolidated
                Public Improvement                                          3.00    03/01/10       244,520
   100,000    Frederick County Maryland Public Facilities                   5.00    07/01/07       107,438
   800,000    Frederick County Maryland Public Facilities                   4.00    07/01/08       837,328
   225,000    Frederick County Maryland Public Facilities Series A          3.80    07/01/07       233,748
   250,000    Garrett County Maryland Hospital Refunding FGIC Insured       5.10    07/01/09       272,700
   740,000    Harford County Maryland                                       5.00    12/01/13       792,629
   200,000    Harford County Maryland Consolidated Public Improvement       4.25    01/15/13       206,890
   240,000    Howard County Maryland Consolidated Public Improvement
                Series A                                                    4.30    02/15/08       253,128
   350,000    Howard County Maryland Consolidated Public Improvement
                Series A                                                    5.00    02/15/08       377,738
   295,000    Howard County Maryland Consolidated Public Improvement
                Series A                                                    5.00    02/15/09       315,042
   230,000    Howard County Maryland Consolidated Public Improvement
                Series A                                                    2.50    08/15/10       214,153
              Howard County Maryland Consolidated Public Improvement
                Series A Prerefunded
    30,000    02/15/08 @ 100                                                5.00    02/15/09        32,300
   565,000    Maryland National Capital Park & Planning Park Acquisition &
                Development Series BB2                                      3.50    07/01/09       573,560
 1,100,000    Montgomery County Maryland Consolidated Public Improvement
                Series A                                                    5.00    01/01/10     1,177,858
   125,000    Montgomery County Maryland Consolidated Public Improvement
                Series A                                                    4.75    05/01/12       131,924
   325,000    Montgomery County Maryland Consolidated Public Improvement
                Series A                                                    4.70    01/01/13       340,408
 1,090,000    Montgomery County Maryland Consolidated Public Improvement
                Series A                                                    4.88    05/01/13     1,157,591
              Montgomery County Maryland Consolidated Public Improvement
                Series A Prerefunded
   100,000    01/01/10 @ 101                                                5.60    01/01/16       112,622
 1,000,000    Montgomery County Maryland Series A                           5.00    11/01/07     1,080,460
   500,000    Ocean City Maryland FGIC Insured                              4.25    03/01/11       523,510
   500,000    Ocean City Maryland MBIA Insured                              3.25    03/01/11       490,125
 1,000,000    Prince Georges County Maryland Consolidated Public
                Improvement                                                 3.25    09/15/11       971,350
    50,000    Prince Georges County Maryland Consolidated Public
                Improvement FSA Insured                                     5.00    10/01/12        53,535
   500,000    St Mary's County Maryland Public Facilities                   3.25    11/01/08       506,340
   625,000    State of Maryland State & Local Facilities Loan 1st Series    4.50    02/15/08       649,994
   385,000    State of Maryland State & Local Facilities Loan 1st Series    4.00    03/01/08       402,086
   500,000    State of Maryland State & Local Facilities Loan 1st Series    4.75    03/01/09       534,260
    50,000    State of Maryland State & Local Facilities Loan 1st Series    4.50    03/01/14        51,487
   300,000    State of Maryland State & Local Facilities Loan 2nd Series    5.00    10/15/07       314,400
   225,000    State of Maryland State & Local Facilities Loan 2nd Series    5.00    08/01/08       241,924
   150,000    State of Maryland State & Local Facilities Loan 2nd Series    5.00    08/01/09       160,578
   350,000    State of Maryland State & Local Facilities Loan 2nd Series    5.00    10/15/09       370,016

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
$  500,000    State of Maryland State & Local Facilities Loan 3rd Series    5.00%   10/15/06   $   534,090
 2,070,000    State of Maryland State & Local Facilities Loan Capital
                Improvement Series A                                        5.50    08/01/13     2,341,708
 1,000,000    Washington Suburban Sanitation District - General
                Construction                                                4.50    06/01/05     1,030,530
   500,000    Washington Suburban Sanitation District - General
                Construction                                                5.00    06/01/08       541,865
   500,000    Washington Suburban Sanitation District - General
                Construction                                                4.25    06/01/10       525,835
   100,000    Washington Suburban Sanitation District - General
                Construction                                                5.00    06/01/23       100,881
              Washington Suburban Sanitation District - General
                Construction Prerefunded 06/01/04
   320,000    @ 102                                                         4.63    06/01/06       326,493
   450,000    Washington Suburban Sanitation District - Sewage Disposal     5.25    06/01/07       486,747
 1,000,000    Washington Suburban Sanitation District - Sewage Disposal     5.25    06/01/10     1,105,780
   200,000    Washington Suburban Sanitation District - Sewage Disposal
                2nd Series                                                  4.75    06/01/07       213,448
   475,000    Washington Suburban Sanitation District - Water Supply        4.38    06/01/07       501,800
   500,000    Washington Suburban Sanitation District - Water Supply        4.25    06/01/10       525,835
   500,000    Washington Suburban Sanitation District - Water Supply 2nd
                Series                                                      3.00    06/01/11       479,165
                                                                                               -----------
Total General Obligation Bonds (Cost $26,163,184)                                               26,508,778
                                                                                               -----------
REVENUE BONDS - 59.0%
              Baltimore Maryland Certificates of Participation - Emergency
                Telecom Facilities Series A
   635,000    AMBAC Insured                                                 4.70    10/01/06       671,398
   925,000    Baltimore Maryland Convention Center MBIA Insured             5.00    09/01/19       950,428
   185,000    Carroll County Maryland Fairhaven & Copper Ridge Series A
                RADIAN Insured                                              5.20    01/01/10       199,330
              Frederick County Maryland Educational Facilities Revenue
                Mount Saint Mary's College
   170,000    Series A                                                      4.55    09/01/06       176,870
              Frederick County Maryland Educational Facilities Revenue
                Mount Saint Mary's College
   170,000    Series A                                                      4.65    09/01/07       177,691
              Frederick County Maryland Educational Facilities Revenue
                Mount Saint Mary's College
   400,000    Series A                                                      4.80    09/01/09       417,680
              Maryland Community Development Administration - Department
                of Housing &
   500,000    Community FSA Insured                                         2.75    07/01/09       486,330
              Maryland Community Development
                Administration - Infrastructure Financing Series B
   740,000    MBIA Insured                                                  4.35    06/01/06       773,093
   175,000    Maryland Community Development Administration - Residential
                Program Series A                                            4.05    09/01/07       177,996
 1,000,000    Maryland Community Development Administration - Single
                Family Program 1st Series                                   4.65    04/01/12     1,035,760
   500,000    Maryland Community Development Administration - Single
                Family Program 1st Series                                   4.75    04/01/13       515,285
 1,100,000    Maryland Department of Transportation                         5.50    09/01/06     1,183,248
   500,000    Maryland Department of Transportation                         5.00    11/01/08       542,390
   500,000    Maryland Department of Transportation                         5.00    12/15/08       542,960
   500,000    Maryland Department of Transportation                         5.50    02/01/10       556,040
   900,000    Maryland Department of Transportation 2nd Issue               3.00    06/01/11       853,560
 1,050,000    Maryland Department of Transportation 2nd Issue               4.00    06/01/13     1,062,054
   300,000    Maryland Department of Transportation Prerefunded 12/01/05 @
                101                                                         5.00    12/01/09       317,577
 1,850,000    Maryland Department of Transportation Prerefunded 12/15/08 @
                100                                                         5.50    12/15/11     2,046,359
   255,000    Maryland Economic Development Corporation - Bowie State
                University Project                                          4.00    06/01/09       257,828
              Maryland Economic Development Corporation - Maryland
                Department of Transportation
   500,000    Headquarters                                                  5.00    06/01/15       528,930
              Maryland Economic Development Corporation - University of
                Maryland College Park
   250,000    Project                                                       4.00    06/01/09       252,772
              Maryland Economic Development Corporation - University of
                Maryland College Park
   340,000    Project                                                       4.25    06/01/10       344,954
              Maryland Economic Development Corporation - University of
                Maryland College Park
   700,000    Project AMBAC Insured                                         4.00    07/01/08       727,160

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
              Maryland Economic Development Corporation - University of
$  300,000      Maryland College Park Project AMBAC Insured                 5.38%   07/01/12   $   331,053
              Maryland Economic Development Corporation - University of
   430,000      Maryland Series A                                           4.00    10/01/08       434,769
              Maryland Economic Development Corporation - University of
   225,000      Maryland Series A                                           4.50    10/01/11       223,945
              Maryland Economic Development Corporation - University
   410,000      Village Sheppard Pratt ACA Insured                          4.75    07/01/07       425,490
              Maryland Health & Higher Educational Facilities - Adventist
   500,000      Health Care Series A                                        5.00    01/01/14       497,155
              Maryland Health & Higher Educational Facilities - Board of
   500,000      Child Care                                                  4.50    07/01/12       516,595
              Maryland Health & Higher Educational Facilities - Bullis
   450,000      School FSA Insured                                          5.00    07/01/13       483,304
              Maryland Health & Higher Educational Facilities - Bullis
   100,000      School FSA Insured                                          5.00    07/01/15       105,944
              Maryland Health & Higher Educational Facilities - Carroll
   120,000      County General Hospital                                     4.25    07/01/08       125,122
              Maryland Health & Higher Educational Facilities - Carroll
   250,000      County General Hospital                                     4.63    07/01/10       262,085
              Maryland Health & Higher Educational Facilities - Carroll
   500,000      County General Hospital                                     5.00    07/01/13       522,295
              Maryland Health & Higher Educational Facilities - Charity
   500,000      Obligated Group Series A                                    4.75    11/01/14       513,935
              Maryland Health & Higher Educational Facilities - Frederick
   400,000      Memorial Hospital                                           3.60    07/01/08       404,932
              Maryland Health & Higher Educational Facilities - Frederick
   450,000      Memorial Hospital                                           4.20    07/01/11       452,457
              Maryland Health & Higher Educational Facilities - Greater
   500,000      Baltimore Medical Center                                    5.00    07/01/20       501,900
              Maryland Health & Higher Educational Facilities - Johns
   300,000      Hopkins Health System AMBAC Insured                         5.10    07/01/10       318,927
              Maryland Health & Higher Educational Facilities - Johns
   500,000      Hopkins Hospital                                            5.00    05/15/10       538,405
              Maryland Health & Higher Educational Facilities - Johns
   900,000      Hopkins Hospital                                            5.00    05/15/11       969,237
              Maryland Health & Higher Educational Facilities - Johns
   500,000      Hopkins Hospital                                            4.60    05/15/14       509,510
              Maryland Health & Higher Educational Facilities - Johns
   100,000      Hopkins Hospital                                            4.70    05/15/15       101,643
              Maryland Health & Higher Educational Facilities - Johns
   400,000      Hopkins Hospital Series A                                   2.25    02/01/07       396,072
              Maryland Health & Higher Educational Facilities - Johns
    90,000      Hopkins University Prerefunded 07/01/09 @ 101               6.00    07/01/39       102,676
              Maryland Health & Higher Educational Facilities - Johns
   250,000      Hopkins University Series A                                 4.00    07/01/08       259,407
              Maryland Health & Higher Educational Facilities - Johns
   500,000      Hopkins University Series A                                 5.00    07/01/10       539,670
              Maryland Health & Higher Educational Facilities - Johns
   250,000      Hopkins University Series A                                 5.00    07/01/12       267,365
              Maryland Health & Higher Educational Facilities - Johns
   250,000      Hopkins University Series A                                 5.00    07/01/13       266,757
              Maryland Health & Higher Educational Facilities - Kennedy
   235,000      Krieger Institute                                           3.88    07/01/10       237,282
              Maryland Health & Higher Educational Facilities - Kennedy
   535,000      Krieger Institute                                           5.30    07/01/12       558,695
              Maryland Health & Higher Educational Facilities - Kennedy
   200,000      Krieger Institute                                           4.38    07/01/13       199,696
              Maryland Health & Higher Educational Facilities - Lifebridge
   575,000      Health Series A                                             5.00    07/01/08       614,497
              Maryland Health & Higher Educational Facilities - Medstar
 1,000,000      Health                                                      5.00    08/15/09     1,048,020
              Maryland Health & Higher Educational Facilities - McLean
   250,000      School                                                      5.00    07/01/08       263,247
              Maryland Health & Higher Educational
   315,000      Facilities - Medlantic/Helix Series B AMBAC Insured         4.00    08/15/05       324,015
              Maryland Health & Higher Educational
   575,000      Facilities - Medlantic/Helix Series B AMBAC Insured         4.00    08/15/06       598,385
              Maryland Health & Higher Educational
   600,000      Facilities - Pickersgill Series A                           5.85    01/01/10       641,334
              Maryland Health & Higher Educational Facilities - Sheppard
   635,000      Pratt Series A                                              3.00    07/01/09       616,394
              Maryland Health & Higher Educational Facilities - Sheppard
   430,000      Pratt Series A                                              3.30    07/01/10       415,668
              Maryland Health & Higher Educational Facilities - Union
   250,000      Hospital of Cecil County                                    3.00    07/01/05       252,940
              Maryland Health & Higher Educational Facilities - Union
   250,000      Hospital of Cecil County                                    3.75    07/01/08       254,508
              Maryland Health & Higher Educational Facilities - University
   190,000      of Maryland Medical System                                  4.00    07/01/05       194,277
              Maryland Health & Higher Educational Facilities - University
   400,000      of Maryland Medical System                                  4.00    07/01/06       412,768

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
              Maryland Health & Higher Educational Facilities - University
$  400,000      of Maryland Medical System                                  5.00%   07/01/09   $   424,300
              Maryland Health & Higher Educational Facilities - University
   750,000      of Maryland Medical System                                  5.00    07/01/12       787,200
              Maryland Industrial Development Financing
   805,000      Authority - American Center for Physics                     3.95    12/15/07       837,538
              Maryland Industrial Development Financing Authority - Holy
   500,000      Cross Health System Corporation                             5.50    12/01/08       547,065
              Maryland Industrial Development Financing
   500,000      Authority - National Aquarium Baltimore Series B            4.50    11/01/14       509,010
              Maryland Transportation Authority - Baltimore/Washington
                International Airport Series B FGIC Insured Prerefunded
    90,000      07/01/04 @102                                               5.88    07/01/06        92,177
 1,000,000    Maryland Water Quality Financing Series A                     5.30    09/01/09     1,042,010
              Montgomery County Maryland - Germantown Indoor Swim Center
   500,000      Project                                                     2.50    04/01/08       487,695
              Montgomery County Maryland - Housing Opportunity Commission
   500,000      Aston Woods Apartments Series A Multifamily Revenue         4.90    05/15/31       524,175
              Montgomery County Maryland - Housing Opportunity Commission
   400,000      Series A Single Family Mortgage                             2.85    07/01/07       403,268
              Montgomery County Maryland - Housing Opportunity Commission
   270,000      Series A Single Family Mortgage                             4.15    07/01/08       276,051
              Montgomery County Maryland - Housing Opportunity Commission
   200,000      Series A Multi-Family Mortgage                              5.40    07/01/11       213,504
              Montgomery County Maryland - Solid Waste Disposal Series A
   500,000      AMBAC Insured                                               3.25    06/01/08       506,425
              University of Maryland System Auxiliary Facility & Tuition
 1,000,000      Revenue Series A                                            5.00    04/01/08     1,077,860
              University of Maryland System Auxiliary Facility & Tuition
   485,000      Revenue Series A                                            4.00    10/01/08       505,695
              University of Maryland System Auxiliary Facility & Tuition
   865,000      Revenue Series A                                            5.00    04/01/09       924,599
              University of Maryland System Auxiliary Facility & Tuition
   500,000      Revenue Series A                                            5.00    04/01/10       533,625
                                                                                               -----------
Total Revenue Bonds (Cost $40,686,687)                                                          41,192,266
                                                                                               -----------
Total Municipal Bonds (Cost $66,849,871)                                                        67,701,044
                                                                                               -----------
  Shares
  ------
 SHORT-TERM INVESTMENT - 1.4%
 1,014,855    Citi(SM) Institutional Tax Free Reserves (Cost $1,014,855)                         1,014,855
                                                                                               -----------
Total Investments in Securities - 98.4% (Cost $67,864,726)                                     $68,715,899
Other Assets & Liabilities, Net - 1.6%                                                           1,113,385
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $69,829,284
                                                                                               ===========

---------------------------------------------------
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
FGIC   Financial Guaranty Insurance Corporation
FSA    Financial Security Assurance
MBIA   Municipal Bond Insurance Association

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
 ASSET BACKED SECURITIES - 3.1%
$2,625,383    California Infrastructure SCE Series 97-1-A6 (Cost
              $2,580,643)                                                   6.38%   09/25/08   $ 2,751,036
                                                                                               -----------
CORPORATE BONDS & NOTES - 38.1%
 1,825,000    Aristech Chemicals Corp.                                      6.88    11/15/06     1,952,595
 2,000,000    AT&T Corp.                                                    8.05    11/15/11     2,159,872
 1,000,000    Baltimore Gas & Electric MTN                                  6.75    06/05/12     1,091,187
 2,000,000    Bombardier Capital, Inc.~                                     7.50    10/17/05     2,103,396
 1,300,000    Comcast Cable Communications                                  7.13    06/15/13     1,421,668
 1,000,000    Comcast Corp.                                                 6.50    01/15/15     1,038,361
 2,295,000    Consolidated Freightways                                      7.35    06/01/05     2,384,796
 3,000,000    Ford Motor Credit Co.                                         7.38    10/28/09     3,190,308
   235,000    General Electric Capital Corp. MTN Series A+                  0.71    12/01/36       230,848
 1,000,000    General Electric Capital Corp. MTN Series A                   6.88    11/15/10     1,112,358
 1,550,000    General Electric Co.                                          5.00    02/01/13     1,525,651
 1,000,000    General Motors Acceptance Corp.                               6.85    06/17/04     1,002,276
 1,800,000    Hertz Corp.                                                   4.70    10/02/06     1,807,544
 2,000,000    Kraft Foods, Inc.                                             5.25    06/01/07     2,079,718
 1,300,000    Merrill Lynch & Co.                                           4.00    09/15/08     1,278,519
 3,000,000    Pemex Project Funding Master Trust                            7.38    12/15/14     3,101,250
 2,795,000    Rouse Co.                                                     8.00    04/30/09     3,174,136
 2,000,000    Verizon Maryland, Inc. Series A                               6.13    03/01/12     2,090,584
   800,000    Wilmington Trust Corp.                                        6.63    05/01/08       869,187
                                                                                               -----------
Total Corporate Bonds & Notes (Cost $33,661,420)                                                33,614,254
                                                                                               -----------
US GOVERNMENT & AGENCY OBLIGATIONS - 49.6%
FFCB - 2.4%
 2,000,000    FFCB                                                          6.00    06/11/08     2,156,616
                                                                                               -----------
FHLB NOTES - 3.7%
 3,000,000    FHLB Series RF-07                                             6.75    08/15/07     3,290,358
                                                                                               -----------
FHLMC DEBENTURES - 2.3%
 2,000,000    FHLMC                                                         6.25    07/15/04     2,012,244
                                                                                               -----------
FNMA - 2.2%
 2,000,000    FNMA+/-                                                       3.00    01/27/11     1,986,242
                                                                                               -----------
GUARANTEED EXPORT TRUST - 0.0%
    15,084    Guaranteed Export Trust Series 94-F                           8.19    12/15/04        15,350
                                                                                               -----------
MORTGAGE BACKED SECURITIES - 31.6%
 3,257,380    FHLMC Pool #1B0889+                                           4.54    05/01/33     3,219,950
    56,114    FHLMC Pool #C00210                                            8.00    01/01/23        61,258
   547,273    FHLMC Pool #E20099                                            6.50    05/01/09       580,153
 3,186,175    FHLMC Pool #E93051                                            5.50    12/01/17     3,257,327
    42,699    FHLMC Pool #G10049                                            8.00    10/01/07        45,463
   369,209    FHLMC Pool #G10543                                            6.00    06/01/11       385,248
   338,788    FHLMC Pool #G10682                                            7.50    06/01/12       361,334
   314,603    FHLMC Pool #G10690                                            7.00    07/01/12       334,557
 3,390,672    FHLMC Pool #M80814                                            5.00    05/01/10     3,454,780
 2,482,539    FHLMC Pool #M90747                                            5.50    08/01/07     2,549,744
 1,220,857    FNMA Pool #254089                                             6.00    12/01/16     1,269,233
   254,825    FNMA Pool #326570                                             7.00    02/01/08       266,371

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Face Amount                       Security Description                      Rate    Maturity      Value
-----------                       --------------------                      ----    --------      -----
$  247,810    FNMA Pool #409589                                             9.50%   11/01/15   $   274,721
 1,023,936    FNMA Pool #433646                                             6.00    10/01/13     1,066,956
   442,500    FNMA Pool #539082                                             7.00    08/01/28       467,373
    42,538    FNMA Pool #572448                                             7.00    03/01/27        44,980
   822,433    FNMA Pool #625536                                             6.00    01/01/32       837,585
   826,790    FNMA Pool #628837                                             6.50    03/01/32       856,929
 3,359,571    FNMA Pool #663238                                             5.50    09/01/32     3,336,254
 1,226,563    FNMA Pool #741373+                                            4.26    12/01/33     1,232,628
 1,270,257    FNMA Pool #744805+                                            4.58    11/01/33     1,250,090
 1,710,141    FNMA Pool #764342+                                            3.98    02/01/34     1,684,914
   284,783    GNMA Pool #487110                                             6.50    04/15/29       296,483
   100,640    GNMA Pool #571166                                             7.00    08/15/31       106,499
   534,731    GNMA Pool #781186                                             9.00    06/15/30       593,688
                                                                                               -----------
                                                                                                27,834,518
                                                                                               -----------
SLMA - 2.4%
 2,000,000    SLMA                                                          5.25    03/15/06     2,088,850
                                                                                               -----------
US TREASURY SECURITY - 5.0%
 4,390,620    US Treasury Inflation Index                                   2.00    01/15/14     4,399,592
                                                                                               -----------
Total US Government & Agency Obligations (Cost $43,293,179)                                     43,783,770
                                                                                               -----------
  Shares
  ------
 SHORT-TERM INVESTMENTS - 10.0%
   133,975    Citibank Money Market Deposit Account                                                133,975
 4,265,604    Citi(SM) Institutional Cash Reserves Class O                                       4,265,604
 4,417,081    Citi(SM) Institutional Liquid Reserves Class A                                     4,417,081
                                                                                               -----------
Total Short-Term Investments (Cost $8,816,660)                                                   8,816,660
                                                                                               -----------
Total Investments in Securities - 100.8% Cost ($88,351,902)                                    $88,965,720
Other Assets and Liabilities, Net - (0.8)%                                                        (743,827)
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $88,221,893
                                                                                               ===========

---------------------------------------------------
+      Variable rate security.
~ Securities that may be resold to "Qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the advisor pursuant to procedures approved by the Board of Trustees.
+/- Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
FFCB   Federal Farm Credit Bank
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   Government National Mortgage Association
MTN    Medium Term Note
SLMA   Student Loan Marketing Association

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2004
--------------------------------------------------------------------------------

                                                                 BROWN          BROWN
                                                               ADVISORY        ADVISORY
                                                               MARYLAND      INTERMEDIATE
                                                               BOND FUND     INCOME FUND
                                                              -----------    ------------
ASSETS
  Total investments, at value
    (Cost $67,864,726 and $88,351,902, respectively)          $68,715,899    $88,965,720
  Receivables:
    Fund shares sold                                                   -         236,500
    Investment securities sold                                 1,000,000         209,667
    Interest and dividends                                       987,785         911,261
    Expense reimbursement from Advisor                                 -           2,929
    Prepaid expenses                                               1,890           2,970
                                                              -----------    -----------
Total Assets                                                  70,705,574      90,329,047
                                                              -----------    -----------
LIABILITIES
  Payables:
    Investment securities purchased                              337,837       1,068,667
    Fund shares redeemed                                         319,591         765,959
    Dividends                                                    153,370         205,089
  Accrued Liabilities:
    Payables to related parties                                   20,912          23,442
    Trustees' fees and expenses                                        -             544
    Other expenses                                                44,580          43,453
                                                              -----------    -----------
Total Liabilities                                                876,290       2,107,154
                                                              -----------    -----------
NET ASSETS                                                    $69,829,284    $88,221,893
                                                              ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                             $68,945,656    $88,467,117
  Accumulated undistributed (distributions in excess of) net
    investment income                                                 88         129,422
  Accumulated net realized gain (loss) on investments             32,367        (988,464)
  Unrealized appreciation (depreciation) on investments          851,173         613,818
                                                              -----------    -----------
NET ASSETS                                                    $69,829,284    $88,221,893
                                                              ===========    ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
  Institutional Shares                                         6,688,086       6,463,324
  A Shares                                                             -       1,797,643

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Institutional Shares (based on net assets of $69,829,284
    and $69,251,188, respectively)                            $    10.44     $     10.71
                                                              -----------    -----------
  A Shares (based on net assets of $18,970,705)               $        -     $     10.55
                                                              -----------    -----------
  A Shares Maximum Public Offering Price Per Share (net
    asset value per share/98.50%)                             $        -     $     10.71
                                                              -----------    -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                      BROWN ADVISORY              BROWN ADVISORY
                                                         MARYLAND                  INTERMEDIATE
                                                        BOND FUND                  INCOME FUND
                                                      --------------   ------------------------------------
                                                        YEAR ENDED       PERIOD ENDED        YEAR ENDED
                                                       MAY 31, 2004    MAY 31, 2004 (a)   DECEMBER 31, 2003
                                                      --------------   ----------------   -----------------
INVESTMENT INCOME
  Interest income                                      $ 2,412,246       $ 1,631,474         $ 4,319,545
  Dividend income                                           12,731            18,843              64,893
                                                       -----------       -----------         -----------
Total Investment Income                                  2,424,977         1,650,317           4,384,438
                                                       -----------       -----------         -----------
EXPENSES
  Investment Advisor fees                                  348,697           128,459             360,907
  Administrator fees                                        57,287            30,502              91,423
  Transfer agency fees:
    Institutional Shares                                    21,187             8,529              20,019
    A Shares (b)                                             9,033            15,798              46,769
  Distributor fees:
    A Shares (b)                                               344            20,395              63,424
  Custodian fees                                            12,466             6,180               6,061
  Accountant fees                                           67,114            29,985              73,196
  Registration fees                                          4,244             4,457              11,122
  Professional fees                                         36,990            13,660              34,265
  Trustees' fees and expenses                                2,318             1,351               2,589
  Miscellaneous expenses                                    38,089            11,696              26,102
                                                       -----------       -----------         -----------
Total Expenses                                             597,769           271,012             735,877
  Fees waived and expenses reimbursed                      (74,378)          (30,402)           (173,868)
                                                       -----------       -----------         -----------
Net Expenses                                               523,391           240,610             562,009
                                                       -----------       -----------         -----------
NET INVESTMENT INCOME (LOSS)                             1,901,586         1,409,707           3,822,429
                                                       -----------       -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on investments                   37,037           200,604           1,766,980
  Net change in unrealized appreciation
    (depreciation) on investments                       (2,620,541)       (1,654,095)         (1,799,136)
                                                       -----------       -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                           (2,583,504)       (1,453,491)            (32,156)
                                                       -----------       -----------         -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      $  (681,918)      $   (43,784)        $ 3,790,273
                                                       ===========       ===========         ===========

---------------------------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b) On December 31, 2003, A Shares of Brown Advisory Maryland Bond Fund were reclassified as Institutional Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BROWN ADVISORY MARYLAND BOND FUND
                                                         -----------------------------------------------------
                                                                YEAR ENDED                  YEAR ENDED
                                                               MAY 31, 2004                MAY 31, 2003
                                                         -------------------------   -------------------------
                                                            AMOUNT        SHARES        AMOUNT        SHARES
                                                         ------------   ----------   ------------   ----------
OPERATIONS
  Net investment income (loss)                           $  1,901,586                $  1,692,419
  Net realized gain (loss) on investments                      37,037                       3,228
  Net change in unrealized appreciation (depreciation)
    on investments                                         (2,620,541)                  2,696,228
                                                         ------------                ------------
Increase (Decrease) in Net Assets from Operations            (681,918)                  4,391,875
                                                         ------------                ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                   (1,898,527)                 (1,691,725)
    A Shares                                                   (3,409)                       (256)
                                                         ------------                ------------
Total Distributions to Shareholders                        (1,901,936)                 (1,691,981)
                                                         ------------                ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                   29,092,215    2,735,028     54,127,064    5,119,010
    A Shares                                                  144,509       13,258        100,000        9,398
  Contributions from share reclassification:
    Institutional Shares (Note 1)                             242,749       22,729              -            -
  Reinvestment of distributions:
    Institutional Shares                                      119,466       11,250         36,929        3,458
    A Shares                                                      658           62              -            -
  Redemption of shares:
    Institutional Shares                                  (23,717,990)  (2,225,098)   (26,591,141)  (2,517,324)
    A Shares                                                        -            -              -            -
  Redemptions from share reclassification:
    A Shares (Note 1)                                        (242,749)     (22,718)             -            -
                                                         ------------   ----------   ------------   ----------
Increase (Decrease) from Capital Share Transactions         5,638,858      534,511     27,672,852    2,614,542
                                                         ------------   ----------   ------------   ----------
Increase (Decrease) in Net Assets                           3,055,004                  30,372,746

NET ASSETS
  Beginning of period                                      66,774,280                  36,401,534
                                                         ------------                ------------
  End of period*                                         $ 69,829,284                $ 66,774,280
                                                         ============                ============
* Accumulated undistributed (distributions in excess
  of)  net investment income                             $         88                $        438
                                                         ------------                ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          BROWN ADVISORY INTERMEDIATE INCOME FUND
                                      -------------------------------------------------------------------------------
                                           PERIOD ENDED                YEAR ENDED                  YEAR ENDED
                                         MAY 31, 2004 (a)           DECEMBER 31, 2003           DECEMBER 31, 2002
                                      -----------------------   -------------------------   -------------------------
                                        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT        SHARES
                                      -----------   ---------   ------------   ----------   ------------   ----------
OPERATIONS
  Net investment income (loss)        $ 1,409,707               $  3,822,429                $  4,816,646
  Net realized gain (loss) on
    investments                           200,604                  1,766,980                     509,303
  Net change in unrealized
    appreciation (depreciation) on
    investments                        (1,654,095)                (1,799,136)                  2,114,455
                                      -----------               ------------                ------------
Increase (Decrease) in Net Assets
  from Operations                         (43,784)                 3,790,273                   7,440,404
                                      -----------               ------------                ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares               (1,271,299)                (2,941,163)                 (2,951,954)
    A Shares                             (345,238)                  (881,334)                 (1,692,490)
                                      -----------               ------------                ------------
Total Distributions to Shareholders    (1,616,537)                (3,822,497)                 (4,644,444)
                                      -----------               ------------                ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares               12,477,104   1,143,203     42,020,169    3,831,677     57,863,108    5,417,637
    A Shares                              579,710      53,915      6,138,486      570,854     46,817,083    4,476,281
  Reinvestment of distributions:
    Institutional Shares                   93,180       8,540        247,770       22,670        291,299       27,436
    A Shares                              250,232      23,292        649,259       60,319      1,178,239      112,548
  Redemption of shares:
    Institutional Shares               (8,552,408)   (783,395)   (54,000,459)  (4,928,785)   (31,984,473)  (2,987,507)
    A Shares                           (1,808,785)   (167,849)   (17,054,988)  (1,584,780)   (56,536,716)  (5,398,286)
  Redemption fees                             750           -              -            -              -            -
                                      -----------   ---------   ------------   ----------   ------------   ----------
Increase (Decrease) from Capital
  Share Transactions                    3,039,783     277,706    (21,999,763)  (2,028,045)    17,628,540    1,648,109
                                      -----------   ---------   ------------   ----------   ------------   ----------
Increase (Decrease) in Net Assets       1,379,462                (22,031,987)                 20,424,500

NET ASSETS
  Beginning of period                  86,842,431                108,874,418                  88,449,918
                                      -----------               ------------                ------------
  End of period*                      $88,221,893               $ 86,842,431                $108,874,418
                                      ===========               ============                ============
* Accumulated undistributed
  (distributions  in excess of) net
  investment income                   $   129,422               $    238,862                $     (7,442)
                                      -----------               ------------                ------------

---------------------------------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                             Selected Data For A Single Share
                        --------------------------------------------------------------------------
                                                                                 Distributions
                                                                             ---------------------
                        Net Asset      Net           Net          Total
                          Value     Investment   Realized and      from       from Net    from Net
                        Beginning     Income      Unrealized    Investment   Investment   Realized
                        of Period     (Loss)     Gain (Loss)    Operations     Income      Gains
--------------------------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (b)
Year/Period Ended
May 31, 2004
  Institutional Shares   $10.85        0.29         (0.41)        (0.12)       (0.29)        -
May 31, 2003
  Institutional Shares
    (c)                   10.29        0.34          0.56          0.90        (0.34)        -
  A Shares (d)            10.64        0.03          0.21          0.24        (0.03)        -
May 31, 2002
  Institutional Shares
    (c)                   10.12        0.40          0.17          0.57        (0.40)        -
May 31, 2001
  Institutional Shares
    (c)(d)                10.00        0.17          0.12          0.29        (0.17)        -
--------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2004 (e)
  Institutional Shares   $10.92        0.18         (0.19)        (0.01)       (0.20)        -
  A Shares                10.76        0.16         (0.18)        (0.02)       (0.19)        -
December 31, 2003
  Institutional Shares    10.92        0.41          0.01          0.42        (0.42)        -
  A Shares                10.76        0.40         (0.02)         0.38        (0.38)        -
December 31, 2002
  Institutional Shares    10.65        0.52(a)       0.25(a)       0.77        (0.50)        -
  A Shares                10.49        0.49(a)       0.25(a)       0.74        (0.47)        -
December 31, 2001
  Institutional Shares    10.42        0.60          0.25          0.85        (0.62)        -
  A Shares                10.28        0.56          0.25          0.81        (0.60)        -
December 31, 2000
  Institutional Shares    10.08        0.64          0.32          0.96        (0.62)        -
  A Shares                 9.95        0.61          0.32          0.93        (0.60)        -
December 31, 1999
  Institutional Shares    10.60        0.61         (0.51)         0.10        (0.60)        -
  A Shares                10.48        0.57         (0.50)         0.07        (0.59)        -

                                Selected Data For A Single Share
                        ------------------------------------------------
                             Distributions
                        -----------------------
                                      Total                    Net Asset
                        Return    Distributions                  Value
                          of           to         Redemption    End of
                        Capital   Shareholders     Fees (a)     Period
----------------------  ------------------------------------------------
BROWN ADVISORY MARYLAN
Year/Period Ended
May 31, 2004
  Institutional Shares       -        (0.29)          -         $10.44
May 31, 2003
  Institutional Shares
    (c)                      -        (0.34)          -          10.85
  A Shares (d)               -        (0.03)          -          10.85
May 31, 2002
  Institutional Shares
    (c)                      -        (0.40)          -          10.29
May 31, 2001
  Institutional Shares
    (c)(d)                   -        (0.17)          -          10.12
----------------------------------------------------------------------------------
BROWN ADVISORY INTERME
Year/Period Ended
May 31, 2004 (e)
  Institutional Shares       -        (0.20)          -(f)      $10.71
  A Shares                   -        (0.19)          -          10.55
December 31, 2003
  Institutional Shares       -        (0.42)          -          10.92
  A Shares                   -        (0.38)          -          10.76
December 31, 2002
  Institutional Shares       -        (0.50)          -          10.92
  A Shares                   -        (0.47)          -          10.76
December 31, 2001
  Institutional Shares       -        (0.62)          -          10.65
  A Shares                   -        (0.60)          -          10.49
December 31, 2000
  Institutional Shares       -        (0.62)          -          10.42
  A Shares                   -        (0.60)          -          10.28
December 31, 1999
  Institutional Shares   (0.02)       (0.62)          -          10.08
  A Shares               (0.01)       (0.60)          -           9.95

--------------------------------------------------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from April 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 2.21%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.32% and 0.99%, respectively.
(c) Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(d) See Note 1 for dates of commencement of operations.
(e) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(f) Less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                           Ratios/Supplemental Data
                                              -----------------------------------------------------------------------------------
                                                         Net Assets          Ratios to Average Net Assets (a)
                                                         at End of      -------------------------------------------
                                                           Period            Net                                        Portfolio
                                              Total        (000's        Investment         Net           Gross         Turnover
                                              Return      Omitted)      Income (Loss)     Expenses     Expenses (b)       Rate
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (c)
Year/Period Ended
May 31, 2004
  Institutional Shares                        (1.10)%     $69,829           2.73%           0.75%          0.84%            6%
May 31, 2003
  Institutional Shares (d)                     8.93%       66,672           3.23%           0.48%          0.84%            5%
  A Shares (e)                                 2.23%(f)       102           2.22%           1.00%         24.97%            5%
May 31, 2002
  Institutional Shares (d)                     5.70%       36,402           3.87%           0.25%          0.97%            7%
May 31, 2001
  Institutional Shares (d)(e)                  2.95%(f)    30,458           3.91%           0.25%          1.28%            2%
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2004 (g)
  Institutional Shares                        (0.01)%(f)  $69,251           3.90%           0.60%          0.64%           14%
  A Shares                                    (0.20)%(f)   18,971           3.64%           0.85%          1.08%           14%
December 31, 2003
  Institutional Shares                         3.91%       66,533           3.77%           0.48%          0.61%           69%
  A Shares                                     3.59%       20,309           3.52%           0.73%          1.03%           69%
December 31, 2002
  Institutional Shares                         7.43%       78,309           4.84%           0.45%          0.61%           40%
  A Shares                                     7.24%       30,565           4.59%           0.70%          0.91%           40%
December 31, 2001
  Institutional Shares                         8.36%       50,160           5.60%           0.45%          0.65%           47%
  A Shares                                     8.03%       38,290           5.36%           0.70%          0.90%           47%
December 31, 2000
  Institutional Shares                         9.91%       45,758           6.34%           0.45%(h)       0.73%(h)        38%
  A Shares                                     9.68%       39,173           6.07%           0.70%(h)       0.98%(h)        38%
December 31, 1999
  Institutional Shares                         1.02%       40,617           5.88%           0.45%          0.68%           47%
  A Shares                                     0.70%       42,559           5.63%           0.70%          0.93%           47%

--------------------------------------------------------------------------------
(a) All ratios for periods less than a year are annualized.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(c) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from April 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 2.21%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.32% and 0.99%, respectively.
(d) Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(e) See Note 1 for dates of commencement of operations.
(f) Not annualized.
(g) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(h) This ratio excludes custody credits.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (each a "Fund", and collectively, the "Funds"). Brown Advisory Intermediate Income Fund is a diversified series of Forum Funds (the "Trust") while Brown Advisory Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Shares of Brown Advisory Maryland Bond Fund issued and outstanding on February 11, 2003 were reclassified as Institutional Shares. Institutional Shares of Brown Advisory Maryland Bond Fund commenced operations on December 21, 2000. A Shares of Brown Advisory Maryland Bond Fund commenced operations on April 17, 2003. Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering A Shares of Brown Advisory Maryland Bond Fund. Effective December 31, 2003, the Board, upon recommendation of the Advisor reclassified A Shares of Brown Advisory Maryland Bond Fund as Institutional Shares.

On May 1, 2004, Brown Advisory Intermediate Income Fund changed its name from Brown Advisory Intermediate Bond Fund. On September 20, 2002, Short-Intermediate Income Fund, Inc. (the "Predecessor Fund"), another registered open-end management investment company, was reorganized into Brown Advisory Intermediate Income Fund. The net assets of Brown Advisory Intermediate Income Fund as of that date were $108,419,081. Each shareholder of each class of the Predecessor Fund received one share of the corresponding class of Brown Advisory Intermediate Income Fund. The financial highlights reflect the historical operations of the Predecessor Fund prior to September 20, 2002. Institutional Shares and A Shares of the Predecessor Fund commenced operations on November 2, 1995 and May 13, 1991, respectively.

A Shares generally provide for a front-end sales charge.

As of May 31, 2004, Brown Advisory Intermediate Income Fund changed its fiscal year end from December 31 to May 31.

Brown Advisory Maryland Bond Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Brown Advisory Intermediate Income Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund's investment advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the period ended May 31, 2004 have been reclassified. The following reclassifications were primarily the result of paydown transactions on securities acquired at a premium and have no impact on the net assets of the Fund.

                                                ACCUMULATED NET          UNDISTRIBUTED NET
                                            INVESTMENT INCOME (LOSS)    REALIZED GAIN (LOSS)
                                            ------------------------    --------------------
Brown Advisory Intermediate Income Fund             $97,390                   $(97,390)

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared daily and paid monthly by Brown Advisory Maryland Bond Fund and declared and paid monthly by Brown Advisory Intermediate Income Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The capital loss carryovers available to offset future capital gains, as of May 31, 2004, were as follows:

                                                            EXPIRING 2007    EXPIRING 2008
                                                            -------------    -------------
Brown Advisory Intermediate Income Fund                       $219,950         $768,514

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. A Fund's class specific expenses include transfer agent fees, distribution fees, registration fees and certain other expenses as determined by the Board.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a 1.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time. Brown Advisory Maryland Bond Fund did not collect any redemption fees during the fiscal year ended May 31, 2004. Brown Advisory Intermediate Income Fund collected $750 in redemption fees during the fiscal period ended May 31, 2004.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company, is the investment advisor of each Fund. The Advisor receives an annual advisory fee from Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund at an annual rate of 0.50% and 0.35%, respectively, of each Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Forum Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, A Shares of each Fund (A Shares of Brown Advisory Maryland Bond Fund ceased operations on December 31, 2003) may pay the Distributor a distribution fee at an annual rate of up to 0.25% of its average daily net assets. The Distributor may pay some or all of these fees to various financial institutions, including

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

the Advisor, that provide distribution or shareholder services to Brown Advisory Intermediate Income Fund. The Distribution Plan obligates A Shares of Brown Advisory Intermediate Income Fund to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the year ended May 31, 2004, the Distributor received $344 for A Shares of Brown Advisory Maryland Bond Fund. For the period ended May 31, 2004, the Distributor received $20,395 for A Shares of Brown Advisory Intermediate Income Fund.

For the year ended May 31, 2004, the Distributor did not retain any commissions from the front-end sales charges assessed on the sale of A Shares of Brown Advisory Maryland Bond Fund. For the year ended May 31, 2004, the Distributor reallowed $3,605 as its portion of the back-end sales charges on the sale of A Shares of Brown Advisory Maryland Bond Fund.

For the period ended May 31, 2004, the Distributor retained $562 of the front-end sales charges assessed on the sale of A Shares of Brown Advisory Intermediate Income Fund. For the period ended May 31, 2004, the Distributor reallowed $4,380 as its portion of the back-end sales charges on the sale of A Shares of Brown Advisory Intermediate Income Fund.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor contractually waived a portion of its fees and/or reimbursed expenses of Brown Advisory Maryland Bond Fund through May 31, 2004, to limit annual expenses of the Fund's Institutional Shares to 0.75% of the Fund's average daily net assets. After May 31, 2004, the Advisor has voluntarily waived a portion of its fees and/or reimbursed expenses of Brown Advisory Maryland Bond Fund to continue to limit the annual expenses of its Institutional Shares to 0.75%. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

The Advisor contractually waived a portion of its fees and/or reimbursed expenses of Brown Advisory Maryland Bond Fund through December 31, 2003 (date class ceased operations), to limit annual expenses of the Fund's A Shares to 1.00% of the Fund's average daily net assets.

The Advisor contractually waived a portion of its fees and/or reimbursed expenses of Brown Advisory Intermediate Income Fund through September 30, 2003 to limit expenses of the Fund's Institutional Shares and A Shares to 0.45% and 0.70%, respectively of that class' average net assets. Since September 30, 2003, the Advisor has voluntarily waived a portion of its fees and/or reimbursed expenses of Brown Advisory Intermediate Income Fund to continue to limit the annual expenses of its Institutional Shares and A Shares to 0.60% and 0.85%, respectively. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 2004 (Brown Advisory Maryland Bond Fund) and for the fiscal period ended May 31, 2004 (Brown Advisory Intermediate Income
Fund), fees waived and expenses reimbursed were as follows:

                                                                                    TOTAL FEES
                                                                                    WAIVED AND
                                               ADVISOR             ADVISOR           EXPENSES
                                                WAIVED            REIMBURSED        REIMBURSED
                                            --------------    ------------------    ----------
Brown Advisory Maryland Bond Fund              $64,445             $ 9,933           $74,378
Brown Advisory Intermediate Income Fund         15,311              15,091            30,402

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the fiscal year ended May 31, 2004 (Brown Advisory Maryland Bond Fund) and for the fiscal period ended May 31, 2004 (Brown Advisory Intermediate Income Fund), were as follows:

                                                           COST OF      PROCEEDS FROM SALES
                                                          PURCHASES       AND MATURITIES
                                                         -----------    -------------------
Brown Advisory Maryland Bond Fund                        $11,337,514        $ 4,318,860
Brown Advisory Intermediate Income Fund                   11,431,216         14,834,363

For Federal income tax purposes, the tax basis of investment securities owned as of May 31, 2004, the net unrealized appreciation (depreciation) of investment securities, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

                                                                                          NET
                                                                                       UNREALIZED
                                                        UNREALIZED     UNREALIZED     APPRECIATION
                                          TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                         -----------   ------------   ------------   --------------
Brown Advisory Maryland Bond Fund        $67,864,726    $1,348,741      $497,568        $851,173
Brown Advisory Intermediate Income Fund   88,351,902     1,389,665       775,847         613,818

NOTE 6.  CONCENTRATION OF RISK

Brown Advisory Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to factors adversely affecting issuers located in Maryland than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at May 31, 2004, 12% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 5% of total investments.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED                    UNREALIZED
                             LONG-TERM       ORDINARY      CAPITAL AND     APPRECIATION
                               GAIN           INCOME       OTHER LOSSES   (DEPRECIATION)    TOTAL
                           -------------   -------------   ------------   --------------   --------
Brown Advisory Maryland
  Bond Fund                   $32,367        $     88       $       -        $851,173      $883,628
Brown Advisory
  Intermediate Income
  Fund                              -         129,422        (988,464)        613,818      (245,224)

The tax character of distributions paid during 2004 and 2003 were as follows:

                                TAX-EXEMPT INCOME        ORDINARY INCOME              TOTAL
                             -----------------------   -------------------   -----------------------
                                2004         2003         2004       2003       2004         2003
                             ----------   ----------   ----------   ------   ----------   ----------
Brown Advisory Maryland
  Bond Fund                  $1,895,057   $1,687,284   $    6,879   $4,697   $1,901,936   $1,691,981
Brown Advisory Intermediate
  Income Fund                         -            -    1,616,537        -    1,616,537            -

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund:

We have audited the accompanying statements of assets and liabilities of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (the "Funds"), each a series of Forum Funds, including the schedules of investments, as of May 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 23, 2004

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the Fund's policies and procedures used to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 540-6807. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

Brown Advisory Maryland Bond Fund paid income dividends of $1,901,936 and Brown Advisory Intermediate Income Fund paid income dividends of $1,616,537 for the tax year ended May 31, 2004.

There were no long-term capital gain dividends paid by the Funds for the tax year ended May 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

                         POSITION      LENGTH              PRINCIPAL             NUMBER OF PORTFOLIOS
        NAME,            WITH THE     OF TIME            OCCUPATION(S)             IN FUND COMPLEX      OTHER DIRECTORSHIPS
   AGE AND ADDRESS        TRUST        SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE      HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John Y. Keffer           Trustee    1989-Present  President, Citigroup; fund              24                    None
Born: July 15, 1942                               services division since
                                                  2003; President, Forum
                                                  Financial Group, LLC
                                                  ("Forum") (a fund services
                                                  company acquired by
                                                  Citigroup in 2003).
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis         Trustee    1989-Present  Professor of Economics,                 24                    None
Born: February 15,                                University of California-Los
1943                                              Angeles; Visiting Professor
                                                  of Economics, Athens
                                                  University of Economics and
                                                  Business 1998-1999.
-----------------------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee    1989-Present  President, Technology                   24                    None
Born: July 26, 1942                               Marketing Associates
                                                  (marketing company for
                                                  small-and medium-sized
                                                  businesses in New England).
-----------------------------------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman   1989-Present  Retired; Partner, Wolfe,                24                    None
Born: November 9, 1943   Trustee     (Chairman    Block, Schorr and
                                    since 2004)   Solis-Cohen, LLP (law firm)
                                                  2002-2003; Partner, Thelen
                                                  Reid & Priest LLP (law firm)
                                                  1995-2002.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

                         POSITION      LENGTH              PRINCIPAL             NUMBER OF PORTFOLIOS
        NAME,            WITH THE     OF TIME            OCCUPATION(S)             IN FUND COMPLEX      OTHER DIRECTORSHIPS
   AGE AND ADDRESS        TRUST        SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE      HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein      President   2003-Present  Director, Citigroup since              N/A                    N/A
Born: August 3, 1961                              2003; Director, Business &
                                                  Product Development, Forum
                                                  1999-2003.
-----------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson             Vice     2003-Present  Relationship Manager,                  N/A                    N/A
Born: July 15, 1966     President/                Citigroup since 2003;
                        Assistant                 Relationship Manager, Forum
                        Secretary                 1999-2003.
-----------------------------------------------------------------------------------------------------------------------------
Stacey E. Hong          Treasurer   2002-Present  Director, Fund Accounting,             N/A                    N/A
Born: May 10, 1966                                Citigroup since 2003;
                                                  Director Forum Accounting
                                                  Services, LLC (fund
                                                  accountant acquired by
                                                  Citigroup in 2003) 1998-
                                                  2003.
-----------------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk         Secretary   1998-Present  Counsel, Citigroup since               N/A                    N/A
Born: August 24, 1964                             2003; Counsel, Forum
                                                  1998-2003.
-----------------------------------------------------------------------------------------------------------------------------

                             [BROWN ADVISORY LOGO]

                               INVESTMENT ADVISOR
                     Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                  800-540-6807

                             [BROWN ADVISORY LOGO]
                                 ANNUAL REPORT

                                  MAY 31, 2004

                        BROWN ADVISORY VALUE EQUITY FUND
                       BROWN ADVISORY GROWTH EQUITY FUND
                        BROWN ADVISORY REAL ESTATE FUND
                      BROWN ADVISORY SMALL-CAP GROWTH FUND
                      BROWN ADVISORY SMALL-CAP VALUE FUND
                       BROWN ADVISORY INTERNATIONAL FUND

The views in the reports contained herein were those of the applicable investment teams as of May 31, 2004 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in each Fund and do not constitute investment advice.

Before investing you should carefully consider each Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 540-6807. Please read the prospectus carefully before you invest. Forum Fund Services, LLC, distributor. (07/04)

--------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report on the progress of Institutional Shares of Brown Advisory Value Equity Fund (the "Fund") for the five month fiscal period ended May 31, 2004. In order to achieve a common fiscal year end for our family of Brown Advisory mutual funds, the Fund's fiscal year end has been changed from December 31 to May 31. This is the reason for issuing a second annual report within five months of the prior annual report.

For the five month period, the Fund returned 4.69%, compared with 1.54% for the Russell 1000(R) Value Index (the "Index"), our primary benchmark. As of June 30, 2004, the most recent calendar quarter end, the Fund's 1-year and since inception (1/28/03) average annual returns were 23.82% and 29.35%, respectively. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 540-6807).

Over the course of the past several quarters, investor psychology has improved and confidence in the economy and corporate profits has firmed. Not surprisingly, equity markets rallied strongly and posted strong positive returns over the final three quarters of 2003. They slowed their ascent over the first five months of 2004, however, as increasing economic activity and rising prices sparked fears of inflation and triggered debate over how soon and how aggressively the Federal Reserve might act to cool such inflationary pressures. In addition, this debate took place against a backdrop of rising geopolitical tensions that weighed heavily on the equity markets at times.

Although we do not emphasize sector or industry weightings when making investment decisions, the collective investment activity during the most recent quarter was consistent with our view on the lack of value generally to be found among cyclical companies in the current environment. In our quest for the optimal combination of company-specific fundamentals and valuations, we have reduced sector exposure to energy and industrials, and increased investment selectively in consumer discretionary, financials, health care, and technology. Our portfolios continue to offer better-than-average earnings growth prospects at valuation levels that are below those of the overall market.

Our favorable performance was more widespread than usual and not particularly attributable to any specific industry or company. In keeping with our investment philosophy, stock selection was the primary reason why the Fund out-performed relative to its benchmarks. Leading contributors to performance included such holdings as National-Oilwell, Inc., Merck & Co., Inc., Lincoln National Corp., ChevronTexaco Corp. and Parametric Technology Corp. Performance detractors (nearly all modest) were First Health Group Corp., Seagate Technology, Mattel, Inc., Washington Mutual, Inc., and Citigroup, Inc. Consistent with our strategy of adding to fundamentally sound companies when their valuations become even more attractive, we increased our positions in four of the five laggards, with First Health Group Corp., and Mattel, Inc. moving into our top ten holdings. In situations where we believed the reward/risk ratios had become unfavorable, we reduced or eliminated positions and redeployed these funds into stocks that offer a greater margin of safety. Notable examples of recent eliminations are National Commerce Financial, Boeing, L-3 Communications, Inc., as well as two utility holdings, Duke Energy Corp. and Teco Energy, Inc.

During the five month period, we have initiated positions in six new investments ranging across several sectors: RenaissanceRe Holdings, Ltd., Seagate Technology, Lowe's Cos., Inc., First Health Group Corp., Union Pacific

--------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Corp. and RPM International, Inc. For example, RenaissanceRe Holdings, Ltd. is a Bermuda-based reinsurance company with a strong business franchise, shareholder-oriented management and solid, albeit cyclical, growth prospects. Due to concerns over near-term industry pricing and the company's reinvestment plans, the stock trades at a very appealing valuation. Seagate Technology is the world's leading disk drive manufacturer and a company whose currently modest valuation reflects what we believe to be short-term industry concerns over excess inventory and pricing discipline. We believe Seagate Technology is well positioned over the long run, given its strong market share, profitability, free cash flow generation, and superior technology innovation. First Health Group Corp. is a national health benefit company catering to self-insured employers. Its historically low valuation level reflects concerns over increased industry pricing pressure and transitional issues within their group health business. We believe that First Health Group Corp. will be successful over the long run given their focus on positioning the company to benefit from healthcare industry trends, highly profitable business model, strong market shares and proprietary PPO network/technology infrastructure.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Value Equity Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

During the twelve-month period ending May 31, 2004, the Brown Advisory Growth Equity Fund (the "Fund") posted a return of 15.52%. During the same period the Russell 1000(R) Growth Index (the "Index"), the Fund's benchmark, rose 18.02%. For the period ended June 30, 2004, the Fund's 1-year, 5-year and since inception (6/28/99) average annual returns were 14.89%, -3.62% and -3.20%, respectively. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 540-6807).

The Fund participated in the broad equity market rally off the lows set in March of 2003. Like the wider markets, however, the pace of the Fund's ascent slowed in the first half of 2004 as investors struggled to balance the conflicting positive and negative factors influencing the markets. On the one hand, investors were encouraged by solid corporate earnings results and evidence that a sustained economic recovery was underway. On the other hand, this very strength sparked fears of inflation and triggered debate over when the Federal Reserve would raise its Federal Funds rate target in order to cool such inflationary pressures. In addition, this debate took place against a backdrop of rising geopolitical tensions. Violence in Iraq and elsewhere, a series of international terrorist attacks, and warnings of possible domestic terror threats combined to unnerve many investors and to weigh heavily on the equity markets at times.

Nevertheless, the results from corporate America were impressive. Companies posted much stronger operating results, more robust cash flow, and higher earnings growth. For example, during the first quarter of 2004, earnings of S&P 500 companies rose 23.9% year over year and are projected to rise 16% and 12% in the second and third quarters, respectively. Strong cash flow generation funded larger share buy back programs, dividend increases, and a resurgence of merger and acquisition activity. For much of the Fund's fiscal year, investors displayed a strong appetite for stocks as the improving earnings results made equities more attractive than fixed income securities.

The Fund seeks to identify and purchase high quality growth stocks, a focus we believe is a key element responsible for its strong performance over the longer run. The most recent period, however, was characterized by a "flight from quality" phenomenon in which investors preferred lower quality stocks over high quality stocks as they sought the greatest benefit from the improved economy and corporate earnings environment. As a result, our focus on higher quality stocks contributed to the Fund's modest underperformance relative to the benchmark.

Stocks within the financial sector enjoyed encouraging returns during the first half of the fiscal year. However, the sector came under pressure once the Federal Reserve Open Market Committee hinted that it may abandon its accommodative stance. To protect against the negative impact of rising interest rates, the Fund held companies whose performance is tied more closely to non-interest rate related revenues, such as Morgan Stanley, Citigroup, Inc. and Marsh & McLennan Cos., Inc.

Technology stocks led the 2003 equity market rally as demand for consumer electronics entered a cyclical upswing and corporate America began to make the capital expenditures necessary to remain competitive. Historically speaking, the sector has tended to outperform other sectors in a rising interest rate environment. Semiconductor

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

manufacturers, for example, play a prominent role in a technology recovery and displayed strong capacity utilization rates and improved operating efficiency. Our holdings in Intel Corp., Texas Instruments, Inc. and Cisco Systems, Inc. placed the Fund in a position to benefit from these conditions.

Our investments in the health care sector posted impressive gains in the second half of the fiscal year as investors switched their focus to companies with high quality earnings and strong balance sheets. The political debate over health care reform still weighed on the sector overall as investors await clarification regarding possible legislation. One cannot dismiss the fact that our population continues to age and to increase its demand for medicines and services. The wave of patent expirations has peaked and the prognosis for new drug development remains encouraging. Because of these promising trends, we remain positive about the sector and feel confident about our positions in Pfizer, Inc., Forest Laboratories, Inc., Laboratory Corp. of America Holdings, and Pharmaceutical Product Development, Inc.

The top performing stocks in the Fund ranged across several sectors, including information technology, consumer staples, financials and health care. Three of the top ten performing stocks came from the information technology sector. Qualcomm, Inc. was the leading stock in the portfolio over the past twelve months, posting an 86% increase during that period. Qualcomm Inc. manufactures digital wireless communications equipment and is the pioneering developer of Code Division Multiple Access ("CDMA") wireless technology. The Fund took an initial position in June 2003 and later added to its stake. The company enjoys a 90% share of the rapidly growing CDMA chip market, and we believe the company can grow earnings per share at a rate of approximately 15% per year given its market growth opportunity, extensive patent portfolio and technological expertise. Intel Corp. and Cisco Systems, Inc. also contributed solidly, rising 37% and 36%, respectively. In the consumer staples sector, drug retailer CVS Corp. returned 60% year over year as the company increased store square footage and saw same store sales re-accelerate.

Our consumer discretionary, health care and information technology stocks also included some of those that exerted the largest drag on performance over the course of the year. In July 2003 the Fund added a position in Kohl's Corp., a family-focused, value-oriented specialty department store offering moderately priced, national-brand apparel, shoes, accessories and home products. When we initiated our position, we recognized the risk of the significant inventory overhang, challenging June and July sales comparisons and the uncertainty of consumer spending trends. Kohl's Corp. was trading at attractive valuation levels with expectations of growth of 18% to 20% over the next four years. Our holding in Kohl's Corp. declined 15.12% from the initial purchase, but we feel that management's efforts to improve performance will bear fruit over the next few quarters. In the health care sector, our holding in Amgen, Inc. lost ground late in the fiscal year due to concerns over increased competition and pending patent expirations. Amgen's share price declined 16% over the last 12 months despite a promising early start amid the broad market rally in 2003. One of our information technology holdings, BEA Systems, Inc., also fell prey to selling pressure after the company announced lighter than expected domestic licensing revenues for the first quarter. For the full year, its share price fell 20%.

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

In sum, we are pleased to report robust positive performance in the Fund. We remain committed to our goal of identifying industry-leading companies with a history of strong, sustainable cash flow and earnings growth, and to investing in those companies at reasonable valuations. We are optimistic about the portfolio's prospects for continued appreciation within the strengthening economy.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Growth Equity Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

Brown Advisory Real Estate Fund (the "Fund") seeks to provide high current income as its primary objective, and capital appreciation as a secondary objective. In order to achieve these objectives, the Fund invests primarily in equity Real Estate Investment Trusts ("REIT").

The Fund began operations on December 10, 2003 and currently has net assets of approximately $14 million. Since the Fund has only been in operations for five months and is still in the early stages of adding assets, returns to date are not indicative of a long-term investment strategy and are therefore not particularly meaningful. With that as a backdrop, we have outlined the Fund's cumulative returns to date below:

                                                    Second Quarter
                                    First Quarter      to Date       Year to Date
                                    -------------      -------       ------------
Cash & Equivalents                       0.8%             0.3%           1.1%
Real Estate Securities                  12.3%           -10.1%           1.0%
TOTAL PORTFOLIO                         11.9%           -10.1%           0.5%
COMPARATIVE INDICES
NAREIT Equity Index                     12.0%            -8.5%           2.5%
NAREIT Composite Index                  12.6%            -9.3%           2.1%

Since Inception, the Fund's cumulative return through June 30, 2004, was 4.27%. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 540-6807.)

The Fund's performance was impacted by an overweighting in retail stocks and an underweighting in apartment stocks; we ended the month of March with weights of 35.0% and 8.0%, respectively, in these sectors. Compared to the NAREIT Equity Index weights of 26.9% for retail stocks and 13.3% for apartment stocks. For the month of April, retail stocks in the NAREIT Equity Index fell 18.1%, while apartment stocks fell only 8.2% on average, compared to a decline of 14.6% for the Index as a whole.

Real estate securities returns thus far in 2004 have been volatile, as the steady, upward movement of the NAREIT Equity Index in the first quarter was comprised of large negative returns in April and a recovery in May. In the first quarter, the NAREIT Equity Index advanced 12.0%, driven in large part by a consistent stream of weekly inflows into real estate related mutual funds as investors sought defensive, high-yielding investments. Through the end of the first quarter, real estate funds received a total of over $3.0 billion in new capital.

The first weeks of April, however, saw a sharp reversal in the trends of the preceding several months. An early April Bureau of Labor Statistics' report, which showed the first signs of significant jobs creation in several quarters, led many analysts to conclude that economic growth would lead to inflation and higher interest rates. The impact was felt by income-oriented investments in general and REITs in particular, with the NAREIT Equity Index falling just under 16% during April. Many REIT investors decided that the time was right to reinvest some of their

--------------------------------------------------------------------------------

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

profits from 2003 and the first quarter of 2004 into more growth-oriented securities, and the steady stream of inflows into real estate funds reversed as a result. The first week of May brought an additional decline of roughly 5%, which spurred a buying spree. The resulting inflow of funds brought the NAREIT Equity Index to within 10% of its early-April peak by the end of May.

Real estate companies continue to perform as expected at the beginning of a corporate recovery. Office and industrial companies, particularly those with properties in land-rich markets where it is relatively easy to build such as Dallas, Atlanta and Denver, continue to struggle through high vacancy rates and only a recent up-tick in tenant interest for space. Supply-constrained markets have not necessarily been the best in which to invest, either. Some of these markets, such as San Francisco and Boston, were the hardest hit during the most recent slowdown in technology and financial services spending. Apartment companies, which are highly correlated with fluctuations in the overall jobs market, stand to benefit as the "perfect storm" of low-interest financed building and first-time homeownership should abate somewhat as rates rise. Additionally, a healthier job market should help to fuel renter demand. That being said, apartment landlords across the country have considerable amounts of vacancy to work through before regaining any significant measure of pricing power. Until the office and apartment REITs begin to work through their respective cyclically-high levels of vacancy, neither sector will have much of an ability to raise rental rates, and as a result, most likely will not enjoy significant earnings growth this year or next. For these reasons, the Fund's portfolio has smaller percentages of its assets invested in these sectors than does the NAREIT Equity Index.

Of the major real estate securities sectors, retail REITs have shown consistent price appreciation over the last two years. This is due both to the defensive nature of retail REITs in general and the impact of tax refunds and proceeds from mortgage refinancings on consumer spending in particular. As we have stated in the past, some have questioned whether increases in employment and personal income, which have been projected as a result of a strengthening jobs market, will be sufficient enough to offset the loss of tax refunds and mortgage refinancings. We continue to believe that they will be and have maintained an overweight to retail REITs.

In addition to providing high current income, potential dividend growth and an opportunity for some capital appreciation over time, the Fund provides diversification for an investors' overall portfolio of stocks and fixed income instruments and diversification by property type and geographic location for the Fund itself.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Real Estate Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the investment results for the Brown Advisory Small-Cap Growth Fund (the "Fund") for the fiscal year ended May 31, 2004. The net asset value of the Fund's Institutional Shares rose 26.53% as compared to 29.76% for the Russell 2000(R) Growth Index (the "Index"), our primary benchmark. These results were comprised of periods of lagging performance in declining markets and periods of outstanding performance in stronger equity markets. The table below shows cumulative performance relative to the Index during the last two calendar quarters.

                                                           Fund         Index
                                                           ----         -----
4th Quarter of 2003                                       +16.9%        +12.7%
1st Quarter of 2004                                       + 4.9%        + 5.6%

For a longer term perspective, the Fund's 1-year, 5-year and since inception (6/28/99) average annual returns as of June 30, 2004, the most recent calendar quarter end, were 32.38%, 1.39% and 1.97%, respectively. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 540-6807. Performance for other share classes will differ.)

In the strong market experienced in late 2003, your portfolio handily outpaced its Index. Then in 2004's first quarter, as the overall market weakened, your portfolio modestly underperformed.

Largely as a result of their high growth earnings rates, securities held by the Fund tend to be more volatile than those in the Index. We think that longer term, the higher rates of growth will result in relative out-performance. We are particularly pleased to report that the earnings comparisons for these companies over the last few quarters have continued to improve. However, in general, the strength in earnings growth has not been matched by the share prices.

Our investment philosophy is to buy and hold shares of small companies that can sustain their growth for many years. Eventually, we believe that the higher growth should be reflected in the share prices. Earnings-per-share ("EPS") growth for the Fund's holdings has been very strong and although not a reflection of the Fund's performance, we forecast annual EPS growth to approximate 35% over the next year.

In reviewing the Fund's ten largest holdings, earnings growth in the current calendar year is forecast to exceed 36%. ArthroCare Corp., which provides surgeons with proprietary cutting tools, utilizing the company's patented "Coblation" technology, is forecast to grow earnings at 65% this year. Getty Images, Inc., the largest supplier of custom and stock images (photos and films) is forecast to grow earnings at 57%. CoStar Group, Inc., the supplier of a vast online database of commercial real estate statistics to owners, brokers, tenants, etc. is growing earnings at greater than 75%. These are only a few examples, but overall, securities held by the Fund are generating a stream of earnings growing much faster than the economy.

Individual company share price moves were quite variable during the year. Leaders included ArthroCare Corp., up 50.4%, WebEx Communications, Inc., up 52.5%, and Documentum, Inc., (acquired by EMC Corp.) up 82.9%.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Among the poorest performers for the year were I-Many, Inc., down 29.5%, AstroPower, Inc., down 35.9%, and Atlantic Coast Airlines Holdings, Inc., down 24.6%. All three of these were sold during the course of the year.

In recent months, the overall market appears to have been in a consolidation phase which is consistent with historical patterns following a large upward move such as we saw in 2003. While we do not attempt to forecast the overall market, we have attempted to take advantage of the recent market decline by adding several new holdings to the portfolio as well as increasing the weighting of several existing positions. Furthermore, this process has been evolutionary and has included the sale of holdings that no longer meet our criteria. Portfolio turnover for the fiscal year remained below 26%, low for a high-growth Fund such as yours.

While the Fund's net asset value has risen 26.53% for its fiscal year, earnings for the portfolio holdings have grown at a greater rate. The price/earnings ratio ("p/e ratio") of the portfolio remains at an attractive level by historic standards. With the Fund's value at approximately 35 times the anticipated earnings for 2004 (i.e. p/e ratio of 35), and at 25 times the 2005 estimates, and an EPS growth rate estimated at 35%, we are optimistic about the Fund's long-term prospects.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Small-Cap Growth Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

From the inception of the Fund through May 2004, Brown Advisory Small-Cap Value Fund (the "Fund"), which was launched on October 31, 2003, increased 13.13% in value. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, rose 10.41%. Since inception, the Fund's return through June 30, 2004 was 15.83%. (Performance returns are cumulative, represent past performance, and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 540-6807).

During the seven month period ended May 31, 2004, stock prices rose as a result of several factors including fund flows into equities due to the sustained low level of interest rates, the hope of future gains in the equity market following the solid showing of stocks in 2003 and the prospect of meaningfully higher corporate profits. There were forces, however, that did moderate the rise in equity prices. The terrorist bombings in Spain, the turmoil in Iraq and the looming U.S. presidential election all reminded investors of the considerable geopolitical uncertainties. Rising commodity prices, notably $40 a barrel oil prices, also raised the specter of inflation despite other powerful deflationary forces in place. Overall, the economy did appear to turn the corner during the last seven months with indicators of activity broadening across the business community.

In light of the strength in the economy and inflation concerns, a key issue for equity investors remains the size and timing of increases in short-term interest rates. This is critical not only because higher rates could dampen economic growth, but also because they could trigger fund outflows when fixed-income instruments become more competitive with equities. Another central concern is whether equity valuations have fully discounted the increases in profit expectations which have occurred over the last seven months and whether those higher expectations remain realistic today.

Stock selection was the primary reason that the Fund's return exceeded that of the Index for this period. In particular, the Fund's health care investments rose 27.4% in the period and accounted for over 20% of the Fund's total return. Health care has long been an area of emphasis due to the demographic trends underpinning strong demand growth. Several of the health care companies in which the Fund is invested deliver products and services which reduce costs to payors and thus actually play a role in moderating health care spending. Stocks within the Fund's most heavily weighted sector, consumer discretionary, contributed over 29% of the Fund's total return in the period as investments in the sector increased 16.7%. This return was primarily the result of several company specific events but also benefited from improvement in the economy. The Fund's investments have focused on the consumer because purchasing patterns are frequently predictable even for many goods and services classified as discretionary.

From an individual stock perspective, the Fund's largest contributors to performance included: Chemed Corp. (previously known as Roto-Rooter, Inc.), Hollinger International, Inc., Dade Behring Holdings, Inc., and Moore Wallace, Inc. The largest detractors from performance were: Matrix Service Co., Nelnet, Inc., Collagenex Pharmaceuticals, Inc., and infoUSA, Inc. Recent divestitures include: Constellation Brands, Inc., Cytyc Corp., Roto-Rooter, Inc. and Pier 1 Imports, Inc. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believed offered more attractive

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

future returns. New purchases later in the period included such companies as:
Headwaters, Inc., Hilb Rogal & Hobbs, Co., Lipman Electronic Engineering, Ltd., Matrix Service Co. and Providence Services Corp.

The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in stable businesses that (i) exhibit highly motivated and competent management and (ii) are undervalued with a discrete catalyst to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory Small-Cap Value Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report on the progress of the Institutional Shares of Brown Advisory International Fund (the "Fund") for the five month fiscal period ended May 31, 2004. In order to achieve a common fiscal year end for our family of Brown Advisory mutual funds, the Fund's fiscal year end has been changed from December 31 to May 31. This is the reason for issuing a second annual report within five months of the prior annual report.

The Fund seeks to achieve attractive absolute and relative returns through investing in international markets. The Fund's sub-adviser, Philadelphia International Advisors, LP uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed using strict quality standards that focus on liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process. We believe the Fund's portfolio of perceived high quality, attractively valued stocks positions the Fund well for attractive relative returns over the long term.

For the five month fiscal period ended May 31, 2004, the Fund returned 1.63%, compared with 2.32% for the MSCI EAFE Index (the "Index"), our primary benchmark. For the period ended June 30, 2004, the most recent calendar quarter end, the Fund's 1-year and since inception (1/28/03) average annual returns were 27.65% and 30.28%, respectively. (Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call
(800) 540-6807).

International equity markets produced markedly different performance during this period, which was driven by diverging regional economic indicators. In Japan, an improved outlook for consumer spending triggered a rally in domestic oriented sectors, which pushed the broad market sharply higher early in the year. In contrast, European shares struggled as investors reacted negatively to weakening business and consumer confidence reports. After a two-year run of strong gains, the Euro gave up over 3% to the dollar, but the reversal came too late to meaningfully improve the earnings outlook for the export sector. Altogether, European stocks ended modestly higher, however two of the main countries, Germany and the Netherlands, ended the period in negative territory. From a sector perspective, energy, utilities, and consumer related stocks performed strongly, while materials and communications stocks lagged.

Late in 2003, European investor preference began to turn away from high risk, low profitability companies toward a more "normal" investment on the basis of valuation and profitability. This rotation historically occurs 8-9 months into a recovery from a bear market bottom. That shift continued in Europe in the first quarter of 2004, but investors in the Japanese market still remain solidly behind economic recovery stocks with low profitability. In this environment, our blended approach of both valuation and profitability has not enhanced overall country returns.

The Fund trailed the Index modestly during the period due to a relatively low exposure to Asian markets, and high exposure to the weaker European markets (and the weak Euro). Strong security selection within the telecommunication sector was more than offset by selection in consumer related stocks. The Fund's emerging market exposure posted mixed results with BYD, a Chinese battery manufacturer, as a top performer and Compal, a

--------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2004
--------------------------------------------------------------------------------

Taiwanese electronic components manufacturer, as the largest detractor to performance. Recent additions to the Fund include ABN AMRO Holdings NV, France Telecom, and Taiwan Semiconductor Manufacturing Co., Ltd. ADR. Stocks that were recently sold out of the Fund due to excessive valuation or to fund a more attractive purchase include Aventis SA, EON AG, and Singapore Telecommunications.

We thank you for your continued trust and confidence in the Fund.

Brown Advisory International Fund Team
May 2004

--------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Value Equity Fund Institutional Shares (the "Fund"), compared with a broad-based securities market index and an industry focused index. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. One year returns are for the 12 months ended May 31, 2004. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      INSTITUTIONAL SHARES VS. S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                          24.77%
Since Inception on 01/28/03:                       29.38%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                             $14,112
S&P 500 Index:                                    $13,379
Russell 1000 Value Index:                         $13,561

[LINE GRAPH]

                                                  INSTITUTIONAL SHARES            S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                  --------------------            -------------         ------------------------
01/28/03                                              $ 10,000.00                  $ 10,000.00                  $ 10,000.00
01/31/03                                                 9,990.00                     9,980.00                    10,023.00
                                                         9,680.00                     9,830.00                     9,755.00
03/31/03                                                 9,520.00                     9,925.00                     9,772.00
                                                        10,390.00                    10,742.00                    10,632.00
05/31/03                                                11,310.00                    11,308.00                    11,318.00
                                                        11,636.00                    11,452.00                    11,460.00
07/31/03                                                11,776.00                    11,654.00                    11,630.00
                                                        12,107.00                    11,881.00                    11,812.00
09/30/03                                                11,967.00                    11,755.00                    11,696.00
                                                        12,499.00                    12,420.00                    12,412.00
11/30/03                                                12,649.00                    12,529.00                    12,580.00
                                                        13,479.00                    13,186.00                    13,356.00
01/31/04                                                13,835.00                    13,428.00                    13,591.00
                                                        14,191.00                    13,614.00                    13,882.00
03/31/04                                                14,007.00                    13,409.00                    13,760.00
                                                        13,828.00                    13,199.00                    13,424.00
05/31/04                                                14,112.00                    13,379.00                    13,561.00

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Growth Equity Fund Institutional Shares (the "Fund") compared with a broad-based securities market index and an industry focused index. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      INSTITUTIONAL SHARES VS. S&P 500 INDEX AND RUSSELL 1000 GROWTH INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                          15.52%
Three Year:                                       (3.55)%
Since Inception on 06/28/99:                      (3.36)%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                              $8,449
S&P 500 Index:                                     $9,059
Russell 1000 Growth Index:                         $7,339

[LINE GRAPH]

                                                  INSTITUTIONAL SHARES            S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                  --------------------            -------------         -------------------------
06/28/99                                              $ 10,000.00                  $ 10,000.00                  $ 10,000.00
                                                        10,220.00                    10,323.00                    10,387.00
                                                         9,990.00                    10,001.00                    10,057.00
                                                         9,900.00                     9,952.00                    10,221.00
                                                         9,536.00                     9,679.00                    10,006.00
                                                        10,096.00                    10,292.00                    10,762.00
                                                        10,347.00                    10,501.00                    11,342.00
                                                        10,878.00                    11,119.00                    12,522.00
                                                        10,558.00                    10,560.00                    11,935.00
                                                        10,418.00                    10,361.00                    12,519.00
                                                        11,329.00                    11,373.00                    13,414.00
                                                        10,959.00                    11,031.00                    12,776.00
05/31/00                                                10,859.00                    10,805.00                    12,133.00
                                                        10,879.00                    11,071.00                    13,052.00
                                                        10,499.00                    10,898.00                    12,508.00
                                                        11,060.00                    11,575.00                    13,641.00
                                                        10,349.00                    10,964.00                    12,350.00
                                                        10,509.00                    10,918.00                    11,766.00
                                                         9,528.00                    10,057.00                    10,032.00
                                                         9,842.00                    10,107.00                     9,714.00
                                                        10,502.00                    10,465.00                    10,385.00
                                                         9,421.00                     9,512.00                     8,622.00
                                                         8,624.00                     8,909.00                     7,684.00
                                                         9,416.00                     9,601.00                     8,656.00
05/31/01                                                 9,416.00                     9,665.00                     8,528.00
                                                         9,300.00                     9,430.00                     8,331.00
                                                         9,119.00                     9,337.00                     8,123.00
                                                         8,367.00                     8,754.00                     7,458.00
                                                         7,566.00                     8,047.00                     6,714.00
                                                         8,049.00                     8,200.00                     7,066.00
                                                         8,893.00                     8,829.00                     7,745.00
                                                         8,922.00                     8,907.00                     7,730.00
                                                         8,681.00                     8,777.00                     7,594.00
                                                         8,228.00                     8,607.00                     7,279.00
                                                         8,486.00                     8,931.00                     7,530.00
                                                         7,681.00                     8,390.00                     6,916.00
05/31/02                                                 7,631.00                     8,328.00                     6,748.00
                                                         6,967.00                     7,735.00                     6,124.00
                                                         6,473.00                     7,132.00                     5,788.00
                                                         6,533.00                     7,179.00                     5,805.00
                                                         5,798.00                     6,400.00                     5,203.00
                                                         6,434.00                     6,962.00                     5,680.00
                                                         7,000.00                     7,372.00                     5,988.00
                                                         6,418.00                     6,939.00                     5,575.00
                                                         6,236.00                     6,757.00                     5,439.00
                                                         6,246.00                     6,656.00                     5,414.00
                                                         6,290.00                     6,720.00                     5,515.00
                                                         6,939.00                     7,274.00                     5,923.00
05/31/03                                                 7,313.00                     7,657.00                     6,219.00
                                                         7,398.00                     7,754.00                     6,304.00
                                                         7,580.00                     7,891.00                     6,461.00
                                                         7,722.00                     8,045.00                     6,622.00
                                                         7,571.00                     7,960.00                     6,551.00
                                                         7,905.00                     8,410.00                     6,919.00
                                                         7,946.00                     8,483.00                     6,991.00
                                                         8,337.00                     8,928.00                     7,233.00
                                                         8,530.00                     9,092.00                     7,381.00
                                                         8,641.00                     9,218.00                     7,428.00
                                                         8,479.00                     9,079.00                     7,290.00
                                                         8,367.00                     8,937.00                     7,205.00
05/31/04                                                 8,449.00                     9,059.00                     7,339.00

--------------------------------------------------------------------------------

BROWN ADVISORY REAL ESTATE FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Real Estate Fund Institutional Shares (the "Fund") compared with a broad-based index. The NAREIT Equity Index (the "Index") is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE RETURNS ARE CUMULATIVE, REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                  INSTITUTIONAL SHARES VS. NAREIT EQUITY INDEX

Cumulative Total Return on 05/31/04
-----------------------------------
Since Inception on 12/10/03:                       2.34%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                            $10,234
NAREIT Equity Index:                             $10,496

[LINE GRAPH]

                                                                    INSTITUTIONAL SHARES               NAREIT EQUITY INDEX
                                                                    --------------------               -------------------
12/10/03                                                                $ 10,000.00                         $ 10,000.00
12/31/03                                                                  10,182.00                           10,239.00
01/31/04                                                                  10,604.00                           10,682.00
02/29/04                                                                  10,825.00                           10,869.00
03/31/04                                                                  11,389.00                           11,470.00
04/30/04                                                                   9,707.00                            9,797.00
05/31/04                                                                  10,234.00                           10,496.00

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including applicable sales charges (A Shares only) and reinvested dividends and distributions, in Brown Advisory Small-Cap Growth Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000(R) Growth Index (the "Index") measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes the maximum 5.50% sales charge (A Shares only) and operating expenses that reduce returns while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charges and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLES AND GRAPHS BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                            INSTITUTIONAL SHARES VS.
                           RUSSELL 2000 GROWTH INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                     26.53%
Three Year:                                  (4.67)%
Since Inception on 06/28/99:                   1.05%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                        $10,527
Russell 2000 Growth Index:                   $ 9,747

[LINE GRAPH]

                                                                    INSTITUTIONAL SHARES            RUSSELL 2000 GROWTH INDEX
                                                                    --------------------            -------------------------
06/28/99                                                                $ 10,000.00                         $ 10,000.00
06/30/99                                                                  10,290.00                           10,301.00
                                                                           9,820.00                            9,982.00
                                                                           9,720.00                            9,609.00
                                                                          10,320.00                            9,794.00
                                                                          11,040.00                           10,045.00
                                                                          12,300.00                           11,107.00
                                                                          15,320.00                           13,065.00
                                                                          13,940.00                           12,943.00
                                                                          19,850.00                           15,955.00
                                                                          16,450.00                           14,278.00
                                                                          14,800.00                           12,836.00
05/31/00                                                                  13,820.00                           11,712.00
                                                                          15,140.00                           13,225.00
                                                                          14,270.00                           12,092.00
                                                                          15,680.00                           13,364.00
                                                                          14,210.00                           12,700.00
                                                                          14,620.00                           11,669.00
                                                                          12,330.00                            9,550.00
                                                                          12,932.00                           10,135.00
                                                                          13,515.00                           10,955.00
                                                                          11,349.00                            9,453.00
                                                                           9,923.00                            8,594.00
                                                                          11,818.00                            9,646.00
05/31/01                                                                  12,151.00                            9,869.00
                                                                          12,921.00                           10,138.00
                                                                          11,766.00                            9,273.00
                                                                          10,839.00                            8,694.00
                                                                           8,340.00                            7,291.00
                                                                           9,360.00                            7,993.00
                                                                          10,318.00                            8,660.00
                                                                          11,255.00                            9,199.00
                                                                          10,568.00                            8,872.00
                                                                           9,298.00                            8,298.00
                                                                          10,339.00                            9,019.00
                                                                           9,589.00                            8,824.00
05/31/02                                                                   8,600.00                            8,308.00
                                                                           7,809.00                            7,603.00
                                                                           6,695.00                            6,435.00
                                                                           6,768.00                            6,432.00
                                                                           5,987.00                            5,967.00
                                                                           6,466.00                            6,269.00
                                                                           7,632.00                            6,891.00
                                                                           6,820.00                            6,415.00
                                                                           6,393.00                            6,241.00
                                                                           6,320.00                            6,075.00
                                                                           6,507.00                            6,167.00
                                                                           7,215.00                            6,750.00
05/31/03                                                                   8,319.00                            7,511.00
                                                                           8,330.00                            7,656.00
                                                                           8,871.00                            8,234.00
                                                                           9,433.00                            8,677.00
                                                                           8,892.00                            8,457.00
                                                                           9,860.00                            9,188.00
                                                                          10,152.00                            9,487.00
                                                                          10,391.00                            9,530.00
                                                                          11,005.00                           10,030.00
                                                                          10,943.00                           10,015.00
                                                                          10,901.00                           10,062.00
                                                                          10,225.00                            9,557.00
05/31/04                                                                  10,527.00                            9,747.00

                                  A SHARES VS.
                           RUSSELL 2000 GROWTH INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                     19.79%
Since Inception on 09/20/02:                  32.66%

Investment Value on 05/31/04
----------------------------
A Shares:                                    $16,136
Russell 2000 Growth Index:                   $16,171

[LINE GRAPH]

                                                                          A SHARES                  RUSSELL 2000 GROWTH INDEX
                                                                          --------                  -------------------------
09/20/02                                                                 $  9,450                            $ 10,000
09/30/02                                                                    9,188                               9,901
                                                                            9,906                              10,401
11/30/02                                                                   11,698                              11,433
                                                                           10,447                              10,644
01/31/03                                                                    9,805                              10,355
                                                                            9,687                              10,079
03/31/03                                                                    9,974                              10,231
                                                                           11,056                              11,200
05/31/03                                                                   12,730                              12,462
                                                                           12,747                              12,702
07/31/03                                                                   13,575                              13,662
                                                                           14,496                              14,396
09/30/03                                                                   13,659                              14,032
                                                                           15,130                              15,244
11/30/03                                                                   15,578                              15,741
                                                                           15,942                              15,811
01/31/04                                                                   16,888                              16,642
                                                                           16,778                              16,616
03/31/04                                                                   16,711                              16,694
                                                                           15,663                              15,856
05/31/04                                                                   16,136                              16,171

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP VALUE FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Value Fund Institutional Shares (the "Fund") compared with a broad-based securities market index. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE RETURNS ARE CUMULATIVE, REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

               INSTITUTIONAL SHARES VS. RUSSELL 2000 GROWTH INDEX

Cumulative Total Return on 05/31/04
-----------------------------------
Since Inception on 10/31/03:                       13.13%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                             $11,313
Russell 2000 Growth Index:                        $11,041

[LINE GRAPH]

                                                                    INSTITUTIONAL SHARES            RUSSELL 2000 GROWTH INDEX
                                                                    --------------------            -------------------------
10/31/03                                                                $ 10,000.00                         $ 10,000.00
11/30/03                                                                  10,330.00                           10,384.00
12/31/03                                                                  10,663.00                           10,759.00
01/31/04                                                                  11,153.00                           11,131.00
02/29/04                                                                  11,323.00                           11,347.00
03/31/04                                                                  11,754.00                           11,504.00
04/30/04                                                                  11,323.00                           10,909.00
05/31/04                                                                  11,313.00                           11,041.00

--------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2004
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory International Fund Institutional Shares (the "Fund"), compared with a broad-based securities market index, since inception. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. One year returns are for the 12 months ended May 31, 2004. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                    INSTITUTIONAL SHARES VS. MSCI EAFE INDEX

Average Annual Total Return on 05/31/04
---------------------------------------
One Year:                                          28.90%
Since Inception on 01/28/03:                       31.42%

Investment Value on 05/31/04
----------------------------
Institutional Shares:                            $ 14,409
MSCI EAFE Index:                                 $ 14,798

[LINE GRAPH]

                                                                    INSTITUTIONAL SHARES                 MSCI EAFE INDEX
                                                                    --------------------                 ---------------
01/28/03                                                                $ 10,000.00                         $ 10,000.00
01/31/03                                                                  10,080.00                           10,000.00
                                                                           9,620.00                            9,771.00
03/31/03                                                                   9,403.00                            9,579.00
                                                                          10,476.00                           10,517.00
05/31/03                                                                  11,178.00                           11,155.00
                                                                          11,402.00                           11,424.00
07/31/03                                                                  11,665.00                           11,701.00
                                                                          11,827.00                           11,983.00
09/30/03                                                                  11,957.00                           12,353.00
                                                                          12,606.00                           13,123.00
11/30/03                                                                  13,124.00                           13,414.00
                                                                          14,177.00                           14,462.00
01/31/04                                                                  14,261.00                           14,667.00
                                                                          14,556.00                           15,005.00
03/31/04                                                                  14,293.00                           15,090.00
                                                                          14,177.00                           14,749.00
05/31/04                                                                  14,409.00                           14,798.00

--------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                        Security Description                          Value
 ------                        --------------------                          -----
COMMON STOCK - 94.6%
AUTOS & TRANSPORTATION - 1.0%
    9,580  General Dynamics Corp.                                         $   916,135
                                                                          -----------
BASIC MATERIALS - 1.1%
   71,979  RPM International, Inc.                                          1,058,811
                                                                          -----------
CAPITAL GOODS - 8.0%
   94,140  General Electric Co.                                             2,929,637
  111,380  Snap-On, Inc.                                                    3,745,710
   30,495  Tyco International Ltd.                                            938,941
                                                                          -----------
                                                                            7,614,288
                                                                          -----------
CONSUMER DISCRETIONARY - 16.2%
   67,625  CVS Corp.                                                        2,818,610
  108,065  Jones Apparel Group, Inc.                                        4,157,260
   26,520  Lowe's Cos., Inc.                                                1,420,676
  232,040  Mattel, Inc.                                                     4,056,059
  175,025  Time Warner, Inc.+                                               2,982,426
                                                                          -----------
                                                                           15,435,031
                                                                          -----------
CONSUMER STAPLES - 4.2%
   26,520  Adolph Coors Co.                                                 1,709,214
   12,775  Kimberly-Clark Corp.                                               841,873
   62,980  Safeway, Inc.+                                                   1,420,828
                                                                          -----------
                                                                            3,971,915
                                                                          -----------
ENERGY - 4.3%
   27,180  ChevronTexaco Corp.                                              2,457,072
   59,665  National-Oilwell, Inc.+                                          1,651,527
                                                                          -----------
                                                                            4,108,599
                                                                          -----------
FINANCIALS - 22.5%
   57,015  Citigroup, Inc.                                                  2,647,206
   30,495  Freddie Mac                                                      1,780,603
   77,565  Lincoln National Corp.                                           3,683,562
   77,565  Marsh & McLennan Cos., Inc.                                      3,422,168
   66,960  RenaissanceRe Holdings Ltd.                                      3,538,837
   77,565  Wachovia Corp.                                                   3,661,843
   60,090  Washington Mutual, Inc.                                          2,624,731
                                                                          -----------
                                                                           21,358,950
                                                                          -----------
HEALTH CARE - 21.9%
   51,095  Baxter International, Inc.                                       1,606,427
  238,670  First Health Group Corp.+                                        3,603,918
   52,380  Laboratory Corp. of America Holdings+                            2,166,437
   76,300  McKesson Corp.                                                   2,624,720
  131,265  Merck & Co., Inc.                                                6,208,834
  131,265  Pfizer, Inc.                                                     4,638,905
                                                                          -----------
                                                                           20,849,241
                                                                          -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                        Security Description                          Value
 ------                        --------------------                          -----
INDUSTRIALS - 1.9%
   13,375  Pentair, Inc.                                                  $   819,620
   16,575  Union Pacific Corp.                                                966,654
                                                                          -----------
                                                                            1,786,274
                                                                          -----------
INFORMATION TECHNOLOGY - 12.2%
   50,385  Affiliated Computer Services, Inc. Class A+                      2,510,181
  127,955  Hewlett-Packard Co.                                              2,717,764
  383,860  Parametric Technology Corp.+                                     1,861,721
   43,755  Pitney Bowes, Inc.                                               1,939,660
  211,488  Seagate Technology                                               2,601,303
                                                                          -----------
                                                                           11,630,629
                                                                          -----------
UTILITIES - 1.3%
   40,440  American Electric Power Co., Inc.                                1,284,778
                                                                          -----------
Total Common Stock (Cost $82,035,136)                                      90,014,651
                                                                          -----------
MONEY MARKET FUNDS - 6.1%
3,355,710  Cash Reserve Fund, Inc., Institutional Series                    3,355,710
2,445,784  Cash Reserve Fund, Inc., Prime Series                            2,445,784
                                                                          -----------
Total Money Market Funds (Cost $5,801,494)                                  5,801,494
                                                                          -----------
Total Investments in Securities - 100.7% (Cost $87,836,630)               $95,816,145
Other Assets and Liabilities, Net - (0.7)%                                   (699,293)
                                                                          -----------
NET ASSETS - 100.0%                                                       $95,116,852
                                                                          ===========

------------------------------
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                        Security Description                          Value
 ------                        --------------------                          -----
COMMON STOCK - 98.4%
CONSUMER DISCRETIONARY - 18.4%
  18,000   Comcast Corp. Class A+                                         $   510,300
  19,500   Costco Wholesale Corp.                                             736,710
  22,000   InterActiveCorp.+                                                  687,720
  31,000   Kohl's Corp.+                                                    1,474,360
  12,500   Lowe's Cos., Inc.                                                  669,625
  19,500   Marriott International, Inc. Class A                               961,935
  18,000   Outback Steakhouse, Inc.                                           764,100
  23,000   Target Corp.                                                     1,028,100
  46,000   Time Warner, Inc.+                                                 783,840
  17,000   Viacom, Inc. Class B                                               627,130
                                                                          -----------
                                                                            8,243,820
                                                                          -----------
CONSUMER STAPLES - 7.3%
  16,500   Anheuser-Busch Cos., Inc.                                          878,955
  34,500   CVS Corp.                                                        1,437,960
  18,000   PepsiCo, Inc.                                                      960,660
                                                                          -----------
                                                                            3,277,575
                                                                          -----------
ENERGY - 4.1%
  16,000   Exxon Mobil Corp.                                                  692,000
  20,000   Schlumberger Ltd.                                                1,143,400
                                                                          -----------
                                                                            1,835,400
                                                                          -----------
FINANCIALS - 11.9%
  20,900   American International Group, Inc.                               1,531,970
  20,500   Citigroup, Inc.                                                    951,815
  14,000   Freddie Mac                                                        817,460
  35,000   Mellon Financial Corp.                                           1,030,400
  18,000   Morgan Stanley                                                     963,180
                                                                          -----------
                                                                            5,294,825
                                                                          -----------
HEALTH CARE - 25.0%
  19,500   Abbott Laboratories                                                803,595
  19,000   Amgen, Inc.+                                                     1,039,300
  17,500   Cardinal Health, Inc.                                            1,184,925
  16,000   Eli Lilly & Co.                                                  1,178,720
  17,000   Forest Laboratories, Inc.+                                       1,077,630
  24,500   Laboratory Corp. of America Holdings+                            1,013,320
  26,500   Medtronic, Inc.                                                  1,269,350
  22,500   Merck & Co., Inc.                                                1,064,250
  56,000   Pfizer, Inc.                                                     1,979,040
  18,000   Pharmaceutical Product Development, Inc.+                          545,040
                                                                          -----------
                                                                           11,155,170
                                                                          -----------
INDUSTRIALS - 8.5%
  22,400   First Data Corp.                                                   969,696
  33,000   General Electric Co.                                             1,026,960
  15,000   Jacobs Engineering Group, Inc.                                     669,000
  18,000   L-3 Communications Holdings, Inc.                                1,147,320
                                                                          -----------
                                                                            3,812,976
                                                                          -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                        Security Description                          Value
 ------                        --------------------                          -----
INFORMATION TECHNOLOGY - 23.2%
  23,000   Affiliated Computer Services, Inc. Class A+                    $ 1,145,860
  76,000   BEA Systems, Inc.+                                                 655,880
  72,000   Cisco Systems, Inc.+                                             1,594,800
  27,500   Dell, Inc.+                                                        967,450
  11,800   Intel Corp.                                                        336,890
  61,000   Microsoft Corp.                                                  1,607,350
 125,000   Parametric Technology Corp.+                                       606,250
  17,500   Powerwave Technologies, Inc.+                                      140,175
  22,000   Qualcomm, Inc.                                                   1,475,540
  30,000   Texas Instruments, Inc.                                            783,300
  40,000   Veritas Software Corp.+                                          1,064,000
                                                                          -----------
                                                                           10,377,495
                                                                          -----------
Total Common Stock (Cost $38,740,411)                                      43,997,261
                                                                          -----------
MONEY MARKET FUND - 1.6%
 705,375   Cash Reserve Fund, Inc., Institutional Series (Cost                705,375
           $705,375)
                                                                          -----------
Total Investments in Securities - 100.0% (Cost $39,445,786)               $44,702,636
Other Assets & Liabilities, Net - 0.0%                                          6,737
                                                                          -----------
NET ASSETS - 100.0%                                                       $44,709,373
                                                                          ===========

------------------------------
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Shares                        Security Description                          Value
------                        --------------------                          -----
REAL ESTATE INVESTMENT TRUSTS (REITS) - 95.9%
REITS - DIVERSIFIED - 7.7%
  6,885   Colonial Properties Trust                                      $   264,591
 10,365   iStar Financial, Inc.                                              396,461
  7,330   Vornado Realty Trust                                               400,584
                                                                         -----------
                                                                           1,061,636
                                                                         -----------
REITS - OFFICE/INDUSTRIAL - 22.7%
 22,415   American Financial Realty Trust                                    318,965
  9,020   Arden Realty, Inc.                                                 267,443
 10,885   Boston Properties, Inc.                                            537,284
 13,615   CarrAmerica Realty Corp.                                           399,192
  8,260   Duke Realty Corp.                                                  267,294
 13,110   Equity Office Properties Trust                                     353,315
 14,205   Glenborough Realty Trust, Inc.                                     270,037
  8,480   Mack-Cali Realty Corp.                                             338,861
 12,180   Prentiss Properties Trust                                          401,940
                                                                         -----------
                                                                           3,154,331
                                                                         -----------
REITS - REGIONAL MALLS - 15.8%
 17,760   Glimcher Realty Trust                                              396,581
  8,805   Macerich Co.                                                       398,426
  7,660   Mills Corp.                                                        336,657
 10,355   Simon Property Group, Inc.                                         534,007
 13,570   Tanger Factory Outlet Centers, Inc.                                526,787
                                                                         -----------
                                                                           2,192,458
                                                                         -----------
REITS - RESIDENTIAL - 12.5%
 13,835   Archstone-Smith Trust                                              401,907
  6,675   Avalonbay Communities, Inc.                                        363,454
  7,655   BRE Properties, Inc.                                               264,863
  7,150   Camden Property Trust                                              333,976
 18,290   United Dominion Realty Trust, Inc.                                 364,703
                                                                         -----------
                                                                           1,728,903
                                                                         -----------
REITS - SPECIALTY - 17.3%
 16,735   Health Care Property Investors, Inc.                               402,142
  6,220   Health Care REIT, Inc.                                             201,839
  7,310   Healthcare Realty Trust, Inc.                                      267,181
 13,055   Hospitality Properties Trust                                       534,341
 13,750   Nationwide Health Properties, Inc.                                 265,787
 12,120   Senior Housing Properties Trust                                    197,314
 14,035   Sovran Self Storage, Inc.                                          527,856
                                                                         -----------
                                                                           2,396,460
                                                                         -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

Shares                        Security Description                          Value
------                        --------------------                          -----
REITS - STRIP CENTERS - 19.9%
 44,350   Cedar Shopping Centers, Inc.                                   $   496,277
 23,215   Commercial Net Lease Realty                                        396,280
 22,400   Equity One, Inc.                                                   398,720
 19,790   Heritage Property Investment Trust                                 533,143
 16,845   New Plan Excel Realty Trust                                        401,079
 13,300   Regency Centers Corp.                                              535,990
                                                                         -----------
                                                                           2,761,489
                                                                         -----------
Total Real Estate Investment Trusts (Cost $13,493,251)                    13,295,277
                                                                         -----------
MONEY MARKET FUNDS - 5.4%
551,286   Cash Reserve Fund, Inc., Institutional Series                      551,286
200,000   Cash Reserve Fund, Inc., Prime Series                              200,000
                                                                         -----------
Total Money Market Funds (Cost $751,286)                                     751,286
                                                                         -----------
Total Investments in Securities - 101.3% (Cost $14,244,537)              $14,046,563
Other Assets and Liabilities, Net - (1.3)%                                  (186,055)
                                                                         -----------
NET ASSETS - 100.0%                                                      $13,860,508
                                                                         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                         Security Description                          Value
 ------                         --------------------                          -----
COMMON STOCK - 98.3%
AUTOS & TRANSPORTATION - 3.6%
  150,802   Forward Air Corp.+                                             $  4,652,242
                                                                           ------------
BIO-TECHNOLOGY - 4.5%
  130,302   Affymetrix, Inc.+                                                 3,854,333
   32,200   Martek Biosciences Corp.+                                         2,059,834
                                                                           ------------
                                                                              5,914,167
                                                                           ------------
COMMUNICATION SERVICES & EQUIPMENT - 13.9%
   51,445   Akamai Technologies, Inc.+                                          764,473
  352,176   At Road, Inc.+                                                    3,130,845
  240,283   iPass, Inc.+                                                      2,705,587
  343,201   Tekelec, Inc.+                                                    5,704,001
  251,150   WebEx Communications, Inc.+                                       5,929,651
                                                                           ------------
                                                                             18,234,557
                                                                           ------------
CONSUMER DISCRETIONARY - 18.7%
   38,443   Apollo Group, Inc. Class A+                                       3,605,953
   67,314   Bright Horizons Family Solutions, Inc.+                           3,325,985
   11,792   Corporate Executive Board Co.                                       644,551
  131,004   CoStar Group, Inc.+                                               5,420,946
  122,536   Getty Images, Inc.+                                               6,898,777
   84,503   Hot Topic, Inc.+                                                  1,826,110
   68,175   Princeton Review, Inc.+                                             486,088
  128,443   QRS Corp.+                                                          705,152
  114,064   TiVo, Inc.+                                                         868,027
  115,966   Tweeter Home Entertainment Group, Inc.+                             772,334
                                                                           ------------
                                                                             24,553,923
                                                                           ------------
DIAGNOSTICS - 1.1%
   26,723   Gen-Probe, Inc.+                                                  1,120,763
  107,771   Virologic, Inc.+                                                    301,759
                                                                           ------------
                                                                              1,422,522
                                                                           ------------
FINANCIALS - 6.7%
  323,814   Digital Insight Corp.+                                            6,256,086
   60,689   iPayment, Inc.+                                                   2,545,904
                                                                           ------------
                                                                              8,801,990
                                                                           ------------
HEALTH CARE SERVICES - 12.0%
  125,058   Accredo Health, Inc.+                                             4,549,610
  284,930   Eclipsys Corp.+                                                   3,954,828
  203,075   Sunrise Senior Living, Inc.+                                      7,318,823
                                                                           ------------
                                                                             15,823,261
                                                                           ------------
MATERIALS & PROCESSING - 4.7%
  123,293   Symyx Technologies, Inc.+                                         2,970,128
   89,389   Trex Co., Inc.+                                                   3,247,502
                                                                           ------------
                                                                              6,217,630
                                                                           ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                         Security Description                          Value
 ------                         --------------------                          -----
MEDICAL DEVICES - 14.6%
  338,408   ArthroCare Corp.+                                              $  8,284,228
  170,307   Align Technology, Inc.+                                           3,246,051
   50,571   CardioDynamics International Corp.+                                 332,757
   24,265   Closure Medical Corp.+                                              604,684
  127,308   EPIX Medical, Inc.+                                               3,110,134
  168,341   SonoSite, Inc.+                                                   3,590,713
                                                                           ------------
                                                                             19,168,567
                                                                           ------------
PRODUCER DURABLES - 3.9%
  201,438   ATMI, Inc.+                                                       5,160,842
                                                                           ------------
SECURITY TECHNOLOGY - 4.1%
  255,615   RSA Security, Inc.+                                               4,687,979
   68,145   Digimarc Corp.+                                                     770,038
                                                                           ------------
                                                                              5,458,017
                                                                           ------------
SEMI-ELECTRONICS - 3.8%
  133,013   Power Integrations, Inc.+                                         3,663,178
  152,009   Skyworks Solutions, Inc.+                                         1,358,960
                                                                           ------------
                                                                              5,022,138
                                                                           ------------
SOFTWARE - 6.7%
   99,073   Synopsys, Inc.+                                                   2,932,561
  283,078   Synplicity, Inc.+                                                 1,656,006
  405,821   Wind River Systems, Inc.+                                         4,175,898
                                                                           ------------
                                                                              8,764,465
                                                                           ------------
Total Common Stock (Cost $86,157,142)                                       129,194,321
MONEY MARKET FUND - 2.4%
3,176,758   Cash Reserve Fund, Inc., Institutional Series (Cost
            $3,176,758)                                                       3,176,758
                                                                           ------------
Total Investments in Securities - 100.7% (Cost $89,333,900)                $132,371,079
Other Assets and Liabilities, Net - (0.7)%                                     (931,303)
                                                                           ------------
NET ASSETS - 100.0%                                                        $131,439,776
                                                                           ============

------------------------------
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                         Security Description                          Value
 ------                         --------------------                          -----
COMMON STOCK - 97.9%
CONSUMER STAPLES - 1.6%
   63,100   Del Monte Foods Co.+                                           $   648,037
                                                                           -----------
ENERGY - 5.7%
    6,100   Arch Coal, Inc.                                                    198,250
   10,000   Comstock Resources, Inc.+                                          188,100
   42,800   Headwaters, Inc.+                                                  894,520
   76,300   Matrix Service Co.+                                                814,884
    2,900   Penn Virginia Corp.                                                180,670
                                                                           -----------
                                                                             2,276,424
                                                                           -----------
FINANCIALS - 18.0%
   22,200   Affiliated Managers Group+                                       1,082,250
  202,014   Century Business Services, Inc.+                                   832,298
   43,600   Crescent Real Estate Equities Co.                                  732,480
    4,000   First City Liquidating Trust Loans Assets Corp.+#                    2,800
   35,100   Hilb Rogal & Hobbs Co.                                           1,248,507
   78,500   Interactive Data Corp.+                                          1,330,575
   49,400   Nelnet, Inc. Class A+                                              965,770
   36,100   Trizec Properties, Inc.                                            596,011
   23,900   Wellsford Real Properties, Inc.+                                   376,425
                                                                           -----------
                                                                             7,167,116
                                                                           -----------
HEALTH CARE - 9.9%
   18,900   Accredo Health, Inc.+                                              687,582
   35,200   Collagenex Pharmaceuticals, Inc.+                                  345,664
   17,700   Dade Behring Holdings, Inc.+                                       790,305
   19,400   deCODE genetics, Inc.+                                             171,302
   12,300   Oxford Health Plans, Inc.                                          698,271
   43,200   PolyMedica Corp.                                                 1,248,912
                                                                           -----------
                                                                             3,942,036
                                                                           -----------
HOTELS, RESTAURANTS & LEISURE - 4.0%
   46,900   Speedway Motorsports, Inc.                                       1,576,778
                                                                           -----------
INDUSTRIALS - 16.6%
   24,100   Banta Corp.                                                      1,051,724
   54,500   EDO Corp.                                                        1,170,660
   31,300   Electro Rent Corp.                                                 342,422
   32,400   Fuel-Tech NV+                                                      142,236
   44,300   Lincoln Electric Holdings, Inc.                                  1,373,300
   32,600   Providence Service Corp.+                                          583,866
   17,400   Silgan Holdings, Inc.                                              729,756
   31,100   United Defense Industries, Inc.+                                 1,038,740
   12,100   Velcro Industries NV                                               160,204
                                                                           -----------
                                                                             6,592,908
                                                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

 Shares                         Security Description                          Value
 ------                         --------------------                          -----
INFORMATION TECHNOLOGY - 14.9%
   59,000   infoUSA, Inc.+                                                 $   531,000
   62,600   Intergraph Corp.+                                                1,573,764
   54,500   Internet Security Systems, Inc.+                                   862,190
   12,900   Lipman Electric Engineering Ltd.+                                  641,130
   45,100   Storage Technology Corp.+                                        1,274,075
   49,300   Technitrol, Inc.+                                                1,025,933
                                                                           -----------
                                                                             5,908,092
                                                                           -----------
MATERIALS - 3.3%
   20,700   Compass Minerals International, Inc.                               404,271
   33,700   HB Fuller Co.                                                      902,823
                                                                           -----------
                                                                             1,307,094
                                                                           -----------
MEDIA - 11.5%
   36,500   Catalina Marketing Corp.+                                          616,485
   72,400   Hollinger International, Inc. Class A                            1,274,240
  108,900   MDC Partners, Inc. Class A+                                      1,307,889
   31,700   RH Donnelley Corp.+                                              1,366,270
                                                                           -----------
                                                                             4,564,884
                                                                           -----------
RETAILING - 10.1%
   24,800   Advanced Marketing Services                                        274,536
   33,800   Handleman Co.                                                      757,120
   38,700   Stage Stores, Inc.+                                              1,455,894
  143,000   Triarc Cos., Inc. Class A                                        1,551,550
                                                                           -----------
                                                                             4,039,100
                                                                           -----------
TELECOMMUNICATION SERVICES - 0.4%
    3,200   Allstream, Inc. Class B                                            167,680
                                                                           -----------
UTILITIES - 1.9%
   52,800   El Paso Electric Co.+                                              762,960
                                                                           -----------
Total Common Stock (Cost $37,646,750)                                       38,953,109
                                                                           -----------
LIMITED PARTNERSHIP - 1.0%
   10,800   Penn Virginia Resources Partners, LP (Cost $381,046)               378,324
                                                                           -----------
MONEY MARKET FUND - 2.5%
1,002,233   Cash Reserve Fund, Inc., Institutional Series (Cost              1,002,233
            $1,002,233)
                                                                           -----------
Total Investments in Securities - 101.4% (Cost $39,030,029)                $40,333,666
Other Assets & Liabilities, Net - (1.4)%                                      (554,909)
                                                                           -----------
NET ASSETS - 100.0%                                                        $39,778,757
                                                                           ===========

------------------------------
+ Non-income producing security.
# Restricted, illiquid security priced at fair value as determined by the Trust's Valuation Committee pursuant to the Trust's valuation procedures. At May 31, 2004, the value of the security amounted to $2,800, which represents 0.0% of Net Assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

  Shares                        Security Description                          Value
  ------                        --------------------                          -----
FOREIGN COMMON STOCK - 96.2%
AUSTRALIA - 6.3%
 1,100,000  WMC Resources Ltd.                                             $  3,626,516
   273,400  St. George Bank Ltd.                                              4,288,260
                                                                           ------------
                                                                              7,914,776
                                                                           ------------
CANADA - 2.6%
   165,000  Talisman Energy, Inc.                                             3,250,183
                                                                           ------------
FRANCE - 13.9%
    85,000  Compagnie de Saint-Gobain SA                                      4,281,658
   170,000  France Telcom                                                     4,087,556
    19,630  EB SA                                                             2,205,349
   170,000  Thomson/ex-TMM                                                    3,242,642
    19,500  Total SA                                                          3,659,971
                                                                           ------------
                                                                             17,477,176
                                                                           ------------
GERMANY - 2.6%
    77,000  Bayerische Motoren Werke AG                                       3,262,792
                                                                           ------------
GREECE - 1.1%
   282,000  Hellenic Technodomiki Tev SA                                      1,405,007
                                                                           ------------
HONG KONG - 3.0%
 1,073,400  Byd Co. Ltd.                                                      3,752,954
                                                                           ------------
INDONESIA - 1.3%
   100,300  Telekomunikasi Indonesia ADR+                                     1,619,845
                                                                           ------------
IRELAND - 6.5%
   288,000  Allied Irish Banks plc                                            4,132,373
   194,000  CRH plc                                                           4,103,163
                                                                           ------------
                                                                              8,235,536
                                                                           ------------
JAPAN - 3.2%
    83,000  Canon, Inc.                                                       4,092,739
                                                                           ------------
NETHERLANDS - 9.9%
   201,000  ABN AMRO Holdings NV                                              4,283,124
   287,000  Reed Elsevier NV                                                  4,005,874
   185,000  TPG NV                                                            4,161,314
                                                                           ------------
                                                                             12,450,312
                                                                           ------------
SPAIN - 3.2%
   220,000  Endesa SA                                                         4,059,348
                                                                           ------------
SWITZERLAND - 6.7%
    59,700  Ciba Specialty Chemicals AG                                       4,078,675
    94,000  Logitech International SA+                                        4,308,833
                                                                           ------------
                                                                              8,387,508
                                                                           ------------
TAIWAN - 6.6%
 2,916,000  Compal Electronics, Inc.                                          3,587,577
   462,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR                   4,689,300
                                                                           ------------
                                                                              8,276,877
                                                                           ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

  Shares                        Security Description                          Value
  ------                        --------------------                          -----
THAILAND - 0.7%
10,000,000  Charoen Pokphand Foods plc                                     $    857,777
                                                                           ------------
UNITED KINGDOM - 28.6%
   424,400  BP plc                                                            3,717,449
   958,000  Centrica plc                                                      3,736,836
   564,400  Davis Service Group plc                                           3,789,951
   189,000  GlaxoSmithKline plc                                               3,950,350
 1,004,000  Misys plc                                                         3,828,829
   165,000  Next plc                                                          4,192,915
   131,000  Royal Bank of Scotland Group plc                                  3,955,795
   978,559  Tesco plc                                                         4,467,405
 1,865,000  Vodafone Group plc                                                4,385,359
                                                                           ------------
                                                                             36,024,889
                                                                           ------------
Total Foreign Common Stock (Cost $104,583,149)                              121,067,719
                                                                           ------------
MONEY MARKET FUND - 3.4%
 4,230,440  Citi(SM) Institutional Liquid Reserves Class A (Cost
            $4,230,440)                                                       4,230,440
                                                                           ------------
Total Investments in Securities - 99.6% (Cost $108,813,589)                $125,298,159
Other Assets and Liabilities, Net - 0.4%                                        497,379
                                                                           ------------
NET ASSETS - 100.0%                                                        $125,795,538
                                                                           ============

------------------------------
ADR American Depositary Receipt.
+    Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2004
--------------------------------------------------------------------------------

                                                                 BROWN          BROWN          BROWN
                                                               ADVISORY       ADVISORY       ADVISORY
                                                                 VALUE         GROWTH          REAL
                                                                EQUITY         EQUITY         ESTATE
                                                                 FUND           FUND           FUND
                                                              -----------    -----------    -----------
ASSETS
  Total investments, at value
    (Cost $87,836,630, $39,445,786 and $14,244,537,
      respectively)                                           $95,816,145    $44,702,636    $14,046,563
  Cash                                                             16,450         10,150         13,344
  Receivables:
    Fund shares sold                                              264,000         31,150        297,000
    Investment securities sold                                  1,598,640        186,173        371,074
    Interest and dividends                                        146,644         37,148         19,828
    Expense reimbursement from Advisor                                  -              -         55,930
    Prepaid expenses                                                7,931          1,210            176
    Deferred offering costs                                             -              -          4,690
                                                              -----------    -----------    -----------
Total Assets                                                   97,849,810     44,968,467     14,808,605
                                                              -----------    -----------    -----------
LIABILITIES
  Payables:
    Investment securities purchased                             2,642,499        183,204        912,101
    Fund shares redeemed                                                -          7,000              -
    Dividends                                                           2              -              -
  Accrued Liabilities:
    Payables to related parties                                    56,504         19,126              -
    Trustees' fees and expenses                                       567              -              -
    Other expenses                                                 33,386         49,764         35,996
                                                              -----------    -----------    -----------
Total Liabilities                                               2,732,958        259,094        948,097
                                                              -----------    -----------    -----------
NET ASSETS                                                    $95,116,852    $44,709,373    $13,860,508
                                                              ===========    ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                             $82,597,450    $49,010,329    $14,071,983
  Accumulated undistributed (distributions in excess of) net
    investment income                                             138,744              -         90,309
  Accumulated net realized gain (loss) on investments           4,401,143     (9,557,806)      (103,810)
  Unrealized appreciation (depreciation) on investments         7,979,515      5,256,850       (197,974)
                                                              -----------    -----------    -----------
NET ASSETS                                                    $95,116,852    $44,709,373    $13,860,508
                                                              ===========    ===========    ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
  Institutional Shares                                          7,076,778      5,365,831      1,371,835
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Institutional Shares (based on net assets of $95,116,852,
    $44,709,373 and $13,860,508, respectively)                $     13.44    $      8.33    $     10.10

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2004
--------------------------------------------------------------------------------

                                                               BROWN           BROWN
                                                              ADVISORY       ADVISORY          BROWN
                                                             SMALL-CAP       SMALL-CAP       ADVISORY
                                                               GROWTH          VALUE       INTERNATIONAL
                                                                FUND           FUND            FUND
                                                            ------------    -----------    -------------
ASSETS
  Total investments, at value
    (Cost $89,333,900, $39,030,029 and $108,813,589,
    respectively)                                           $132,371,079    $40,333,666    $125,298,159
  Cash                                                                 -             -           55,056
  Foreign currency (Cost $3,190)                                       -             -            3,143
  Receivables:
    Fund shares sold                                             115,400       504,000           87,000
    Investment securities sold                                         -       524,718                -
    Interest and dividends                                         2,269         6,971          513,717
    Expense reimbursement from Advisor                             4,000             -                -
    Prepaid expenses                                               3,889           597            2,624
    Deferred offering costs                                            -         3,100                -
                                                            ------------    -----------    ------------
Total Assets                                                 132,496,637    41,373,052      125,959,699
                                                            ------------    -----------    ------------
LIABILITIES
  Payables:
    Investment securities purchased                               63,151     1,532,546                -
    Fund shares redeemed                                         808,188             -            7,000
  Accrued Liabilities:
    Payables to related parties                                  108,622        21,044          101,352
    Trustees' fees and expenses                                        -             -              704
    Other expenses                                                76,900        40,705           55,105
                                                            ------------    -----------    ------------
Total Liabilities                                              1,056,861     1,594,295          164,161
                                                            ------------    -----------    ------------
NET ASSETS                                                  $131,439,776    $39,778,757    $125,795,538
                                                            ============    ===========    ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                           $143,516,333    $37,359,647    $ 95,179,242
  Accumulated undistributed (distributions in excess of)
    net investment income                                              -         3,359          542,410
  Accumulated net realized gain (loss) on investments        (55,113,736)    1,112,114       13,574,703
  Unrealized appreciation (depreciation) on investments
    and foreign currency translations                         43,037,179     1,303,637       16,499,183
                                                            ------------    -----------    ------------
NET ASSETS                                                  $131,439,776    $39,778,757    $125,795,538
                                                            ============    ===========    ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
  AUTHORIZED)
  Institutional Shares                                        11,135,717     3,516,512        9,186,686
  A Shares                                                       987,213             -                -
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Institutional Shares (based on net assets of
    $112,594,120, $39,778,757 and $125,795,538,
    respectively)                                           $      10.11    $    11.31     $      13.69
                                                            ------------    -----------    ------------
  A Shares (based on net assets of $18,845,656)             $      19.09    $        -     $          -
                                                            ------------    -----------    ------------
  A Shares Maximum Public Offering Price Per Share (net
    asset value per share/94.50%)                           $      20.20    $        -     $          -
                                                            ------------    -----------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                BROWN ADVISORY                BROWN ADVISORY
                                                                 VALUE EQUITY                 GROWTH EQUITY
                                                                     FUND                          FUND
                                                   ----------------------------------------   --------------
                                                     PERIOD ENDED         PERIOD ENDED          YEAR ENDED
                                                   MAY 31, 2004 (a)   DECEMBER 31, 2003 (b)    MAY 31, 2004
                                                   ----------------   ---------------------   --------------
INVESTMENT INCOME
  Interest income                                     $        5           $     3,642          $        -
  Dividend income (Net of foreign taxes withheld
    of $0, $719 and $0, respectively)                    604,323               639,098             422,941
                                                      ----------           -----------          ----------
Total Investment Income                                  604,328               642,740             422,941
                                                      ----------           -----------          ----------
EXPENSES
  Investment Advisor fees                                248,372               236,798             308,367
  Administrator fees                                      27,492                38,484              38,432
  Transfer agency fees:
    Institutional Shares                                  10,407                16,139              20,286
    A Shares (c)                                               -                13,265               9,089
  Distributor fees:
    A Shares (c)                                               -                   703                 455
  Custodian fees                                          20,045                58,478              11,174
  Accountant fees                                         21,450                51,411              49,440
  Registration fees                                        8,051                39,067              18,300
  Professional fees                                       15,219                28,766              39,687
  Trustees' fees and expenses                              1,211                 1,148               1,490
  Miscellaneous expenses                                   8,211                13,313              16,117
                                                      ----------           -----------          ----------
Total Expenses                                           360,458               497,572             512,837
  Fees waived and expenses reimbursed                    (29,299)             (181,140)           (101,230)
                                                      ----------           -----------          ----------
Net Expenses                                             331,159               316,432             411,607
                                                      ----------           -----------          ----------
NET INVESTMENT INCOME (LOSS)                             273,169               326,308              11,334
                                                      ----------           -----------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on investments              3,354,008             3,469,798            (980,834)
  Net change in unrealized appreciation
    (depreciation) on investments                       (180,078)            8,159,593           6,550,550
                                                      ----------           -----------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                          3,173,930            11,629,391           5,569,716
                                                      ----------           -----------          ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $3,447,099           $11,955,699          $5,581,050
                                                      ==========           ===========          ==========

------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b) Commenced operations on January 28, 2003.
(c) On December 31, 2003, A Shares of Brown Advisory Value Equity Fund and Brown Advisory Growth Equity Fund were reclassified as Institutional Shares of Brown Advisory Value Equity Fund and Brown Advisory Growth Equity Fund, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              BROWN ADVISORY    BROWN ADVISORY    BROWN ADVISORY
                                               REAL ESTATE     SMALL-CAP GROWTH   SMALL-CAP VALUE
                                                 FUND (a)            FUND            FUND (b)
                                              --------------   ----------------   ---------------
                                               PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                               MAY 31, 2004      MAY 31, 2004      MAY 31, 2004
                                              --------------   ----------------   ---------------
INVESTMENT INCOME
  Dividend income                               $ 233,446        $    17,263        $  127,652
                                                ---------        -----------        ----------
Total Investment Income                           233,446             17,263           127,652
                                                ---------        -----------        ----------
EXPENSES
  Investment Advisor fees                          28,108          1,341,372           139,176
  Administrator fees                               19,004            109,872            23,055
  Transfer agency fees:
    Institutional Shares                            9,202             23,529            11,285
    A Shares                                            -             58,453                 -
    B Shares (c)                                        -             13,399                 -
  Shareholder service fees:
    B Shares                                            -              2,183                 -
  Distributor fees:
    A Shares                                            -             45,734                 -
    B Shares (c)                                        -              6,549                 -
  Custodian fees                                   32,016             28,587            17,854
  Accountant fees                                  18,901             77,380            23,866
  Registration fees                                23,052             14,823            25,470
  Professional fees                                32,021             36,095            32,996
  Trustees' fees and expenses                          47              5,065               206
  Amortization of offering costs                    4,824                  -             4,461
  Miscellaneous expenses                            2,279             33,097             5,206
                                                ---------        -----------        ----------
Total Expenses                                    169,454          1,796,138           283,575
  Fees waived and expenses reimbursed            (131,978)           (95,626)         (109,605)
                                                ---------        -----------        ----------
Net Expenses                                       37,476          1,700,512           173,970
                                                ---------        -----------        ----------
NET INVESTMENT INCOME (LOSS)                      195,970         (1,683,249)          (46,318)
                                                ---------        -----------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on investments        (103,810)         2,133,937         1,167,261
  Net increase from payment by other service
    providers to reimburse and net realized
    loss on the disposal of investment
    violations (Note 7)                                 -              8,476                 -
  Net change in unrealized appreciation
    (depreciation) on investments                (197,974)        30,494,131           646,763
                                                ---------        -----------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                    (301,784)        32,636,544         1,814,024
                                                ---------        -----------        ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                    $(105,814)       $30,953,295        $1,767,706
                                                =========        ===========        ==========

------------------------------
(a) Commenced operations on December 10, 2003.
(b) Commenced operations on October 31, 2003.
(c) On December 31, 2003, B Shares of Brown Advisory Small-Cap Growth Fund were reclassified as A Shares of Brown Advisory Small-Cap Growth Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                           BROWN ADVISORY
                                                                           INTERNATIONAL
                                                                                FUND
                                                              ----------------------------------------
                                                                PERIOD ENDED         PERIOD ENDED
                                                              MAY 31, 2004 (a)   DECEMBER 31, 2003 (b)
                                                              ----------------   ---------------------
INVESTMENT INCOME
  Interest income                                               $         -           $     1,017
  Dividend income (Net of foreign taxes withheld of $142,828
    and $289,613, respectively)                                   1,421,605             2,208,133
                                                                -----------           -----------
Total Investment Income                                           1,421,605             2,209,150
                                                                -----------           -----------
EXPENSES
  Investment Advisor fees                                           514,721               850,701
  Administrator fees                                                 42,793                74,199
  Transfer agency fees:
    Institutional Shares                                             10,316                18,145
    A Shares (c)                                                          -                14,139
  Distributor fees:
    A Shares (c)                                                          -                   528
  Custodian fees                                                     37,233                64,881
  Accountant fees                                                    29,194                66,034
  Registration fees                                                   7,589                45,828
  Professional fees                                                  16,184                32,442
  Trustees' fees and expenses                                         1,823                 3,308
  Miscellaneous expenses                                             11,409                21,379
                                                                -----------           -----------
Total Expenses                                                      671,262             1,191,584
  Fees waived and expenses reimbursed                               (27,862)             (127,995)
                                                                -----------           -----------
Net Expenses                                                        643,400             1,063,589
                                                                -----------           -----------
NET INVESTMENT INCOME (LOSS)                                        778,205             1,145,561
                                                                -----------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments                         9,546,127             8,136,701
  Net realized gain (loss) on foreign currency transactions        (141,038)               17,415
                                                                -----------           -----------
Net Realized Gain (Loss) on Investments and Foreign Currency
  Transactions                                                    9,405,089             8,154,116
                                                                -----------           -----------
  Net change in unrealized appreciation (depreciation) on
    investments                                                  (8,222,310)           24,706,880
  Net change in unrealized appreciation (depreciation) on
    foreign currency translations                                    (1,125)               15,738
                                                                -----------           -----------
Net Change in Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                  (8,223,435)           24,722,618
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS                                   1,181,654            32,876,734
                                                                -----------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $ 1,959,859           $34,022,295
                                                                ===========           ===========

------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b) Commenced operations on January 28, 2003.
(c) On December 31, 2003, A Shares of Brown Advisory International Fund were reclassified as Institutional Shares of Brown Advisory International Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    BROWN ADVISORY VALUE EQUITY FUND
                                                            -------------------------------------------------
                                                                 PERIOD ENDED              PERIOD ENDED
                                                               MAY 31, 2004 (a)        DECEMBER 31, 2003 (b)
                                                            -----------------------   -----------------------
                                                              AMOUNT       SHARES       AMOUNT       SHARES
                                                            -----------   ---------   -----------   ---------
OPERATIONS
  Net investment income (loss)                              $   273,169               $   326,308
  Net realized gain (loss) on investments                     3,354,008                 3,469,798
  Net change in unrealized appreciation (depreciation) on
    investments                                                (180,078)                8,159,593
                                                            -----------               -----------
Increase (Decrease) in Net Assets from Operations             3,447,099                11,955,699
                                                            -----------               -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                       (144,548)                 (314,249)
    A Shares                                                          -                    (1,936)
  Net realized gain:
    Institutional Shares                                              -                (2,399,726)
    A Shares                                                          -                   (22,937)
                                                            -----------               -----------
Total Distributions to Shareholders                            (144,548)               (2,738,848)
                                                            -----------               -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                     27,891,875   2,100,935    56,496,095   5,111,138
    A Shares                                                          -           -       505,992      44,009
  Contributions from share reclassification:
    Institutional Shares (Note 1)                                     -           -       584,705      45,467
  Reinvestment of distributions:
    Institutional Shares                                          3,465         260     2,402,074     192,784
    A Shares                                                          -           -        17,981       1,442
  Redemption of shares:
    Institutional Shares                                     (2,636,308)   (198,708)   (2,083,268)   (175,098)
    A Shares                                                          -           -          (500)        (42)
  Redemptions from share reclassification:
    A Shares (Note 1)                                                 -           -      (584,705)    (45,409)
  Redemption fees                                                    44           -             -           -
                                                            -----------   ---------   -----------   ---------
Increase (Decrease) from Capital Share Transactions          25,259,076   1,902,487    57,338,374   5,174,291
                                                            -----------   ---------   -----------   ---------
Increase (Decrease) in Net Assets                            28,561,627                66,555,225
NET ASSETS
  Beginning of period                                        66,555,225                         -
                                                            -----------               -----------
  End of period*                                            $95,116,852               $66,555,225
                                                            ===========               ===========
* Accumulated undistributed (distributions in excess of)
    net investment income                                   $   138,744               $    10,123
                                                            -----------               -----------

------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b) Commenced operations on January 28, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BROWN ADVISORY GROWTH EQUITY FUND
                                                           --------------------------------------------------
                                                                 YEAR ENDED                 YEAR ENDED
                                                                MAY 31, 2004               MAY 31, 2003
                                                           -----------------------   ------------------------
                                                             AMOUNT       SHARES       AMOUNT        SHARES
                                                           -----------   ---------   -----------   ----------
OPERATIONS
  Net investment income (loss)                             $    11,334               $   154,243
  Net realized gain (loss) on investments                     (980,834)               (4,378,586)
  Net change in unrealized appreciation (depreciation) on
    investments                                              6,550,550                 2,658,451
                                                           -----------               -----------
Increase (Decrease) in Net Assets from Operations            5,581,050                (1,565,892)
                                                           -----------               -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                       (50,334)                 (185,314)
                                                           -----------               -----------
Total Distributions to Shareholders                            (50,334)                 (185,314)
                                                           -----------               -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                    11,635,184   1,461,850     9,353,529    1,448,801
    A Shares                                                   440,651      58,548        10,000        1,437
  Contributions from share reclassification:
    Institutional Shares (Note 1)                              492,157      59,873             -            -
  Reinvestment of distributions:
    Institutional Shares                                         2,462         313         6,281          998
  Redemption of shares:
    Institutional Shares                                    (6,976,914)   (876,144)   (9,814,502)  (1,516,650)
    A Shares                                                         -           -             -            -
  Redemptions from share reclassification:
    A Shares (Note 1)                                         (492,157)    (59,985)            -            -
  Redemption fees                                                   37           -             -            -
                                                           -----------   ---------   -----------   ----------
Increase (Decrease) from Capital Share Transactions          5,101,420     644,455      (444,692)     (65,414)
                                                           -----------   ---------   -----------   ----------
Increase (Decrease) in Net Assets                           10,632,136                (2,195,898)
NET ASSETS
  Beginning of period                                       34,077,237                36,273,135
                                                           -----------               -----------
  End of period*                                           $44,709,373               $34,077,237
                                                           ===========               ===========
* Accumulated undistributed (distributions in excess of)
    net investment income                                  $         -               $    15,511
                                                           -----------               -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  BROWN ADVISORY
                                                                    REAL ESTATE
                                                                       FUND
                                                              -----------------------
                                                                   PERIOD ENDED
                                                                 MAY 31, 2004 (A)
                                                              -----------------------
                                                                AMOUNT       SHARES
                                                              -----------   ---------
OPERATIONS
  Net investment (income) loss                                $   195,970
  Net realized gain (loss) on investments                        (103,810)
  Net change in unrealized appreciation (depreciation) on
    investments                                                  (197,974)
                                                              -----------
Increase (Decrease) in Net Assets from Operations                (105,814)
                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (105,661)
                                                              -----------
Total Distributions to Shareholders                              (105,661)
                                                              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                       14,276,059   1,392,690
  Reinvestment of distributions:
    Institutional Shares                                            4,065         361
  Redemption of shares:
    Institutional Shares                                         (208,177)    (21,216)
  Redemption fees                                                      36           -
                                                              -----------   ---------
Increase (Decrease) from Capital Share Transactions            14,071,983   1,371,835
                                                              -----------   ---------
Increase (Decrease) in Net Assets                              13,860,508
NET ASSETS
  Beginning of period                                                   -
                                                              -----------
  End of period*                                              $13,860,508
                                                              ===========
* Accumulated undistributed (distributions in excess of) net
  investment income                                           $    90,309
                                                              -----------

------------------------------
(a) Commenced operations on December 10, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BROWN ADVISORY SMALL-CAP GROWTH FUND
                                                           -----------------------------------------------------
                                                                  YEAR ENDED                  YEAR ENDED
                                                                 MAY 31, 2004                MAY 31, 2003
                                                           -------------------------   -------------------------
                                                              AMOUNT        SHARES        AMOUNT        SHARES
                                                           ------------   ----------   ------------   ----------
OPERATIONS
  Net investment income (loss)                             $ (1,683,249)               $ (1,345,902)
  Net realized gain (loss) on investments                     2,133,937                 (36,773,272)
  Net increase from payment by other service providers to
    reimburse and net realized loss on the disposal of
    investment violations (Note 7)                                8,476                           -
  Net change in unrealized appreciation (depreciation) on
    investments                                              30,494,131                  35,237,113
                                                           ------------                ------------
Increase (Decrease) in Net Assets from Operations            30,953,295                  (2,882,061)
                                                           ------------                ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                     22,925,417    2,393,487     41,307,996    6,333,490
    A Shares                                                  1,479,275       79,561     10,479,712      892,174
    B Shares                                                          -            -          1,812          166
    C Shares                                                          -            -         72,986        5,900
  Transactions due to acquisition:
    Institutional Shares                                              -            -      1,413,552      238,776
    A Shares                                                          -            -     20,974,759    1,876,052
    B Shares                                                          -            -      1,216,279      115,180
    C Shares                                                          -            -        109,144       10,350
  Contributions from share reclassification:
    A Shares (Note 1)                                         1,598,889       84,777              -            -
  Redemption of shares:
    Institutional Shares                                    (40,148,506)  (4,197,994)   (57,354,914)  (8,909,252)
    A Shares                                                 (5,032,240)    (280,734)   (19,802,036)  (1,664,617)
    B Shares                                                   (135,539)      (8,730)      (179,340)     (15,926)
    C Shares                                                          -            -       (181,025)     (16,250)
  Redemptions from share reclassification:
    B Shares (Note 1)                                        (1,598,889)     (90,690)             -            -
  Redemption fees                                                 6,852            -         15,140            -
                                                           ------------   ----------   ------------   ----------
Increase (Decrease) from Capital Share Transactions         (20,904,741)  (2,020,323)    (1,925,935)  (1,133,957)
                                                           ------------   ----------   ------------   ----------
Increase (Decrease) in Net Assets                            10,048,554                  (4,807,996)
NET ASSETS
  Beginning of period                                       121,391,222                 126,199,218
                                                           ------------                ------------
  End of period*                                           $131,439,776                $121,391,222
                                                           ============                ============
* Accumulated undistributed (distributions in excess of)
    net investment income                                  $          -                $          -
                                                           ------------                ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  BROWN ADVISORY
                                                                  SMALL-CAP VALUE
                                                                       FUND
                                                              -----------------------
                                                                   PERIOD ENDED
                                                                 MAY 31, 2004 (a)
                                                              -----------------------
                                                                AMOUNT       SHARES
                                                              -----------   ---------
OPERATIONS
  Net investment (income) loss                                $   (46,318)
  Net realized gain (loss) on investments                       1,167,261
  Net change in unrealized appreciation (depreciation) on
    investments                                                   646,763
                                                              -----------
Increase (Decrease) in Net Assets from Operations               1,767,706
                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Realized Gains                                                   (5,470)
                                                              -----------
Total Distributions to Shareholders                                (5,470)
                                                              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                       34,145,889   3,122,355
  Contributions from reorganization:
    Institutional Shares (Note 1)                               4,791,260     479,126
  Reinvestment of distributions:
    Institutional Shares                                               82           8
  Redemption of shares:
    Institutional Shares                                         (924,156)    (84,977)
  Redemption fees                                                   3,446           -
                                                              -----------   ---------
Increase (Decrease) from Capital Share Transactions            38,016,521   3,516,512
                                                              -----------   ---------
Increase (Decrease) in Net Assets                              39,778,757
NET ASSETS
  Beginning of period                                                   -
                                                              -----------
  End of period*                                              $39,778,757
                                                              ===========
* Accumulated undistributed (distributions in excess of) net
  investment income                                           $     3,359
                                                              -----------

------------------------------
(a) Commenced operations on October 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      BROWN ADVISORY INTERNATIONAL FUND
                                                             ---------------------------------------------------
                                                                  PERIOD ENDED               PERIOD ENDED
                                                                MAY 31, 2004 (a)         DECEMBER 31, 2003 (b)
                                                             -----------------------   -------------------------
                                                                AMOUNT       SHARES       AMOUNT        SHARES
                                                             ------------   --------   ------------   ----------
OPERATIONS
  Net investment income (loss)                               $    778,205              $  1,145,561
  Net realized gain (loss) on investments and foreign
    currency transactions                                       9,405,089                 8,154,116
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations              (8,223,435)               24,722,618
                                                             ------------              ------------
Increase (Decrease) in Net Assets from Operations               1,959,859                34,022,295
                                                             ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                          (91,127)               (1,332,783)
    A Shares                                                            -                      (812)
  Net realized gain:
    Institutional Shares                                                -                (3,931,769)
    A Shares                                                            -                    (9,367)
                                                             ------------              ------------
Total Distributions to Shareholders                               (91,127)               (5,274,731)
                                                             ------------              ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                       12,445,596    911,068    102,857,788   10,045,120
    A Shares                                                            -          -        201,466       20,062
  Contributions from share reclassification:
    Institutional Shares (Note 1)                                       -          -        283,702       21,046
  Reinvestment of distributions:
    Institutional Shares                                            2,481        183      3,948,825      307,381
    A Shares                                                            -          -         10,179          794
  Redemption of shares:
    Institutional Shares                                       (8,176,614)  (602,575)   (16,111,788)  (1,495,537)
  Redemptions from share reclassification:
    A Shares (Note 1)                                                   -          -       (283,702)     (20,856)
  Redemption fees:
    Institutional Shares                                                6          -          1,303            -
                                                             ------------   --------   ------------   ----------
Increase (Decrease) from Capital Share Transactions             4,271,469    308,676     90,907,773    8,878,010
                                                             ------------   --------   ------------   ----------
Increase (Decrease) in Net Assets                               6,140,201               119,655,337
NET ASSETS
  Beginning of period                                         119,655,337                         -
                                                             ------------              ------------
  End of period*                                             $125,795,538              $119,655,337
                                                             ============              ============
* Accumulated undistributed (distributions in excess of)
    net investment income                                    $    542,410              $     (3,630)
                                                             ------------              ------------

------------------------------
(a) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b) Commenced operations on January 28, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                        Selected Data For A Single Share
                               --------------------------------------------------

                                 Net Asset      Net           Net          Total
                                   Value     Investment   Realized and      from
                                 Beginning     Income      Unrealized    Investment
                                 of Period     (Loss)     Gain (Loss)    Operations
---------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2004 (b) (c)
  Institutional Shares             $12.86        0.04          0.56          0.60
December 31, 2003
  Institutional Shares (d)          10.00        0.07          3.38          3.45
---------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2004 (e)
  Institutional Shares          $ 7.22           - (f)      1.12          1.12
May 31, 2003
  Institutional Shares (g)        7.58        0.03         (0.35)        (0.32)
  A Shares (d)                    6.96           -          0.25          0.25
May 31, 2002
  Institutional Shares (g)        9.40        0.04         (1.82)        (1.78)
May 31, 2001
  Institutional Shares (g)       10.85        0.02         (1.46)        (1.44)
May 31, 2000
  Institutional Shares (g)
    (d)                          10.00        0.01          0.85          0.86
---------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Period Ended
May 31, 2004
  Institutional Shares (d)      $10.00        0.21          0.03          0.24

                                              Selected Data For A Single Share
                               --------------------------------------------------------------
                                           Distributions
                               -------------------------------------
                                                           Total                    Net Asset
                                from Net    from Net   Distributions                  Value
                               Investment   Realized        to         Redemption    End of
                                 Income      Gains     Shareholders     Fees (a)     Period
-----------------------------  --------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2004 (b) (c)
  Institutional Shares           (0.02)          -         (0.02)          - (f)     $13.44
December 31, 2003
  Institutional Shares (d)       (0.07)      (0.52)        (0.59)          -          12.86
---------------------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2004 (e)
  Institutional Shares           (0.01)          -         (0.01)          - (f)     $ 8.33
May 31, 2003
  Institutional Shares (g)       (0.04)          -         (0.04)          -           7.22
  A Shares (d)                       -           -             -           -           7.21
May 31, 2002
  Institutional Shares (g)       (0.04)          -         (0.04)          -           7.58
May 31, 2001
  Institutional Shares (g)       (0.01)          -         (0.01)          -           9.40
May 31, 2000
  Institutional Shares (g)
    (d)                          (0.01)          -         (0.01)          -          10.85
---------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Period Ended
May 31, 2004
  Institutional Shares (d)       (0.14)          -         (0.14)          - (f)     $10.10

--------------------------------------------------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.
(c) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(d) See Note 1 for dates of commencement of operations.
(e) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from June 1, 2003 through December 31, 2003, the cumulative inception-to-date return for A Shares was 17.82%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(f) Less than $0.01 per share.
(g) Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                          Ratios/Supplemental Data
                                            -------------------------------------------------------------------------------------
                                                         Net Assets          Ratios to Average Net Assets (a)
                                                         at End of      -------------------------------------------
                                                           Period            Net                                        Portfolio
                                            Total          (000's        Investment         Net           Gross         Turnover
                                            Return        Omitted)      Income (Loss)     Expenses     Expenses (b)       Rate
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2004 (c) (d)
  Institutional Shares                        4.69% (f)   $95,117           0.82%          1.00%          1.09%            33%
December 31, 2003
  Institutional Shares (e)                   34.79% (f)    66,555           1.04%          1.00%          1.49%            71%
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2004 (g)
  Institutional Shares                       15.52%       $44,709           0.03%          1.00%          1.21%            32%
May 31, 2003
  Institutional Shares (h)                   (4.16)%       34,067           0.50%          0.73%          1.29%            42%
  A Shares (e)                                3.59% (f)        10           0.14%          1.25%       1477.65%            42%
May 31, 2002
  Institutional Shares (h)                  (18.96)%       36,273           0.45%          0.47%          1.22%            50%
May 31, 2001
  Institutional Shares (h)                  (13.29)%       38,022           0.22%          0.77%          1.22%            82%
May 31, 2000
  Institutional Shares (h) (e)                8.59% (f)    31,537           0.14%          1.00%          1.55%            42%
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2004
  Institutional Shares (e)                    2.34% (f)   $13,861           5.23%          1.00%          4.52%            15%

--------------------------------------------------------------------------------
(a) All ratios for periods less than a year are annualized.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(c) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.
(d) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(e) See Note 1 for dates of commencement of operations.
(f) Not annualized.
(g) Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period from June 1, 2003 through December 31, 2003, the cumulative inception-to-date return for A Shares was 17.82%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(h) Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                        Selected Data For A Single Share
                               --------------------------------------------------

                               Net Asset      Net           Net          Total
                                 Value     Investment   Realized and      from
                               Beginning     Income      Unrealized    Investment
                               of Period     (Loss)     Gain (Loss)    Operations
---------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2004 (b)
  Institutional Shares          $ 7.99       (0.14)         2.26          2.12
  A Shares                       15.06       (0.30)         4.33          4.03
May 31, 2003
  Institutional Shares (d)        8.26       (0.09)        (0.18)        (0.27)
  A Shares (e)                   11.18       (0.18)         4.06          3.88
  B Shares (e)                   10.56       (0.17)         3.79          3.62
May 31, 2002
  Institutional Shares (d)       11.67       (0.10)        (3.31)        (3.41)
May 31, 2001
  Institutional Shares (d)       13.82       (0.10)        (1.56)        (1.66)
May 31, 2000
  Institutional Shares (d)
    (e)                          10.00       (0.10)         3.92          3.82
---------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Period Ended
May 31, 2004
  Institutional Shares (e)      $10.00       (0.01)         1.32          1.31
---------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2004 (f)
  Institutional Shares          $13.48        0.09          0.13          0.22
December 31, 2003
  Institutional Shares (e)       10.00        0.15          3.96          4.11

                                              Selected Data For A Single Share
                               --------------------------------------------------------------
                                           Distributions
                               -------------------------------------
                                                           Total                    Net Asset
                                from Net    from Net   Distributions                  Value
                               Investment   Realized        to         Redemption    End of
                                 Income      Gains     Shareholders     Fees (a)     Period
-----------------------------  --------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2004 (b)
  Institutional Shares               -           -             -           - (c)     $10.11
  A Shares                           -           -             -           -          19.09
May 31, 2003
  Institutional Shares (d)           -           -             -           - (c)       7.99
  A Shares (e)                       -           -             -           -          15.06
  B Shares (e)                       -           -             -           -          14.18
May 31, 2002
  Institutional Shares (d)           -           -             -           -           8.26
May 31, 2001
  Institutional Shares (d)           -       (0.49)        (0.49)          -          11.67
May 31, 2000
  Institutional Shares (d)
    (e)                              -           -             -           - (c)      13.82
---------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Period Ended
May 31, 2004
  Institutional Shares (e)           -           - (c)         -           - (c)     $11.31
---------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2004 (f)
  Institutional Shares           (0.01)          -         (0.01)          - (c)     $13.69
December 31, 2003
  Institutional Shares (e)       (0.17)      (0.46)        (0.63)          - (c)      13.48

--------------------------------------------------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Effective December 31, 2003, B Shares were reclassified as A Shares. For the period from June 1, 2003 through December 31, 2003, the cumulative inception-to-date return for B Shares was 66.95%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(c) Less than $0.01 per share.
(d) Brown Advisory Small-Cap Growth Fund shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(e) See Note 1 for dates of commencement of operations.
(f) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                        Ratios/Supplemental Data
                                        -----------------------------------------------------------------------------------------
                                                         Net Assets          Ratios to Average Net Assets (a)
                                                         at End of      -------------------------------------------
                                                           Period            Net                                        Portfolio
                                          Total            (000's        Investment         Net           Gross         Turnover
                                        Return (b)        Omitted)      Income (Loss)     Expenses     Expenses (c)       Rate
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2004 (d)
  Institutional Shares                     26.53%         $112,594         (1.21)%         1.23%          1.24%            25%
  A Shares                                 26.76%           18,846         (1.49)%         1.50%          1.81%            25%
May 31, 2003
  Institutional Shares (e)                 (3.27)%         103,357         (1.20)%         1.25%          1.28%            33%
  A Shares (f)                             34.70% (g)       16,625         (1.46)%         1.50%          1.95%            33%
  B Shares (f)                             34.28% (g)        1,409         (1.96)%         2.00%          4.95%            33%
May 31, 2002
  Institutional Shares (e)                (29.22)%         126,199         (1.17)%         1.24%          1.24%            21%
May 31, 2001
  Institutional Shares (e)                (12.08)%         107,656         (0.95)%         1.25%          1.25%            25%
May 31, 2000
  Institutional Shares (e) (f)             38.20% (g)       87,959         (0.80)%         1.25%          1.35%            30%
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Period Ended
May 31, 2004
  Institutional Shares (f)                 13.13% (g)     $ 39,779         (0.33)%         1.25%          2.04%            33%
---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2004 (h)
  Institutional Shares                      1.63% (g)     $125,796           1.51%         1.25%          1.30%            39%
December 31, 2003
  Institutional Shares (f)                 41.77% (g)      119,655           1.35%         1.25%          1.37%            66%

--------------------------------------------------------------------------------
(a) All ratios for periods less than a year are annualized.
(b) Total return excludes the effect of sales charges for A Shares.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(d) Effective December 31, 2003, B Shares were reclassified as A Shares. For the period from June 1, 2003 through December 31, 2003, the cumulative inception-to-date return for B Shares was 66.95%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(e) Brown Advisory Small-Cap Growth Fund shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(f) See Note 1 for dates of commencement of operations.
(g) Not annualized.
(h) Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund (individually a "Fund," and collectively, the "Funds"). Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund are each diversified series of Forum Funds (the "Trust"). Brown Advisory Real Estate Fund is a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Effective May 31, 2004, Brown Advisory Value Equity Fund and Brown Advisory International Fund changed their fiscal year end from December 31 to May 31.

Institutional Shares of Brown Advisory Value Equity Fund and Institutional Shares and A Shares of Brown Advisory International Fund commenced operations on January 28, 2003. A Shares of Brown Advisory Value Equity Fund commenced operations on February 17, 2003. Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund. On December 31, 2003, the Board, upon recommendation of the Advisor reclassified A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund as Institutional Shares. Institutional Shares of Brown Advisory Growth Equity Fund commenced operations on June 28, 1999. Shares of Brown Advisory Growth Equity Fund issued and outstanding on February 11, 2003 were reclassified as Institutional Shares. A Shares of Brown Advisory Growth Equity Fund commenced operations on May 5, 2003. Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering A Shares of Brown Advisory Growth Equity Fund. On December 31, 2003, the Board, upon recommendation of the Advisor reclassified A Shares of Brown Advisory Growth Equity Fund as Institutional Shares. Institutional Shares of Brown Advisory Real Estate Fund commenced operations on December 10, 2003. Brown Advisory Small-Cap Growth Fund commenced operations on June 28, 1999. Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding on July 17, 2002, were reclassified as Institutional Shares. A, B and C Shares of Brown Advisory Small-Cap Growth Fund, through the reorganization described below, commenced operations on September 20, 2002. On February 11, 2003, C Shares of Brown Advisory Small-Cap Growth Fund were formally closed. Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering B Shares of Brown Advisory Small-Cap Growth Fund. On December 31, 2003, the Board, upon recommendation of the Advisor reclassified B Shares of Brown Advisory Small-Cap Growth Fund as A Shares. Institutional Shares of Brown Advisory Small-Cap Value Fund commenced operations on October 31, 2003.

A Shares generally provide for a front-end sales charge while B Shares provided for a contingent deferred sales charge.

Brown Advisory Value Equity Fund seeks to achieve capital appreciation. Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund seek to achieve capital appreciation by primarily investing in equity securities. Brown Advisory Real Estate Fund seeks to produce a high level of current income as its primary objective

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

and achieve capital appreciation as its secondary objective. Brown Advisory Small-Cap Value Fund seeks to achieve long-term capital appreciation. Brown Advisory International Fund seeks maximum long-term total return consistent with reasonable risk to principal.

As of September 20, 2002, Emerging Growth Fund, Inc. ("Emerging Growth Fund"), another mutual fund, reorganized with and into Brown Advisory Small-Cap Growth Fund. As a result, A Shares, B Shares, and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations, each class acquiring the assets of a corresponding share class of Emerging Growth Fund while Institutional Shares of Brown Advisory Small-Cap Growth Fund acquired the assets of Institutional and ABCAT Shares of Emerging Growth Fund. The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Depreciation immediately before and after the reorganization on September 20, 2002.

                                               BEFORE REORGANIZATION       AFTER REORGANIZATION
                                            ----------------------------   --------------------
                                            BROWN ADVISORY                    BROWN ADVISORY
                                              SMALL-CAP       EMERGING          SMALL-CAP
                                             GROWTH FUND     GROWTH FUND       GROWTH FUND
                                            --------------   -----------   --------------------
Institutional Class
  Shares                                       14,724,778        59,647          14,963,554
  Net Assets                                 $ 87,124,965    $  677,771        $ 88,538,517
  Net Assets, per share                      $       5.92    $    11.36        $       5.92
Class A
  Shares                                                -     1,876,052           1,876,052
  Net Assets                                 $          -    $20,974,759       $ 20,974,759
  Net Assets, per share                      $          -    $    11.18        $      11.18
Class B
  Shares                                                -       115,180             115,180
  Net Assets                                 $          -    $1,216,279        $  1,216,279
  Net Assets, per share                      $          -    $    10.56        $      10.56
Class C
  Shares                                                -        10,351              10,351
  Net Assets                                 $          -    $  109,144        $    109,144
  Net Assets, per share                      $          -    $    10.54        $      10.54
Class ABCAT
  Shares                                                -        64,773                   -
  Net Assets                                 $          -    $  735,781                   -
  Net Assets, per share                      $          -    $    11.36                   -
Net Unrealized Depreciation                  $(43,239,416)   $(6,812,063)      $(50,051,479)

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

On October 31, 2003, Brown Advisory Small-Cap Value Fund acquired all the net assets of Brown Advisory Small-Cap Value Fund, LP pursuant to a plan of reorganization approved by the Board of Trustees (the "Board") on October 28, 2003. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

DATE OF CONTRIBUTION          NET ASSETS              SHARES ISSUED           UNREALIZED GAIN
---------------------    ---------------------    ---------------------    ---------------------
  October 31, 2003            $4,791,260                 479,126                 $656,874

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. Brown Advisory International Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values its securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or
(2) the investment advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds' securities primarily trade but before the time as of which each Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Brown Advisory International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended May 31, 2004 have been reclassified. Brown Advisory Growth Equity Fund reclassifications were primarily the result of distributions in excess of net investment income and have no impact on the net assets of the Fund. Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value reclassifications were primarily the result of a net operating loss and have no impact on the net assets of each Fund. Brown Advisory International Fund reclassifications were primarily the result of realized currency losses and have no impact on the net assets of the Fund.

                                         ACCUMULATED NET         UNDISTRIBUTED NET
                                     INVESTMENT INCOME (LOSS)   REALIZED GAIN (LOSS)   PAID-IN CAPITAL
                                     ------------------------   --------------------   ---------------
Brown Advisory Growth Equity Fund           $   23,489                $      -           $   (23,489)
Brown Advisory Small-Cap Growth
  Fund                                       1,683,249                  (8,476)           (1,674,773)
Brown Advisory Small-Cap Value Fund             49,677                 (49,677)                    0
Brown Advisory International Fund             (141,038)                141,038                     -

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

The capital loss carryovers available to offset future capital gains, as of May 31, 2004, were as follows:

                                       EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING
                                         2008        2009         2010         2011         2012
                                       --------   ----------   ----------   ----------   ----------
Brown Advisory Growth Equity Fund      $65,246    $        -   $2,430,819   $3,455,581   $2,684,424
Brown Advisory Small-Cap Growth Fund         -     3,701,216    7,580,088   16,306,994   25,134,039

As a result of the reorganization with Emerging Growth Fund, Inc., in 2002, Brown Advisory Small-Cap Growth Fund has an annual capital loss carry forward limitation of $1,164,344 (Note 1).

For tax purposes, Brown Advisory Growth Equity Fund and Brown Advisory Real Estate Fund have current year deferred post-October capital losses of $401,086 and $84,436, respectively. For tax purposes, Brown Advisory International Fund has a current year deferred post-October currency loss of $141,038. These losses will be recognized for tax purposes on the first day of the Funds' next tax year.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include transfer agent fees, distribution fees, registration fees and certain other expenses as determined by the Board.

Deferred offering costs for Brown Advisory Real Estate Fund and Brown Advisory Small-Cap Value Fund of $9,514 and $7,561, respectively, consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial registration statements. Such costs are amortized over a twelve month period beginning with the commencement of operations of each Fund.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a 1.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund, subject to certain exceptions, to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time. Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund collected $44, $37, $36, $6,852, $3,446 and $6, respectively, in redemption fees during the period or year ended May 31, 2004.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company, is the investment advisor of each Fund. The Advisor receives an

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

annual advisory fee from Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund at an annual rate of 0.75%, 0.75%, 0.75%, 1.00%, 1.00% and 1.00% respectively, of each Fund's average annual daily net assets.

Cardinal Capital Management, L.L.C. ("Cardinal") is the sub-advisor for Brown Advisory Small-Cap Value Fund. The Advisor and not the Fund pays Cardinal a fee for advisory services provided to the Fund.

Philadelphia International Advisors LP ("PIA") is the sub-advisor for Brown Advisory International Fund. The Advisor and not the Fund pays PIA an advisory fee for advisory services provided to the Fund.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Forum Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, a Fund's A Shares may pay the Distributor a distribution fee at an annual rate of up to 0.25% of its average daily net assets. Under the Distribution Plan B Shares of Brown Advisory Small-Cap Growth Fund could pay up to 0.75% of its average daily net assets to the Distributor. The Distributor may pay some or all of these fees to various financial institutions, including the Advisor, that provide distribution or shareholder services. The Distribution Plan obligates the Funds to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the year ended May 31, 2004, the Distributor received $455 and $45,734 respectively, for A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund and $6,549 for B Shares of Brown Advisory Small-Cap Growth Fund.

For the year ended May 31, 2004, the Distributor retained $2,268 and $3,982 of the front-end sales charges assessed on the sale of A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund, respectively. For the period ended May 31, 2004, the Distributor did not retain any commissions from the front-end sales charges on sales of A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund as A Shares were closed effective December 31, 2004.

For the year ended May 31, 2004, the Distributor reallowed $14,536 and $33,325 as its portion of the back-end sales charges on the sales of A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund, respectively, and $931 on the repurchase of B Shares of Brown Advisory Small-Cap Growth Fund. For the period ended May 31, 2004, the Distributor did not retain any commissions from the back-end sales charges on sales of A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund as A Shares were closed effective December 31, 2004.

SHAREHOLDER SERVICE AGENT - Pursuant to the Trust's Shareholder Serving Plan with respect to Brown Advisory Small-Cap Growth Fund, the Fund's B Shares could pay a shareholder servicing fee at an annual rate of up to 0.25% of the class' average daily net assets. These fees are paid to various financial institutions, including the Advisor, that provided shareholder services to the Fund's B Share class.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

CUSTODY - Effective July 9, 2003, Brown Investment Advisory & Trust Company ("BIATC"), an affiliate of the Advisor, became the custodian for Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund and, for its services, receives a fee based on a percentage of each Fund's average daily net assets plus an annual account fee and certain other transaction fees.

For the fiscal period/fiscal year ended May 31, 2004, fees earned and waived by BIATC were as follows:

                                                              FEES EARNED   FEES WAIVED
                                                              -----------   -----------
Brown Advisory Value Equity Fund (a)                            $20,045       $20,045
Brown Advisory Growth Equity Fund (b)                            10,224        10,224
Brown Advisory Real Estate Fund (c)                              32,016        32,016
Brown Advisory Small-Cap Growth Fund (b)                         25,231        25,231
Brown Advisory Small-Cap Value Fund (d)                          17,854        17,854

------------------------------
(a) For the period January 1, 2004 through May 31, 2004.
(b) For the period July 9, 2003 through May 31, 2004.
(c) For the period December 10, 2003 through May 31, 2004.
(d) For the period October 31, 2003 through May 31, 2004.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares and A Shares of Brown Advisory Value Equity Fund to 1.00% and 1.25%, respectively, of that class' average daily net assets through December 31, 2003. The Advisor has voluntarily agreed to continue to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares to 1.00% of that class' average daily net assets. Voluntary waivers may be reduced or eliminated at any time.

The Advisor contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares and A Shares of Brown Advisory Growth Equity Fund to 1.00% and 1.25%, respectively, of that class' average daily net assets through May 31, 2004. The Advisor also agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares of Brown Advisory Real Estate Fund to 1.00% of that class' average daily net assets through September 30, 2004.

The Advisor contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares, A Shares, and B Shares of Brown Advisory Small-Cap Growth Fund to 1.25%, 1.50%, and 2.00%, respectively, of that class' average daily net assets through May 31, 2004. The Advisor also contractually

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Brown Advisory Small-Cap Value Fund to 1.25% of the Fund's average daily nets assets through September 30, 2004.

The Advisor contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual expenses of Institutional Shares and A Shares of Brown Advisory International Fund to 1.25% and 1.50%, respectively, of that class' average daily net assets through December 31, 2003. The Advisor voluntarily waived its fee and/or reimbursed Fund expenses to limit annual expenses of Institutional Shares to 1.25% of that class' average daily net assets through May 31, 2004. Voluntary waivers may be reduced or eliminated at any time.

BIATC has contractually agreed to waive all custody fees for Brown Advisory Value Equity Fund through April 30, 2005. BIATC has contractually agreed to waive all custody fees for Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund through September 30, 2004.

Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time.

For the fiscal period/fiscal year ended May 31, 2004, fees waived and expenses reimbursed were as follows:

                                                                                     TOTAL FEES
                                                                                     WAIVED AND
                                    ADVISOR    ADVISOR      BIATC    ADMINISTRATOR    EXPENSES
                                    WAIVED    REIMBURSED   WAIVED       WAIVED       REIMBURSED
                                    -------   ----------   -------   -------------   ----------
Brown Advisory Value Equity Fund
  (a)                               $9,254         $--     $20,045          $--        $29,299
Brown Advisory Growth Equity Fund
  (b)                               70,357      15,789      10,224        4,860        101,230
Brown Advisory Real Estate Fund
  (c)                               28,107      55,930      32,016       15,925        131,978
Brown Advisory Small-Cap Growth
  Fund (b)                              --      70,395      25,231           --         95,626
Brown Advisory Small-Cap Value
  Fund (d)                          80,133          --      17,854       11,618        109,605
Brown Advisory International Fund
  (a)                               27,862          --          --           --         27,862

------------------------------
(a) For the period January 1, 2004 through May 31, 2004.
(b) For the period June 1, 2003 through May 31, 2004.
(c) For the period December 10, 2003 through May 31, 2004.
(d) For the period October 31, 2003 through May 31, 2004.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the fiscal period/fiscal year ended May 31, 2004, were as follows:

                                                             COST OF     PROCEEDS FROM SALES
                                                            PURCHASES      AND MATURITIES
                                                           -----------   -------------------
Brown Advisory Value Equity Fund (a)                       $48,920,212       $24,395,962
Brown Advisory Growth Equity Fund (b)                       17,164,700        12,400,798
Brown Advisory Real Estate Fund (c)                         14,856,824         1,254,265
Brown Advisory Small-Cap Growth Fund (b)                    32,345,753        55,525,078
Brown Advisory Small-Cap Value Fund (d)                     45,317,807         8,457,272
Brown Advisory International Fund (a)                       50,499,389        45,856,802

------------------------------
(a) For the period January 1, 2004 through May 31, 2004.
(b) For the period June 1, 2003 through May 31, 2004.
(c) For the period December 10, 2003 through May 31, 2004.
(d) For the period October 31, 2003 through May 31, 2004.

For Federal income tax purposes, the tax basis of investment securities owned as of May 31, 2004, the net unrealized appreciation (depreciation) of investment securities, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

                                                                                          NET
                                                                                       UNREALIZED
                                                      UNREALIZED      UNREALIZED      APPRECIATION
                                       TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                      -----------    ------------    ------------    --------------
Brown Advisory Value Equity Fund      $87,874,721    $10,281,674      $2,340,250       $7,941,424
Brown Advisory Growth Equity Fund      39,966,436      7,068,363       2,332,163        4,736,200
Brown Advisory Real Estate Fund        14,263,911        331,677         549,025         (217,348)
Brown Advisory Small-Cap Growth Fund   91,725,299     44,818,700       4,172,920       40,645,780
Brown Advisory Small-Cap Value Fund    39,034,289      2,408,815       1,109,438        1,299,377
Brown Advisory International Fund     108,813,589     18,401,444       1,916,874       16,484,570

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

                         UNDISTRIBUTED   UNDISTRIBUTED                    UNREALIZED
                           ORDINARY        LONG-TERM     CAPITAL AND     APPRECIATION
                            INCOME           GAIN        OTHER LOSSES   (DEPRECIATION)      TOTAL
                         -------------   -------------   ------------   --------------   -----------
Brown Advisory Value
  Equity Fund             $2,898,630      $  595,417     $         -      $7,941,424     $11,435,471
Brown Advisory Growth
  Equity Fund                      -               -      (8,500,690)      4,736,200      (3,764,490)
Brown Advisory Real
  Estate Fund                 90,309               -         (84,436)       (217,348)       (211,475)
Brown Advisory Small-
  Cap Growth Fund                  -               -     (52,722,337)     40,645,780     (12,076,557)
Brown Advisory Small-
  Cap Value Fund           1,074,676          45,057               -       1,299,377       2,419,110
Brown Advisory
  International Fund       4,305,277       5,924,298               -      16,499,183      26,728,758

Any differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid during 2004 and 2003 were as follows:

                                                                  ORDINARY INCOME
                                                               ----------------------
                                                                 2004         2003
                                                               --------    ----------
Brown Advisory Value Equity Fund                               $144,548    $2,738,848
Brown Advisory Growth Equity Fund                                50,334       185,314
Brown Advisory Real Estate Fund                                 105,661             -
Brown Advisory Small-Cap Value Fund                               5,470             -
Brown Advisory International Fund                                91,127     5,274,731

NOTE 7. INVESTMENT RESTRICTION VIOLATIONS

In May 2004, Citigroup Global Transaction Services made a contribution to Brown Advisory Small-Cap Growth Fund to offset a trading investment restriction violation. As a result of the trading investment restriction, Brown Advisory Small-Cap Growth Fund sold the violating securities at a loss. Citigroup Global Transaction Services made a contribution to Brown Advisory Small-Cap Growth Fund to offset this loss. This amount is reflected as payment by other service providers to reimburse and net realized loss on investments in violation of restrictions on the Statements

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
--------------------------------------------------------------------------------

of Operations and Statements of Changes in Net Assets. This payment had no effect on the total return of Brown Advisory Small-Cap Growth Fund.

NOTE 8. RESTRICTED SECURITY

The following restricted security, held by Brown Advisory Small-Cap Value Fund, has been valued by the Valuation Committee pursuant to the Trust's valuation procedures:

                                  ACQUISITION      ACQUISITION     VALUE AT     % OF NET ASSETS AT
           SECURITY                   DATE            COST       MAY 31, 2004      MAY 31, 2004
           --------               -----------      -----------   ------------   ------------------
First City Liquidating Trust
  Loans Assets Corp.            November 3, 2003     $8,050         $2,800             0.0%

NOTE 9. SUBSEQUENT EVENT

At the August 13, 2004 Special Meeting of Shareholders, shareholders of Brown Advisory International Fund will be asked to vote on the following proposals:
(i) a policy to permit the Advisor, with respect to the Fund, to appoint and replace Fund sub-advisors ("Sub-advisors") and to enter into and approve amendments to Sub-Advisory Agreements without first obtaining shareholder approval ("Manager of Managers Structure"). According to the proposal, the implementation of a Manager of Managers Structure is contingent upon the receipt by the Advisor and the Trust of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure; (ii) an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor authorizing (a) the employment of the Manager of Managers Structure upon the receipt by the Advisor and the Trust of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure and (b) reimbursements to the Advisor for fees paid to an independent consultant of up to 0.05% per year of the Fund's average daily net assets. The independent consultant will assist the Advisor in the selection and monitoring of the Fund's Sub-advisors and will make recommendations regarding the allocation of assets amongst Sub-advisors; and (iii) a Sub-Advisory Agreement between the Advisor and Walter Scott under which the Advisor will allocate to, and Walter Scott will manage, Fund assets consistent with the Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund:

We have audited the accompanying statements of assets and liabilities of Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory Real Estate Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund (the "Funds"), each a series of Forum Funds, including the schedules of investments, as of May 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 23, 2004

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the Funds' policies and procedures used to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 540-6807. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no long-term capital gain dividends paid by the Funds for the tax year ended May 31, 2004.

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") are also presented below.

                                                               DRD%       QDI%
                                                              -------    -------
Brown Advisory Value Equity Fund                               19.03%     18.20%
Brown Advisory Growth Equity Fund                             100.00     100.00
Brown Advisory Small-Cap Value Fund                            10.10      11.64
Brown Advisory International Fund                               -         26.46

SPECIAL 2004 TAX INFORMATION

Brown Advisory International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year end May 31, 2004. In accordance with current tax laws, the foreign tax per share (for a share outstanding May 31, 2004) is as follows:

                                                           DIVIDEND PER    FOREIGN TAX PER
                         COUNTRY                              SHARE             SHARE
                         -------                           ------------    ---------------
China                                                         0.0060           0.0000
France                                                        0.0239           0.0036
Germany                                                       0.0227           0.0034
Ireland                                                       0.0184           0.0000
Japan                                                         0.0041           0.0003
Netherlands                                                   0.0154           0.0023
Spain                                                         0.0080           0.0012
Switzerland                                                   0.0090           0.0013
Thailand                                                      0.0006           0.0001
United Kingdom                                                0.0602           0.0060

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2004
--------------------------------------------------------------------------------

                         POSITION      LENGTH              PRINCIPAL            NUMBER OF PORTFOLIOS
        NAME,            WITH THE     OF TIME            OCCUPATION(S)            IN FUND COMPLEX     OTHER TRUSTEESHIPS
   AGE AND ADDRESS        TRUST        SERVED         DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE    HELD BY TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee    1989-Present  President, Citigroup; fund             24                  None
Born: July 15, 1942                               services division since
                                                  2003; President, Forum
                                                  Financial Group, LLC
                                                  ("Forum") (a fund services
                                                  company acquired by
                                                  Citigroup in 2003).
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis         Trustee    1989-Present  Professor of Economics,                24                  None
Born: February 15,                                University of California-Los
1943                                              Angeles; Visiting Professor
                                                  of Economics, Athens
                                                  University of Economics and
                                                  Business 1998-1999.
-------------------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee    1989-Present  President, Technology                  24                  None
Born: July 26, 1942                               Marketing Associates
                                                  (marketing company for small
                                                  and medium sized businesses
                                                  in New England).
-------------------------------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman   1989-Present  Retired; Partner, Wolfe,               24                  None
Born: November 9, 1943   Trustee     (Chairman    Block, Schorr and
                                    since 2004)   Solis-Cohen LLP (law firm)
                                                  2002-2003; Partner, Thelen
                                                  Reid & Priest LLP (law firm)
                                                  from 1995-2002.
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein      President   2003-Present  Director, Citigroup since             N/A                  N/A
Born: August 3, 1961                              2003; Director, Business &
                                                  Product Development, Forum
                                                  1999-2003.
-------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson             Vice     2003-Present  Relationship Manager,                 N/A                  N/A
Born: July 15, 1966     President/                Citigroup since 2003;
                        Assistant                 Relationship Manager, Forum
                        Secretary                 1999-2003.
-------------------------------------------------------------------------------------------------------------------------
Stacey E. Hong          Treasurer   2002-Present  Director, Fund Accounting,            N/A                  N/A
Born: May 10, 1966                                Citigroup since 2003;
                                                  Director Forum Accounting
                                                  Services, LLC (fund
                                                  accountant acquired by
                                                  Citigroup in 2003)
                                                  1998-2003.
-------------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk         Secretary   1998-Present  Counsel, Citigroup since              N/A                  N/A
Born: August 24, 1964                             2003; Counsel, Forum
                                                  1998-2003.
-------------------------------------------------------------------------------------------------------------------------

                             [BROWN ADVISORY LOGO]

                               INVESTMENT ADVISOR
                     Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                  800-540-6807

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a Code of Ethics as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. In addition, the Board recognized that the experience of the Trustees that are members of the Audit Committee is sufficient for them to perform the services required of Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Mastrapasqua Growth Fund Brown Advisory Growth Equity Fund Brown Advisory Maryland Bond Fund Brown Advisory Small-Cap Value Fund Brown Advisory Small-Cap Growth Fund Brown Advisory Real Estate Fund Brown Advisory Intermediate Income Fund Brown Advisory International Fund Brown Advisory Value Equity Fund

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $128,900 in 2003 and $168,900 in 2004.

(b) Audit-Related Fees - the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under Item 1 were $10,300 in 2003 and $35,700 in 2004.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $22,400 in 2003 and $31,500 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 0.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $22,400 in 2003 and $31,500 in 2004. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7. PROXY VOTING POLICY FOR CLOSED-END FUNDS
Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Code of Ethics.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit furnished herewith).

                                   SIGNATURES

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934
           AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS
            DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
                     UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

Registrant:       Forum Funds


By      /s/ Stacey E. Hong
        ______________________________
         Stacey E. Hong, Treasurer

Date    August 4, 2004
        ______________________________

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
      INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY
          THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE
                     CAPACITIES AND ON THE DATES INDICATED.


By      /s/ David I. Goldstein
        ______________________________
         David I. Goldstein, President

Date    August 4, 2004
        ______________________________


By      /s/ Stacey E. Hong
        ______________________________
         Stacey E. Hong, Treasurer

Date    August 4, 2004
        ______________________________